As filed with the Securities and Exchange Commission on April 30, 1999


                                                       Registration No. 811-9140
                                                               File No. 33-80057
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 -------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                   Under the
                             SECURITIES ACT OF 1933                          [X]
                          Pre-Effective Amendment No.                        [ ]

                        Post-Effective Amendment No. 11                      [X]

                                     and/or

                             REGISTRATION STATEMENT
                                    Under the
                         INVESTMENT COMPANY ACT OF 1940                      [X]

                                Amendment No. 13                             [X]

                        (Check appropriate box or boxes.)

                                  -------------

               Phoenix Duff & Phelps Institutional Mutual Funds
              (Exact Name of Registrant as Specified in Charter)
                                 -------------

           101 Munson Street, Greenfield, MA                  01301
        (Address of Principal Executive Offices)            (Zip Code)

                                 (800) 814-1897
              (Registrant's Telephone Number, including Area Code)

                                  -------------

                               Pamela S. Sinofsky
                               Compliance Officer
                        Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                           Hartford, Connecticut 06115
                     (Name and Address of Agent for Service)

                                  -------------


It is proposed that this filing will become effective (check appropriate box)
     [ ] immediately upon filing pursuant to paragraph (b)
     [X] on May 1, 1999 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1)
     [ ] 75 days after filing pursuant to paragraph (a)(2)
     [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed effective amendment.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS


                  Cross Reference Sheet Pursuant to Rule 495(a)
                        Under the Securities Act of 1933


                                     PART A

                       Information Required in Prospectus

Item Number Form N-1A, Part A                              Prospectus Caption
-----------------------------                              ------------------
1.   Front and Back Cover Pages .......................... Cover Page, Back Cover Page
2.   Risk/Return Summary; Investments, Risks,
     Performance ......................................... Investment Risk and Return Summary
3.   Risk/Return Summary; Fee Table ...................... Fund Expenses
4.   Investment Objectives, Principal Investment           Investment Risk and Return Summary; Investment
     Strategies, and Related Risks ....................... Strategies; Risks Related to Investment Strategies
5.   Management's Discussion of Fund Performance ......... Performance Tables
6.   Management, Organization, and Capital Structure ..... Management of the Portfolio
7.   Shareholder Information ............................. Pricing of Portfolio Shares; Purchase Options; Your
                                                           Account; How to Buy Shares; How to Sell Shares; Things
                                                           to Know When Selling Shares; Account Policies; Tax
                                                           Status of Distribution
8.   Distribution Arrangements ........................... Purchase Options
9.   Financial Highlights Information .................... Financial Highlights

                                     PART B

           Information Required in Statement of Additional Information

Item Number Form N-1A, Part B                              Statement of Additional Information Caption
-----------------------------                              -------------------------------------------
10.  Cover Page and Table of Contents .................... Cover Page, Table of Contents
11.  Fund History ........................................ The Fund
12.  Description of the Fund and Its Investment Risks .... Investment Objectives and Policies; Investment
                                                           Restrictions
13.  Management of the Fund .............................. Management of the Fund
14.  Control Persons and Principal Holders of Securities . Management of the Fund
15.  Investment Advisory and Other Services .............. The Investment Advisers; The Administrator; The
                                                           Distributor; Distribution Plans; Other Information
16.  Brokerage Allocation and Other Practices ............ Portfolio Transactions and Brokerage
17.  Capital Stock and Other Securities .................. Other Information
18.  Purchase, Redemption, and Pricing of Shares ......... Net Asset Value; How to Buy Shares; Redemption of
                                                           Shares; Tax Sheltered Retirement Plans; Investor Account
                                                           Services
19.  Taxation of the Fund ................................ Dividends, Distributions and Taxes
20.  Underwriters ........................................ The Distributor
21.  Calculations of Performance Data .................... Performance Information
22.  Financial Statements ................................ Financial Statements

                                     PART C
Information required to be included in Part C is set forth under the appropriate
          Item, so numbered, in Part C of this Registration Statement.

Phoenix Investment Partners

Prospectus

May 1, 1999

Phoenix
Duff & Phelps
Institutional
Mutual Funds

Core Equity Portfolio

Growth Stock

Real Estate Equity
Securities Portfolio

Managed Bond Portfolio

Enhanced Reserves Portfolio

Neither the Securities and Exchange
Commission nor any state securities
commission has approved or
disapproved of these securities or
determined if this prospectus is
truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus contains important
information that you should know
before investing in the Core Equity
Portfolio, the Growth Stock Portfolio,
the Real Estate Equity Securities
Portfolio, the Managed Bond Portfolio
and the Enhanced Reserves Portfolio.

[Logo: PHOENIX
       INVESTMENT PARTNERS]

                                   Table of Contents
----------------------------------------------------

Phoenix Duff & Phelps Institutional
 Core Equity Portfolio
 Investment Risk and Return Summary ..............  1
 Fund Expenses ...................................  2
 Investment Strategies ...........................  3
 Risks Related to Investment Strategies ..........  3
 Management of the Portfolio .....................  4
Phoenix Duff & Phelps Institutional
 Growth Stock Portfolio
 Investment Risk and Return Summary ..............  9
 Fund Expenses ................................... 11
 Investment Strategies ........................... 12
 Risks Related to Investment Strategies .......... 14
 Management of the Portfolio ..................... 16
Phoenix Real Estate Equity Securities Portfolio
 Investment Risk and Return Summary .............. 18
 Fund Expenses ................................... 21
 Investment Strategies ........................... 22
 Risks Related to Investment Strategies .......... 23
 Management of the Portfolio ..................... 25
Phoenix Duff & Phelps Institutional
 Managed Bond Portfolio
 Investment Risk and Return Summary .............. 27
 Fund Expenses ................................... 30
 Investment Strategies ........................... 31
 Risks Related to Investment Strategies .......... 33
 Management of the Portfolio ..................... 36
Phoenix Duff & Phelps Institutional
 Enhanced Reserves Portfolio
 Investment Risk and Return Summary .............. 38
 Fund Expenses ................................... 40
 Investment Strategies ........................... 41
 Risks Related to Investment Strategies .......... 43
 Management of the Portfolio ..................... 44
Pricing of Portfolio Shares ...................... 45
Purchase Options ................................. 46
Your Account ..................................... 47
How to Buy Shares ................................ 48
How to Sell Shares ............................... 48
Things You Should Know When Selling
 Shares .......................................... 49
Account Policies ................................. 50
Tax Status of Distributions ...................... 50
Financial Highlights ............................. 52
Additional Information ........................... 60


> Phoenix
  Duff & Phelps
  Institutional
  Mutual
  Funds

Phoenix Duff & Phelps Institutional Core Equity Portfolio
Investment Risk and Return Summary
----------------------------------

Investment Objective


Phoenix Duff & Phelps Institutional Core Equity Portfolio has an investment objective of long-term capital appreciation. There is no guarantee that the portfolio will achieve its objective.


Principal Investment Strategies


> The portfolio seeks to increase the value of your shares by investing in securities the adviser expects to increase in value. Most of the portfolio's investments will be in common stocks. In selecting stocks for portfolio investment, the portfolio uses a blended approach, investing in growth stocks, value stocks or stocks that exhibit characteristics of both.


> The adviser selects securities primarily from the 1,000 largest U.S. companies based on predictability and consistency of future earnings and dividend growth at a price that the adviser believes is low relative to the stock's past valuation and its anticipated future growth. Securities may be sold when the adviser believes that they are overvalued or have experienced fundamental change.

Principal Risks


If you invest in this portfolio you risk that you may lose your investment.

Conditions affecting the overall economy, specific industries or companies in which the portfolio invests can be worse than expected. As a result, the value of your shares may decrease. Share value may also decrease if securities selected for portfolio investment fail to perform as the adviser expects.

Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market.

Growth securities are more dependent on market changes for return and tend to be more volatile to market changes than non-growth securities.


Performance Tables


Performance tables are not included for the Phoenix Duff & Phelps Institutional Core Equity Portfolio because the portfolio has not had annual returns for at least one calendar year.



                     Phoenix Duff & Phelps Institutional Core Equity Portfolio 1

Fund Expenses
-------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the portfolio.


                                                    Class X           Class Y
                                                    Shares            Shares
                                                    ------            ------
Shareholder Fees (fees paid directly
from your investment)
  Maximum Sales Charge (load) Imposed on
  Purchases (as a percentage of offering
  price)                                             None              None
  Maximum Deferred Sales Charge (load) (as           None              None
  a percentage of the lesser of the value
  redeemed or the amount invested)
  Maximum Sales Charge (load) Imposed on
  Reinvested Dividends                               None              None
  Redemption Fee                                     None              None
  Exchange Fee                                       None              None
                                                  --------------------------
                                                    Class X           Class Y
                                                    Shares            Shares
                                                    ------            ------
Annual Fund Operating Expenses (expenses
that are deducted from fund assets)
  Management Fees                                   0.50%             0.50%
  Distribution and Service (12b-1) Fees(b)           None             0.25%
  Other Expenses                                    4.01%             4.01%
                                                    ----              ----
Total Annual Fund Operating Expenses(a)             4.51%             4.76%
                                                    ====              ====

----------------


(a) The portfolio's investment adviser has agreed to reimburse or waive through December 31, 1999, other operating expenses, to the extent that such expenses exceed 0.15% for each class of shares. Actual Total Annual Operating Expenses for the portfolio, after expense reimbursement are 0.65% for Class X Shares and 0.90% for Class Y Shares.


(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

Example


This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------
Class        1 year   3 years   5 years   10 years
--------------------------------------------------
Class X      $452     $1,363    $2,283    $4,622
--------------------------------------------------
Class Y      $477     $1,434    $2,395    $4,819
--------------------------------------------------


2 Phoenix Duff & Phelps Institutional Core Equity Portfolio

Note: Your actual expenses may be lower than those shown in the table above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the portfolio's investment adviser. Refer to the section "Management of the Portfolio" for information about expense reimbursement.



Investment Strategies
---------------------

Investment Objective


The portfolio has an investment objective of long-term capital appreciation. There is no guarantee that the portfolio will achieve its objective.


Principal Investment Strategies


The portfolio invests primarily in a diversified portfolio of common stocks that exhibit growth characteristics, value characteristics or both.

The adviser seeks to select securities of the 1,000 companies with the largest market capitalizations traded in the United States. The companies are selected based on predictability and consistency of future earnings and dividend growth at a price that is low relative to the stock's historical valuation and the company's future growth prospects. The adviser monitors holdings for fundamental change and overvaluation to make sell decisions.

Temporary Defensive Strategy: In the event of adverse market conditions, the portfolio may pursue a policy of retaining cash or investing in high-quality money market instruments with maturities of one year or less, and in repurchase agreements. When this happens, the portfolio may not achieve its investment objective.

Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the portfolio.


Risks Related to Investment Strategies
--------------------------------------

General


The value of the portfolio's investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the portfolio's investments decreases, you will lose money. The value of the portfolio's investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not



                     Phoenix Duff & Phelps Institutional Core Equity Portfolio 3 perform as well as companies in other industries. To the extent that the portfolio's investments are affected by general economic declines and declines in industries that negatively affect the companies in which the portfolio invests, portfolio share values may decline. Share values can also decline if the specific companies selected for portfolio investment fail to perform as the adviser expects, regardless of general economic trends, industry trends and other economic factors. Securities that the adviser believes are undervalued may not realize their expected value.

In addition to these general risks of investing in the portfolio, there are several specific risks of investing in the portfolio that you should note.

Value Stocks

Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, causing their prices to remain the same or even decline.

Growth Stocks

Typically, growth stocks make little or no dividend payments to shareholders. Investment return is based upon the stocks' capital appreciation making return more dependent on market increases and decreases as compared to stocks that provide dividend payments. Growth stocks also tend to rise faster when markets advance and drop more sharply when markets fall making them more volatile than non-growth stocks to market changes. Should a market decline occur, the portfolio's price may fall more than that of a non-growth portfolio.

Impact of the Year 2000 Issue on Portfolio Investments

The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of an entity's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If an entity whose securities are held by the portfolio does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of entities whose securities are held by the portfolio.


Management of the Portfolio
---------------------------

The Adviser

Duff & Phelps Investment Management Co. ("Duff & Phelps") is the investment adviser to the portfolio and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. Duff & Phelps also acts as investment adviser to eight other mutual funds and as adviser to institutional clients. As of December 31, 1998, Duff & Phelps had approximately $15.2 billion in assets under management on a discretionary basis.


4 Phoenix Duff & Phelps Institutional Core Equity Portfolio

Subject to the direction of the portfolio's Board of Trustees, Duff & Phelps is responsible for managing the portfolio's investment program and the day-to-day management of the portfolio's investments. Duff & Phelps manages the portfolio's assets to conform with the investment policies as described in this prospectus. The portfolio pays Duff & Phelps a monthly investment management fee that is accrued daily against the value of the portfolio's net assets at the annual rate of 0.50%.

The adviser has voluntarily agreed to assume operating expenses of the portfolio (excluding management fees, distribution and service fees, interest, taxes, brokerage fees, commissions and extraordinary expenses) until December 31, 1999, to the extent that such expenses exceed 0.15% of the average annual net asset values of the portfolio.

During the portfolio's last fiscal year, the portfolio paid total management fees of $22,841. The ratio of management fees to average net assets for the fiscal year ended December 31, 1998 was 0.50%.


Portfolio Management


Diane Mustain serves as lead Portfolio Manager and as such is responsible for the day-to-day operation of the portfolio. As lead Portfolio Manager she manages the team of investment professionals responsible for the selection of portfolio securities for the equity portfolio. Ms. Mustain is an Executive Vice President of Duff & Phelps and serves as Vice Chairman of its Equity Strategy Committee. In addition, since 1993 Ms. Mustain has been a Sector Manager responsible for the Defensive Sector of the core equity portfolio. Ms. Mustain was Group Vice President from 1992 to 1993 where she was responsible for the selection of consumer stocks for the equity research model portfolio and provided analytical input to the Investment Management Committee. Ms. Mustain joined Phoenix Investment Partners, Ltd., then known as Duff & Phelps Corporation, in 1981.

Performance of the Portfolio

The table below sets out the return of each class of the portfolio's shares since inception of the portfolio through December 31, 1998.

---------------------------------------------------
Class of Shares   Return (4/14/98 through 12/31/98)
---------------------------------------------------
Class X Shares             2.97%
---------------------------------------------------
Class Y Shares             2.71%
---------------------------------------------------


Prior Investment Performance of Duff & Phelps


The following table sets forth composite performance data relating to the historical performance of substantially all of the institutional separately managed accounts managed by Duff & Phelps investment professionals that have substantially the same investment objectives, policies, strategies and risks as the portfolio. The data is provided to illustrate the past performance of Duff & Phelps in managing substantially similar accounts as compared to the S&P 500. Investors should not consider this performance data as an indication of past or future performance of the portfolio or of Duff & Phelps.



                     Phoenix Duff & Phelps Institutional Core Equity Portfolio 5

Duff & Phelps has calculated its composite performance data in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR-PPS[TM]"). AIMR has not been involved with the preparation or review of this illustration. AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to promote full and fair presentations by investment advisers of their performance results and ensure uniformity in reporting so that performance results of investment advisers are directly comparable.


AIMR composite performance figures are a quarterly aggregate of monthly returns of a group of similar accounts which are time weighted and asset weighted. Quarterly and yearly composite returns are the result of geometrically linking monthly and quarterly returns, respectively. (Each composite return figure is compounded by the successive period's composite return.)


All returns presented were calculated on a total return basis and include all dividends, interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of the maximum advisory fee of 0.75% of assets under management, brokerage commissions and execution costs paid by Duff & Phelps's institutional private accounts, without provision for income taxes. Only those institutional private accounts where Duff & Phelps exercised full discretionary investment authority have been included in the composite performance data. The institutional private accounts included in Duff & Phelps's composite performance data are not subject to the same expenses and specific tax restrictions applicable to regulated investment companies, such as the Phoenix-Duff & Phelps Institutional Core Equity Portfolio, under Subchapter M of the Internal Revenue Code and are not subject to Investment Company Act of 1940 restrictions on investment limitations and diversification. Consequently, Duff & Phelps's investment results could have been adversely affected had these regulations applied to the institutional private accounts.


The SEC standardized formula (average annual total return) is calculated net of portfolio fees and expenses as well as investment commissions while AIMR composites are net of portfolio expenses (for Duff & Phelps this consists of brokerage and transaction costs only) but gross of management fees (which are variable by client). A composite return is the aggregate total return of a group of similar accounts while the SEC formula is applied to only one account (mutual fund). The time weighting of the composite differs from the SEC formula in that the monthly total returns calculated for each account within the composite are adjusted for cash flows and income accruals by assuming that these flows occur mid-month. Consequently, composite performance is not overstated as a result of new investments nor penalized by withdrawals. Mutual funds, in contrast, calculate their net asset value daily and no adjustments would therefore be required when calculating total returns. For AIMR composites, accounts are dollar weighted to reflect the proportionate effect of account size on total return within the composite.



6 Phoenix Duff & Phelps Institutional Core Equity Portfolio

The following table illustrates all expenses and fees that an institutional privately managed account of Duff & Phelps will incur.

                                                                          Equity
                                                                        Portfolios
                                                                        ----------
Account Transaction Expenses
Maximum Sales Load Imposed on Purchases
  (as a percentage of amount invested)                                    None
Maximum Sales Load Imposed
  on Reinvested Dividends                                                 None
Deferred Sales Load (as a percentage of original
  purchase price or redemption proceeds, as applicable)                   None
Redemption Fee                                                            None
Exchange Fee                                                              None

Annual Fund Operating Expenses
Management Fees
  first $10 million                                       0.75%
  next $15 million                                        0.60%
  next $25 million                                        0.50%
  next $50 million                                        0.40%
12b-1 Fees                                                                None
Other Operating Expenses (a)                                              None
                                                                          ----
Total Fund Operating Expenses                                             0.75%
                                                                          ====

----------------

(a) The adviser's composite performance data reflect commission and transaction costs. The adviser does not assess custodial fees; however, custodial fees are customarily directly paid by institutional private clients to third party custodians.


The composite performance data presented below has been prepared in accordance with the AIMR Performance Presentation Standards. The investment results presented below could be calculated using different methods thereby producing different results. The performance below reflects past performance of Duff & Phelps for periods ending December 31, 1998 for similarly managed institutional private accounts and is not indicative of future results for the Phoenix-Duff & Phelps Institutional Core Equity Portfolio.


---------------------------------------------
Period        Adviser's Composite     S&P 500
---------------------------------------------
One Year          18.89%              28.76%
---------------------------------------------
Three Years       27.39%              28.39%
---------------------------------------------
Five Years        21.86%              24.15%
---------------------------------------------
Ten Years         17.78%              19.22%
---------------------------------------------

The institutional private accounts whose composite returns are shown above were managed by a team of Duff & Phelps professionals. The portfolio similarly is managed by a team headed by Diane Mustain.


                     Phoenix Duff & Phelps Institutional Core Equity Portfolio 7

Impact of the Year 2000 Issue on Portfolio Operations

The Trustees have directed management to ensure that the systems used by service providers (Duff & Phelps and its affiliates) in support of the portfolios' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Duff & Phelps has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Duff & Phelps management believes that the majority of these systems are already Year 2000 compliant. Duff & Phelps believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Duff & Phelps or its affiliates or the portfolio if such modifications and conversion are not timely completed.

Duff & Phelps will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives; and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the portfolio and is not expected to have a material impact on the operating results of Duff & Phelps.


8 Phoenix Duff & Phelps Institutional Core Equity Portfolio

Phoenix Duff & Phelps Institutional
Growth Stock Portfolio
Investment Risk and Return Summary
----------------------------------

Investment Objective


Phoenix Duff & Phelps Institutional Growth Stock Portfolio has an investment objective of long-term capital appreciation. There is no guarantee that the portfolio will achieve its objective.


Principal Investment Strategies


> The portfolio will seek to increase the value of your shares by investing in securities the adviser expects to increase in value. The portfolio invests in any class or type of stock believed by the adviser to offer the potential for capital growth over both the intermediate and long term. Most of the portfolio's investments will be in common stocks.

> The adviser first determines which industries it believes have the greatest growth potential and then identifies the amount and proportion of assets to be invested in each. Quantitative and fundamental analysis is then used to determine which securities to buy and sell. Approximately 950 large cap stocks go through a quantitative screening process where they are ranked on a number of factors including earnings acceleration, earning revisions, relative strength and valuation. From these, the top 10% are analyzed for potential portfolio investment. Companies that the adviser believes are capable of producing long-term, sustainable above-average earnings growth relative to their cost are then selected for portfolio investment. Securities that have dropped 15% or more in value relative to the S&P 500 Index, that are in the bottom 20% of their quantitative ranking, or that have reached the adviser's target sell price are analyzed for potential sale.

> The portfolio may invest in both U.S. and non-U.S. (foreign) companies of any size, although typically the portfolio invests in large cap stocks.


Principal Risks


If you invest in this portfolio you risk that you may lose your investment.

Conditions affecting the overall economy, specific industries or companies in which the portfolio invests can be worse than expected. As a result, the value of your shares may decrease.

Smaller companies may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies may also be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.


                    Phoenix Duff & Phelps Institutional Growth Stock Portfolio 9

Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the portfolio's investments. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets may not perform as well as U.S. markets.

The portfolio may be subject to greater risks than a portfolio that does not invest in securities with growth characteristics.


Performance Tables


The bar chart and table below provide some indication of the risks of investing in the Phoenix Duff & Phelps Institutional Growth Stock Portfolio. The bar chart shows changes in the portfolio's Class X Shares performance from year to year over the past ten years.(1) The table shows how the portfolio's average annual returns for one, five and ten years, and for the life of the portfolio compare to those of a broad-based securities market index. Performance data is based on the portfolio's past performance as a pooled separate investment account of Phoenix Home Life Mutual Insurance Company prior to March 1, 1996 (inception of the portfolio). The objectives, policies, guidelines and restrictions of the separate account are materially equivalent to those of the portfolio. The performance of the separate account has been restated to reflect the deduction of fees and expenses applicable to the portfolio's Class X Shares and Class Y Shares, respectively. The portfolio's past performance is not necessarily an indication of how the portfolio will perform in the future.


Growth Stock Portfolio

[Bar chart data]

1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
35.71%    3.25%     40.58%    2.19%     10.04%    -0.90%    34.73%    11.35%    25.76%    31.20%


(1) During the 10-year period shown in the chart above, the highest return for a quarter was 8.54% (quarter ending June 30, 1995) and the lowest return for a quarter was (3.18)% (quarter ending March 31, 1994). Year to date performance (through March 31, 1999) was 3.46%.



10 Phoenix Duff & Phelps Institutional Growth Stock Portfolio

-------------------------------------------------------------------------------------
Average Annual Total Returns                                             Life of the
(for the periods ending 12/31/98)    One Year   Five Years   Ten Years   Portfolio(1)
-------------------------------------------------------------------------------------
Class X Shares                       31.20%      19.65%       18.44%       18.05%
-------------------------------------------------------------------------------------
Class Y Shares                       30.85%      19.35%       18.14%       17.75%
-------------------------------------------------------------------------------------
S&P 500 Index(2)                     28.76%      24.15%       19.22%       18.16%
-------------------------------------------------------------------------------------


(1) Since December 2, 1985.

(2) The S&P 500 Stock Index is an unmanaged, commonly used measure of stock market total return performance.


Fund Expenses
-------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the portfolio.


                                                       Class X     Class Y
                                                       Shares      Shares
                                                       ------      ------
                                                                   C>
Shareholder Fees (fees paid directly from
your investment)
  Maximum Sales Charge (load) Imposed on
  Purchases (as a percentage of offering price)         None        None
  Maximum Deferred Sales Charge (load) (as a            None        None
  percentage of the lesser of the value redeemed
  or the amount invested)
  Maximum Sales Charge (load) Imposed on
  Reinvested Dividends                                  None        None
  Redemption Fee                                        None        None
  Exchange Fee                                          None        None

                                                    -------------------------
                                                       Class X     Class Y
                                                       Shares      Shares
                                                       ------      ------
Annual Fund Operating Expenses
(expenses that are deducted from
fund assets)
  Management Fees                                      0.60%       0.60%
  Distribution and Service (12b-1) Fees(b)              None       0.25%
  Other Expenses                                       0.40%       0.40%
                                                       ----        ----
Total Annual Fund Operating Expenses(a)                1.00%       1.25%
                                                       ====        ====

----------------


(a) The portfolio's investment adviser has agreed to reimburse or waive through December 31, 2001, total operating expenses to the extent that such expenses exceed 0.70% for Class X Shares and 0.95% for Class Y Shares. Actual Total Annual Operating Expenses for the portfolio, after expense reimbursement, are 0.70% for Class X Shares and 0.95% for Class Y Shares.


(b) Distribution and Service Fees represent an asset based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


                   Phoenix Duff & Phelps Institutional Growth Stock Portfolio 11

Example


This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------
Class        1 year   3 years   5 years   10 years
--------------------------------------------------
Class X      $102      $318      $552      $1,225
--------------------------------------------------
Class Y      $127      $397      $686      $1,511
--------------------------------------------------

Note: Your actual expenses may be lower than those shown in the table above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the portfolio's investment adviser. Refer to the section "Management of the Portfolio" for information about expense reimbursement.


Investment Strategies
---------------------

Investment Objective


The portfolio has an investment objective of long-term capital appreciation. There is no guarantee that the portfolio will meet its objective.


Principal Investment Strategies


Under normal circumstances, the portfolio will invest at least 65% of its total assets in any class or type of stock believed by the adviser to offer potential for capital appreciation over both the intermediate and long-term. Most of the portfolio's investments will be in common stocks.

To select securities for portfolio investment, the adviser first determines which industries, such as health care, technology, and energy, it believes have the greatest growth potential given the adviser's future economic outlook. The adviser will then identify the amount and proportion of assets to be invested in each such industry. The adviser will then use quantitative and fundamental analysis to determine which securities to buy and sell within each industry given its asset allocation. Approximately 950 large cap stocks go through a quantitative screening process where they are ranked on a number of factors including earnings acceleration, earning revisions, relative strength and valuation. From these, the top 10% are analyzed for potential portfolio investment. The adviser's analysis includes such activities as developing earnings


12 Phoenix Duff & Phelps Institutional Growth Stock Portfolio models, visiting companies, analyzing industry information and seeking information from other research firms. Companies that the adviser believes are capable of producing long-term and above-average sustainable earnings growth relative to their cost are then selected for portfolio investment.


Understanding the importance of a strong sell discipline, the adviser's investment process also incorporates three separate sell indicators. Specifically, if any holding:

     o    drops 15% or more in value relative to the S&P 500 Index;


     o    falls into the bottom 20% of its quantitative ranking; or


     o    reaches the adviser's target sell price,


it is reviewed by the adviser for potential sale.

The portfolio may invest up to 15% of its net assets in foreign securities.

The portfolio may invest in companies with small as well as large capitalizations.


Distribution of investment income, such as dividends and interest, is incidental in the selection of investments.


Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the portfolio's principal strategies, the portfolio may invest in fixed income securities with or without warrants or conversion features, and it may hold on to its cash or invest without limit in cash equivalents. When this happens, the portfolio may not achieve its investment objective.

Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the portfolio.


                   Phoenix Duff & Phelps Institutional Growth Stock Portfolio 13

Risks Related to Investment Strategies
--------------------------------------

General


The value of the portfolio's investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the portfolio's investments decreases, you will lose money. The value of the portfolio's investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. To the extent that the portfolio's investments are affected by general economic declines and declines in industries that negatively affect the companies in which the portfolio invests, portfolio share values may decline. Share values can also decline if the specific companies selected for portfolio investment fail to perform as the adviser expects, regardless of general economic trends, industry trends, and other economic factors.

In addition to these general risks of investing in the portfolio, there are several specific risks of investing in the portfolio that you should note.


Growth Stocks


Typically, growth stocks make little or no dividend payments to shareholders. Investment return is based upon the stocks' capital appreciation making return more dependent on market increases and decreases as compared to stocks that provide dividend payments. Growth stocks also tend to rise faster when markets advance and drop more sharply when markets fall making them more volatile than non-growth stocks to market changes. Should a market decline occur, the portfolio's price may fall more than that of a non-growth portfolio.


Small Market Capitalization Investing


Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.



14  Phoenix Duff & Phelps Institutional Growth Stock Portfolio

Foreign Investing


Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

     o    differences in accounting, auditing and financial reporting standards;

     o    generally higher commission rates on foreign portfolio transactions;

     o    differences and inefficiencies in transaction settlement systems;

     o    the possibility of expropriation or confiscatory taxation;

     o    adverse changes in investment or exchange control regulations;

     o    political instability; and

     o    potential restrictions on the flow of international capital.

Political and economic uncertainty, as well as less public information about investments, may negatively impact the portfolio's investments.

Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the portfolio.

Many of the foreign securities held by the portfolio will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.


Foreign Currency


Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the portfolio's net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.



                  Phoenix Duff & Phelps Institutional Growth Stock Portfolio 15

On January 1, 1999, eleven European countries began converting from their sovereign currency to the European Union common currency called the "Euro". This conversion may expose the portfolio to certain risks including the reliability and timely reporting of pricing information of the portfolio's holdings. In addition, one or more of the following may adversely affect specific securities in the portfolio:

     o known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

     o competitive implications of increased price transparency of European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

     o issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

     o currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

     o    potential tax consequences.

Impact of the Year 2000 Issue on Portfolio Investments

The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of an entity's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If an entity company whose securities are held by the portfolio does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of entities whose securities are held by the portfolio.


Management of the Portfolio
---------------------------

The Adviser

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the portfolio and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, Phoenix had $23.9 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


16 Phoenix Duff & Phelps Institutional Growth Stock Portfolio

Subject to the direction of the portfolio's Board of Trustees, Phoenix is responsible for managing the portfolio's investment program and the day-to-day management of the portfolio's investments. Phoenix manages the portfolio's assets to conform with the investment policies as described in this prospectus. The portfolio pays Phoenix a monthly investment management fee that is accrued daily against the value of that portfolio's net assets at the following annual rates.


----------------------------------------------
                    $1st billion   $1+ billion
----------------------------------------------
Management Fee         0.60%          0.55%
----------------------------------------------


The adviser has voluntarily agreed to assume total operating expenses of the portfolio (excluding interest, taxes, brokerage fees, commissions and extraordinary expenses) until December 31, 2001, to the extent that such expenses exceed the following percentages of the average annual net asset values of the portfolio:


-----------------------------------------------------------
                            Class X Shares   Class Y Shares
-----------------------------------------------------------
Growth Stock Portfolio          0.70%            0.95%
-----------------------------------------------------------


During the portfolio's last fiscal year, the portfolio paid total management fees of $383,128. The ratio of management fees to average net assets for the fiscal year ended December 31, 1998 was 0.60%.


Portfolio Management


The investment and trading decisions for the portfolio are made by a team of equity investment professionals.

Impact of the Year 2000 Issue on Portfolio Operations

The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the portfolios' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Phoenix has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Phoenix or its affiliates or the portfolio if such modifications and conversions are not timely completed.

Phoenix will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives; and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the portfolio and is not expected to have a material impact on the operating results of Phoenix.


                   Phoenix Duff & Phelps Institutional Growth Stock Portfolio 17

Phoenix Real Estate Equity
Securities Portfolio
Investment Risk and Return Summary
----------------------------------


Investment Objectives

Phoenix Real Estate Equity Securities Portfolio has investment objectives of capital appreciation and income with approximately equal emphasis. There is no guarantee that the portfolio will achieve its objective.

Principal Investment Strategies

> The portfolio's focus is capital appreciation and income. The portfolio seeks to increase the value of your shares by investing in securities the adviser believes have the potential for initial appreciation and continued income growth. The portfolio is a non-diversified investment company.

> The portfolio intends to invest primarily in publicly-traded real estate investment trusts (REITs), with emphasis on investment in equity REITs, and companies that are principally engaged in the real estate industry.

> Equity securities are selected using a two-tiered screening process. First the adviser screens the universe of eligible securities for securities it believes have the potential for initial appreciation, continued dividend growth and that show signs the issuer is an efficient user of capital. Securities that survive this screening are further evaluated based on interviews and fundamental research that focus on the issuer's strength of management and property, financial and performance reviews.

> An equity security may be evaluated for sale if its market value exceeds the adviser's estimated value, its financial performance is expected to decline or if the adviser believes the security's issuer fails to adjust its strategy to the real estate market cycle.

> To achieve its objective, the portfolio may invest up to 25% of its total assets in investment grade debt obligations of companies principally engaged in the real estate industry, mortgage-backed securities or short-term investments. Debt obligations and mortgage-backed securities may be of any maturity or duration (the length of a debt security on a present value basis). Debt securities are selected using a sector rotation approach. The adviser will seek to adjust the proportion of assets in categories of debt obligations or "sectors" and the selection within sectors to obtain higher returns on a relative basis.


18 Phoenix Real Estate Equity Securities Portfolio

Principal Risks

If you invest in this portfolio, you risk that you may lose your investment.

As a non-diversified investment company, the portfolio may invest a larger proportion of its assets in the securities of a smaller number of issuers, and as a result, price fluctuations in these securities have a greater impact on the portfolio's share price.

Conditions affecting the overall economy, the real estate industry and specific companies in which the portfolio invests can be worse than expected. As a result, the value of your shares may decrease.

REITs are subject to mortgage prepayment and refinancing risks, changes in the value of REIT-owned properties, and changing economic conditions, especially those that impact the real estate industry, including changes in interest rates. Additionally, REITs depend more on management skills than other types of securities.

REIT securities may trade less frequently and in lower volume than securities in other larger companies and they may be subject to abrupt and large price movements. Additionally, REIT securities may trade at prices less than the value of the underlying real estate and they are often not diversified. These factors may decrease the overall marketability of the securities.

Debt issues are subject to credit, interest rate and maturity risks. If the adviser misjudges the debt security issuer's ability to make principal and interest payments, income available for distribution may be less than that of other portfolios. Typically, debt obligations will increase in value when interest rates decline and decrease in value when interest rates rise. If interest rates do not move in the direction that the adviser expects, then the value of your shares may decrease. Debt obligations with longer maturities may be subject to greater price fluctuation.

Declining real estate values and rising interest rates may both negatively affect the value of investments in issues that hold real estate and investments in businesses related to the real estate industry.


                              Phoenix Real Estate Equity Securities Portfolio 19

Performance Tables


The bar chart and table below provide some indication of the risks of investing in the Phoenix Real Estate Equity Securities Portfolio. The bar chart shows the portfolio's Class X Shares performance last year.(1) The table shows how the portfolio's average annual returns for one year and for the life of the portfolio compare to those of a broad-based securities market index. The portfolio's past performance is not necessarily an indication of how the portfolio will perform in the future.


Real Estate Equity Securities Portfolio

[Bar chart data]

Calendar Year 1998      -20.53


(1) During the period shown in the chart above, the highest return for a quarter was (1.23)% (quarter ending March 31, 1998) and the lowest return for a quarter was (12.32)% (quarter ending September 30, 1998). Year to date performance (through March 31, 1999) was (4.71)%.

--------------------------------------------------------------------------------
Average Annual Total Returns
(for the periods ending 12/31/98)          One Year     Life of the Portfolio(1)
--------------------------------------------------------------------------------
Class X Shares                            (20.53)%            (1.02)%
--------------------------------------------------------------------------------
Class Y Shares                            (20.69)%            (1.21)%
--------------------------------------------------------------------------------
NAREIT Equity Total Return Index(2)       (17.50)%             0.79%
--------------------------------------------------------------------------------

(1) Since May 1, 1997.


(2) The National Association of Real Estate Investment Trusts (NAREIT) Equity Total Return Index is an unmanaged, commonly used measure of real estate equity market total return performance.


20 Phoenix Real Estate Equity Securities Portfolio

Fund Expenses
-------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the portfolio.


                                                       Class X     Class Y
                                                       Shares      Shares
                                                       ------      ------
Shareholder Fees (fees paid directly from
your investment)
  Maximum Sales Charge (load) Imposed on
  Purchases (as a percentage of offering price)         None        None
  Maximum Deferred Sales Charge (load) (as a            None        None
  percentage of the lesser of the value redeemed
  or the amount invested)
  Maximum Sales Charge (load) Imposed on
  Reinvested Dividends                                  None        None
  Redemption Fee                                        None        None
  Exchange Fee                                          None        None

                                                    -------------------------
                                                       Class X    Class Y
                                                       Shares     Shares
                                                       ------     ------
Annual Fund Operating Expenses
(expenses that are deducted from
fund assets)
  Management Fees                                      0.48%       0.48%
  Distribution and Service (12b-1) Fees(b)              None       0.25%
  Other Expenses                                       1.41%       1.41%
                                                       ----        ----
Total Annual Fund Operating Expenses(a)                1.89%       2.14%
                                                       ====        ====

----------------


(a) The portfolio's investment adviser has agreed to reimburse through December 31, 1999, other operating expenses to the extent that such expenses exceed 0.40% for each class of shares. Actual Total Annual Operating Expenses for the portfolio, after expense reimbursement are 0.88% for Class X Shares and 1.13% for Class Y Shares.

(b) Distribution and Service Fees represent an asset based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

Example


This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------
Class        1 year   3 years   5 years   10 years
--------------------------------------------------
Class X      $192      $594      $1,021    $2,212
--------------------------------------------------
Class Y      $217      $670      $1,149    $2,472
--------------------------------------------------


                              Phoenix Real Estate Equity Securities Portfolio 21

Note: Your actual expenses may be lower than those shown in the table above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the portfolio's investment adviser. Refer to the section "Management of the Portfolio" for information about expense reimbursement.


Investment Strategies
---------------------


Investment Objectives

The portfolio has investment objectives of capital appreciation and income with approximately equal emphasis. There is no guarantee that the portfolio will achieve its objective.


Principal Investment Strategies


The portfolio's focus is capital appreciation and income. The portfolio seeks to increase the value of your shares by investing in securities the adviser believes have the potential for initial appreciation and continued income growth.

Under normal circumstances, the portfolio intends to invest at least 75% of its assets in marketable securities of publicly-traded real estate investment trusts (REITs) and companies that are principally engaged in the real estate industry. A company is considered "principally engaged" in the real estate industry if at least 50% of the company's gross revenues or net profits come from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate. The portfolio does not invest directly in real estate.

The portfolio will primarily focus its investments in equity REITs. Generally, REITs are publicly-traded companies that invest primarily in income-producing real estate or real estate- related loans or interests. Equity REITs own real estate directly. Mortgage REITs invest the majority of their assets in real estate mortgages and earn income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

Equity securities are selected using a two-tiered screening process. First the adviser screens the universe of eligible securities for securities it believes have:

     o the potential for initial appreciation based on comparing the price of a security to its projected portfolios from operations growth rate;

     o the potential for continued dividend growth based on historical patterns of dividend growth; and

     o signs the issuer is an efficient user of capital based on cost of capital and return on investment comparisons.


22 Phoenix Real Estate Equity Securities Portfolio

Equity securities that survive this screening are further evaluated based on interviews and fundamental research that focuses on the issuer's strength of management and property, financial and performance reviews.

Portfolio holdings are continually compared to those in their peer group and reevaluated for potential sale. A security that:

     o    exceeds the adviser's estimated value;

     o    the adviser expects to decline in financial performance; or

     o the adviser believes has an issuer that fails to adjust its strategy to the real estate market cycle may be evaluated for sale.

The portfolio may invest up to 25% of its total assets on marketable debt obligations of companies principally engaged in the real estate industry, mortgage-backed securities, such as pass-through certificates, real estate mortgage investment conduits (REMICS), and collateralized mortgage obligations
(CMOs), or short-term investments. These investments will have credit ratings within the four highest rating categories, and, may be of any maturity or duration.

Debt obligations are selected using a sector rotation approach. The adviser will seek to adjust the proportion of assets in the various sectors and the selection of investments within sectors to obtain higher returns on a relative basis. The adviser selects sectors based on value as compared to risk. The adviser seeks investments within sectors that are undervalued based on fundamentals such as earnings coverage of interest, cash flow and liquidity.

Temporary Defensive Strategy: When the adviser believes there are extraordinary risks associated with investment in real estate market securities, the portfolio may invest up to 100% of its assets in short-term investments such as money-market instruments, repurchase agreements, certificates of deposit and bankers' acceptances. When this happens, the portfolio may not achieve its investment objective.

Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the portfolio.


Risks Related to Investment Strategies
--------------------------------------

General

The value of the portfolio's investments that supports your share value can decrease as well as increase. If, between the time you purchase shares and the time you sell shares, the value of the portfolio's investments decreases, you will lose money. The value of the portfolio's investments can decrease for a number of reasons. For example, changing economic conditions that affect the real estate industry may cause a decline in a value of many portfolio investments. The real estate industry could experience a decrease in sales and sale prices so that companies engaged in these businesses do not perform as well as expected. To the extent that the portfolio's investments are affected by general economic declines and declines in the real estate industry,


                              Phoenix Real Estate Equity Securities Portfolio 23
that negatively affect the companies in which the portfolio invests, portfolio shares values may decline. Share values can also decline if the specific issuers selected for portfolio investment fail to perform as the adviser expects, regardless of general economic trends, industry trends, and other economic factors.

In addition to these general risks of investing in the portfolio, there are several specific risks of investing in the portfolio that you should note.

Non-Diversification

Diversifying a portfolio's holdings can reduce the risks of investing. As a non-diversified investment company, the portfolio may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If the portfolio takes concentrated positions in a small number of issuers, changes in the price of those securities may cause the portfolio's return to fluctuate more than that of a diversified investment company.

Real Estate-Related Investments

The value of investments in issuers that hold real estate may be affected by changes in the values of real properties owned by the issuers. Likewise, investments in business related to the real estate industry may also be affected by the value of real estate generally or in particular geographical areas in which the businesses operate. A decline in real estate value may have a negative impact on the value of your shares.

Interest rates also can be a significant factor for issuers that hold real estate and those in related businesses. Increases in interest rates can cause or contribute to declines in real estate prices and can cause "slowdowns" in such related businesses as real estate sales and constructions.

REIT Securities

REIT securities are subject to mortgage prepayment and refinancing risks that make it difficult to accurately predict cash flows. Additionally, changes in the value of REIT-owned properties, economic conditions that impact the real estate industry and interest rate changes may decrease the value of your shares. REIT investments also depend more on management skills than other types of investments.

REIT securities often are not diversified and may only finance a limited number of projects or properties, which may subject REITs to abrupt and large price movements. REITs are heavily dependent on cash flow from properties and, at times, the market price of a REIT's securities may be less than the value of investments in real estate which may result in a lower price when the portfolio sells its shares in the REIT. REITs also may trade less frequently and in lower volume than securities of other larger companies which may also contribute to REIT securities losing value.


24 Phoenix Real Estate Equity Securities Portfolio

Debt Securities

Typically, debt obligations will increase in value when interest rates decline and decrease in value when interest rates rise. If interest rates do not move in the direction that the adviser expects, then the value of your shares may decrease. Credit risk for debt obligations typically increases as the rating declines. Securities with lower credit ratings have a greater chance of principal and interest payment default. Defaults and missed payments may cause the value of your shares to decrease and decrease the level of expected income payments. Longer maturities may be subject to price fluctuations due to interest rates, tax laws and other general market factors.

Impact of the Year 2000 Issue on Portfolio Investments

The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of an entity's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If an entity whose securities are held by the portfolio does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of entities whose securities are held by the portfolio.


Management of the Portfolio
---------------------------


The Adviser


Duff & Phelps Investment Management Co. ("Duff & Phelps") is the investment adviser to the portfolio and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. Duff & Phelps also acts as investment adviser to eight other mutual funds and as adviser to institutional clients. As of December 31, 1998, Duff & Phelps had approximately $15.2 billion in assets under management on a discretionary basis.

Subject to the direction of the portfolio's Board of Trustees, Duff & Phelps is responsible for managing the portfolio's investment program and the day-to-day management of the portfolio's investments. Duff & Phelps manages the portfolio's assets to conform with the investment policies as described in this prospectus. The portfolio pays Duff & Phelps a basic monthly investment management fee that is accrued daily at the annual rate of 0.50% of the value of the portfolio's net assets.

The basic monthly fee is subject to a performance adjustment based on the portfolio's performance as compared to certain prescribed benchmarks. For every 0.10% after the first 0.50% in which the portfolio's performance is higher or lower than the NAREIT Equity Total Return Index, the basic monthly fee will increase or decrease by 0.005%. This comparison is made on a rolling 12-month basis. The increase or decrease will not exceed 0.10% in any one 12-month period. The adjustment is computed and paid on a monthly basis.


                              Phoenix Real Estate Equity Securities Portfolio 25

The adviser has voluntarily agreed to assume operating expenses of the portfolio (excluding management fees, distribution and service fees, interest, taxes, brokerage fees, commissions and extraordinary expenses) until December 31, 1999, to the extent that such expenses exceed 0.40% of the average annual net asset values of the portfolio.

During the portfolio's last fiscal year, the portfolio paid total management fees of $79,971. The ratio of management fees to average net assets for the fiscal year ended December 31, 1998 was 0.48%.

Portfolio Management

Michael Schatt is responsible for managing the assets of the portfolio. Mr. Schatt is employed as Managing Director of Phoenix Investment Partners, Ltd. and is a Senior Vice President of Phoenix, as well as Vice President, Phoenix Duff & Phelps Institutional Mutual Funds, The Phoenix Edge Series Fund, Phoenix Multi-Portfolio Fund, Duff & Phelps Utilities Income Inc. and Duff & Phelps. His current responsibilities include serving as Portfolio Manager of the portfolio, the Real Estate Securities Portfolio of Phoenix Multi-Portfolio Fund, the Real Estate Securities Series of The Phoenix Edge Series Fund, and managing the real estate investment securities of Duff & Phelps Utilities Income Inc. Previously, he served as Director of the Real Estate Advisory Practice for Coopers & Lybrand, LLP and has over 16 years experience in the real estate industry.

Impact of the Year 2000 Issue on Portfolio Operations

The Trustees have directed management to ensure that the systems used by service providers (Duff & Phelps and its affiliates) in support of the portfolios' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Duff & Phelps has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Duff & Phelps management believes that the majority of these systems are already Year 2000 compliant. Duff & Phelps believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Duff & Phelps or its affiliates or the portfolio if such modifications and conversions are not timely completed.

Duff & Phelps will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives; and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the portfolio and is not expected to have a material impact on the operating results of Duff & Phelps.


26  Phoenix Real Estate Equity Securities Portfolio

Phoenix Duff & Phelps Institutional
Managed Bond Portfolio
Investment Risk and Return Summary
----------------------------------

Investment Objective


Phoenix Duff & Phelps Institutional Managed Bond Portfolio has an investment objective to generate a high level of current income and appreciation of capital consistent with prudent investment risk. There is no guarantee that the portfolio will achieve its objective.


Principal Investment Strategies


> The portfolio expects to invest principally in corporate debt securities issued by U.S. or foreign corporations and in U.S. and foreign government securities that are denominated, and pay interest and principal in, U.S. dollars. Foreign securities may be in developed or emerging market countries.

> Under normal circumstances, at least 80% of the value of the portfolio's total assets in bonds will be in the four highest rating categories (so-called "investment grade"), or if unrated, are of comparable quality in the adviser's opinion. The remaining 20% may be invested in below investment grade bonds (so-called "junk bonds").

> To select securities for portfolio investment, the adviser first determines the "sectors" or types of debt securities that have attractive values. The adviser then seeks to select issues within these sectors that it believes offer the best potential for total return based on risk-to-reward tradeoff. The adviser monitors the portfolio in order to increase asset allocations in sectors that it believes are performing well and out of sectors that it believes are not performing well. Securities may also be analyzed for sale when the adviser believes they have realized their value.

> The adviser attempts to manage interest rate risk by using a duration neutral strategy. Duration measures the expected life of a security by assessing and weighting the present value of the security's payment pattern. By maintaining the duration of the portfolio at a level similar to that of the Lehman Brothers Aggregate Bond Index, its benchmark, the adviser believes that the portfolio's exposure to interest rate risk is reduced as compared to a portfolio that actively pursues a strategy to invest based on its prediction of future interest rate changes.

> Securities considered for portfolio investment may be of any maturity, however the adviser attempts to maintain a maturity composition similar to that of the Lehman Brothers Aggregate Bond Index in an effort to reduce the portfolio's exposure to interest rate risk. Maturity composition refers to the percentage of securities with a certain maturity as compared to the total number of securities in the portfolio.


                   Phoenix Duff & Phelps Institutional Managed Bond Portfolio 27

> The portfolio intends to invest in short-term investments such as U.S. Government securities, obligations of U.S. banks and savings and loans associations such as certificates of deposit, time deposits and bankers' acceptances, commercial paper, and repurchase agreements.

> Other debt securities in which the portfolio may invest include mortgage- and asset- backed securities and municipal bonds.


Principal Risks


If you invest in this portfolio, you risk that you may lose your investment.

If the adviser misjudges the return potential, or the ability of issuers to make scheduled principal and interest payments, the portfolio's returns may be lower than prevailing returns and the portfolio's income available for distribution may be less than other portfolios. In addition, the value of portfolio shares is based on the market value of portfolio investments. Generally, when interest rates rise the value of debt securities falls.

Securities with longer maturites may be subject to greater price fluctuations due to interest rates, tax laws and other general market factors than securities with shorter maturities.

Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the portfolio's holdings. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets. Emerging market countries, countries with markets that are not fully developed, and companies doing business in emerging markets may not have the same range of opportunities as more developed countries and their companies. They may also have more obstacles to financial success.

Below investment grade securities (so-called "junk bonds") present a greater risk that the issuer will not be able to make interest and principal payments on time. If this happens, the portfolio would lose income and could expect a decline in the market value of the security.

A portion of the cash flow from mortgage-backed and other asset-backed securities may be from early payoff of some of the underlying loans. In the event of very high prepayments, the portfolio may be required to invest the proceeds at a lower interest rate, causing the portfolio to earn less than if the prepayments had not occurred. In addition, decreasing interest rates may negatively affect the value of these securities.

Principal and interest payments may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source (so-called "revenue bonds"). In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales.


28  Phoenix Duff & Phelps Institutional Managed Bond Portfolio

Performance Tables


The bar chart and table below provide some indication of the risks of investing in the Phoenix Duff & Phelps Institutional Managed Bond Portfolio. The bar chart shows changes in the portfolio's Class X Shares performance from year to year over the past ten years.(1) The table shows how the portfolio's average annual returns for one, five and ten years, and for the life of the portfolio compare to those of a broad-based securities market index. Performance data is based on the portfolio's past performance as a pooled separate investment account of Phoenix Home Life Mutual Insurance Company prior to March 1, 1996 (inception of the portfolio). The objectives, policies, guidelines and restrictions of the separate account are materially equivalent to those of the portfolio. The performance of the separate account has been restated to reflect the deduction of fees and expenses applicable to the portfolio's Class X Shares and Class Y Shares, respectively. The portfolio's past performance is not necessarily an indication of how the portfolio will perform in the future.


Managed Bond Portfolio

[Bar chart data]

                                        Calendar Year
1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
12.17%    3.71%     18.72%    8.90%     12.14%    -4.87%    19.97%    8.70%     9.75%     1.99%


(1) During the 10-year period shown in the chart above, the highest return for a quarter was 8.54% (quarter ending June 30, 1995) and the lowest return for a quarter was (3.18)% (quarter ending March 31, 1994). Year to date performance (through March 31, 1999) was 0.70%.

---------------------------------------------------------------------------------------------
Average Annual Total Returns                                                     Life of the
(for the periods ending 12/31/98)            One Year   Five Years   Ten Years   Portfolio(1)
---------------------------------------------------------------------------------------------
Class X Shares                                1.99%       6.79%        8.88%        9.47%
---------------------------------------------------------------------------------------------
Class Y Shares                                1.72%       6.52%        8.61%        9.20%
---------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index(2)       8.69%       7.27%        9.26%       10.13%
---------------------------------------------------------------------------------------------


(1) Since June 1, 1983.

(2) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of bond market total return performance.


                   Phoenix Duff & Phelps Institutional Managed Bond Portfolio 29

Fund Expenses
-------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the portfolio.


                                                      Class X           Class Y
                                                      Shares            Shares
                                                      ------            ------
Shareholder Fees (fees paid directly
from your investment)
  Maximum Sales Charge (load) Imposed on
  Purchases (as a percentage of offering
  price)                                               None              None
  Maximum Deferred Sales Charge (load) (as             None              None
  a percentage of the lesser of the value
  redeemed or the amount invested)
  Maximum Sales Charge (load) Imposed on
  Reinvested Dividends                                 None              None
  Redemption Fee                                       None              None
  Exchange Fee                                         None              None
                                                    --------------------------
                                                      Class X           Class Y
                                                      Shares            Shares
                                                      ------            ------
Annual Fund Operating Expenses
(expenses that are deducted from
fund assets)
  Management Fees                                     0.45%             0.45%
  Distribution and Service (12b-1) Fees(b)             None             0.25%
  Other Expenses                                      0.32%             0.32%
                                                      ----              ----
Total Annual Fund Operating Expenses(a)               0.77%             1.02%
                                                      ====              ====

----------------


(a) The portfolio's investment adviser has agreed to reimburse or waive through December 31, 2001, total operating expenses to the extent that such expenses exceed 0.55% for Class X Shares and 0.80% for Class Y Shares. Actual Total Annual Operating Expenses for the portfolio, after expense reimbursement, are 0.55% for Class X Shares and 0.80% for Class Y Shares.


(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

Example

This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the portfolio operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


30 Phoenix Duff & Phelps Institutional Managed Bond Portfolio

--------------------------------------------------
Class        1 year   3 years   5 years   10 years
--------------------------------------------------
Class X       $ 79     $246      $428      $  954
--------------------------------------------------
Class Y       $104     $325      $563      $1,248
--------------------------------------------------

Note: Your actual expenses may be lower than those shown in the table above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the portfolios investment adviser. Refer to the section "Management of the Portfolio" for information about expense reimbursement.


Investment Strategies
---------------------

Investment Objective


The portfolio has an investment objective to generate a high level of current income and appreciation of capital consistent with prudent investment risk. There is no guarantee that the portfolio will achieve its objective.


Principal Investment Strategies


Under normal circumstances, at least 80% of the value of the portfolio's total assets in bonds will be in the four highest rating categories (so-called "investment grade"), or if unrated, are of comparable quality in the adviser's opinion. The portfolio may invest up to 20% of the portfolio's net assets in below investment grade securities (so-called "junk bonds"). If the portfolio purchases an investment grade security that loses its investment grade rating, the portfolio is not required to sell the security. Ratings are established by nationally recognized statistical rating agencies. Please see the Statement of Additional Information for a detailed list of rating categories.

To select securities for portfolio investment, the adviser first determines the sectors or types of debt securities, such as Treasuries, municipal bonds, mortgage-backeds and foreign government securities, that have attractive values. The adviser then seeks to select issues within these sectors that offer the best potential for total return based on certain fundamentals, such as the value of the security as compared to the credit risk, liquidity and maturity. The adviser seeks those securities that it believes offer the best risk-to-reward tradeoff.

Sectors are continually monitored for performance. The adviser will increase asset allocations in sectors that it believes have attractive values and are performing well and out of sectors that it believes are not attractive or performing well. The portfolio may have a higher portfolio turnover rate using this allocation-shifting strategy. Higher portfolio turnover rates may increase transaction costs, negatively affect portfolio performance and increase capital gain distributions, which may result in greater tax liability to you. Securities are also analyzed for sale when the adviser believes they have realized their value.


                   Phoenix Duff & Phelps Institutional Managed Bond Portfolio 31

The adviser attempts to manage interest rate risk by using a duration neutral strategy. Duration measures the expected life of a security by assessing and weighting the present value of a security's payment pattern. Generally, the greater the duration, the greater the effect of interest changes on the price of a security. By maintaining the duration of the portfolio at a level similar to that of the Lehman Brothers Aggregate Bond Index, its benchmark, the adviser believes that the portfolio's exposure to interest rate risk is reduced as compared to a portfolio that actively pursues a strategy to invest based on its prediction of future interest rate changes. On March 31, 1999, the modified average duration of the Lehman Brothers Aggregate Bond Index was 4.68.

Securities considered for portfolio investment may be of any maturity, however the adviser attempts to maintain a maturity composition similar to that of the Lehman Brothers Aggregate Bond Index in an effort to reduce the portfolio's exposure to interest rate risk. Maturity composition refers to the percentage of securities with a certain maturity as compared to the total number of securities in the portfolio. On March 31, 1999, the maturity of the Lehman Brothers Aggregate Bond Index was 8.86.

The portfolio expects to invest principally in corporate debt securities issued by U.S. or foreign corporations and in U.S. and foreign government securities. Foreign companies and governments in which the portfolio may invest may be in developed countries or emerging market countries. Foreign government securities may be issued by the government or a political subdivision and will be denominated, and pay principal and interest, in U.S. dollars.

U.S. Government securities are issued or guaranteed as to principal and income by the United States government, its agencies and instrumentalities. Securities in which the portfolio may invest include U.S. Treasury Obligations and, among others, securities issued by the Federal Housing Administration, Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration, Farmers Home Administration and the Small Business Administration.


Securities selected for investment may have fixed or variable rates and may be purchased on a when-issued or delayed-delivery basis.


The portfolio intends to invest in short-term investments such as U.S. Government securities, obligations of U.S. banks and savings and loan associations such as certificates of deposit, time deposits and bankers' acceptances, commercial paper, and repurchase agreements.

The portfolio may invest in mortgage-backed and other asset-backed securities. Mortgage pass-through securities are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. These securities provide a monthly payment consisting of both principal and interest payments. In effect, these payments are a "pass through" of the monthly payments made by individual borrowers on their residential or commercial mortgage loans. Mortgage-backed securities also includes collateralized mortgage obligations (CMOs) which generally includes debt instruments collateralized by mortgage loans or mortgage pass-throughs. Asset-backed securities are based on financial assets other than mortgages, such as automobile and credit card loan receivables. Additional payments on mortgage- and asset-backed securities are caused by repayment of principal


32 Phoenix Duff & Phelps Institutional Managed Bond Portfolio resulting from the sale of the underlying property, refinancing or foreclosure. These prepayments are difficult to predict. This variability of prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise.


The portfolio may invest in municipal bonds. Generally, municipal bonds may be general obligations secured by the issuers faith, credit and taxing power to pay principal and interest or revenue bonds, that pay principal and interest from monies derived from a specific source.

Temporary Defensive Strategy: When in the opinion of the adviser, current cash needs or market or economic conditions warrant, the portfolio may temporarily retain cash or invest part or all of its assets in cash equivalents. When this happens, the portfolio may not achieve its investment objective.

Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the portfolio.


Risks Related to Investment Strategies
--------------------------------------

General


If the adviser misjudges a sector or security's return potential relative to another the portfolio's returns may be lower than prevailing returns, and the portfolio's income available for distribution to shareholders may be less, on a relative basis, than other fixed income opportunities. Similarly, if the adviser misjudges the ability of the issuer of a portfolio security to make scheduled interest and other income payments to the portfolio, the portfolio's income available for distribution to shareholders may decrease. Neither the portfolio nor the adviser can assure you that a particular level of income will consistently be achieved.

The value of your shares is based on the market value of the portfolio's investments. In the case of fixed income securities and other securities that have relatively fixed levels of return, the value of the security will be directly affected by trends in interest rates and the overall condition of credit markets. The price of fixed income securities will generally move in inverse proportion to interest rates. For example, in times of rising interest rates, the value of these types of securities tends to decrease. When interest rates fall, the value of these securities tends to rise.

In addition to these general risks of investing in the portfolio, there are several specific risks of investing in the portfolio that you should note.


Long-Term Maturities


Securities with longer maturities may be subject to greater price fluctuations due to interest rates, tax laws and other general market factors than securities with shorter maturities.



                   Phoenix Duff & Phelps Institutional Managed Bond Portfolio 33

Below Investment Grade Securities


Although below investment grade securities provide greater income and opportunity for capital appreciation than investments in higher grade securities, they also typically entail greater price volatility and principal and interest risk. There is a greater risk that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for higher grade securities, making it more difficult for the adviser to accurately predict risk.


U.S. Government Securities


Obligations issued or guaranteed by the U.S. government, agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of portfolio shares will increase.

Mortgage-Backed and Asset-Backed Backed Securities

It is difficult to predict cash flows from asset- and mortgage-backed securities. It is difficult to determine specific amounts and timing of prepayments on the underlying loans which makes it difficult to accurately predict cash flow. The variability of prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the portfolio may be required to invest these proceeds at a lower interest rate, causing the portfolio to earn less than if the prepayments had not occurred. Generally, prepayments will increase during a period of falling interest rates.


Foreign Investing


Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include:

     o    differences in accounting, auditing and financial reporting standards;

     o    generally higher commission rates on foreign portfolio transactions;

     o    differences and inefficiencies in transaction settlement systems;

     o    the possibility of expropriation or confiscatory taxation;

     o    adverse changes in investment or exchange control regulations;

     o    political instability; and

     o    potential restrictions on the flow of international capital.

Political and economic uncertainty, as well as less public information about investments, may negatively impact the portfolio's investments.

Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the portfolio.


34 Phoenix Duff & Phelps Institutional Managed Bond Portfolio

Many of the foreign securities held by the portfolio will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Foreign Currency

Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the portfolio's net asset value (share price) and income either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.

On January 1, 1999, eleven European countries began converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the portfolio to certain risks including the reliability and timely reporting of pricing information of the portfolio's holdings. In addition, one or more of the following may adversely affect specific securities in the portfolio:

     o known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

     o competitive implications of increased price transparency of European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

     o issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

     o currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

     o    potential tax consequences.

Municipal Bonds

Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source (so-called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the portfolio.


                   Phoenix Duff & Phelps Institutional Managed Bond Portfolio 35

Emerging Market Investing


Investment in less-developed countries whose markets are still emerging generally presents risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. The charters of individual companies in developing countries may impose limitations on foreign ownership to prevent, among other concerns, violation of foreign investment limitations.

The economies of developing countries generally are heavily dependent upon international trade; and accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been (and may continue to be) adversely affected by economic conditions in the countries with which they trade.

Impact of the Year 2000 Issue on Portfolio Investments

The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of an entity's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If an entity whose securities are held by the portfolio does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of entities whose securities are held by the portfolio.


Management of the Portfolio
---------------------------

The Adviser

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the portfolio and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, Phoenix had $23.9 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Subject to the direction of the portfolio's Board of Trustees, Phoenix is responsible for managing the portfolio's investment program and the day-to-day management of the portfolio's investments. Phoenix manages the portfolio's assets to conform with the investment policies as described in this prospectus. The portfolio pays Phoenix a monthly investment management fee that is accrued daily against the value of that portfolio's net assets at the following annual rates.


36  Phoenix Duff & Phelps Institutional Managed Bond Portfolio

----------------------------------------------
                    $1st billion   $1+ billion
----------------------------------------------
Management Fee         0.45%          0.40%
----------------------------------------------


The adviser has voluntarily agreed to assume total operating expenses of the portfolio (excluding interest, taxes, brokerage fees, commissions and extraordinary expenses) until December 31, 2001, to the extent that such expenses exceed the following percentages of the average annual net asset values of the portfolio:


-----------------------------------------------------------
                            Class X Shares   Class Y Shares
-----------------------------------------------------------
Managed Bond Portfolio          0.55%            0.80%
-----------------------------------------------------------


During the portfolio's last fiscal year, the portfolio paid total management fees of $421,814. The ratio of management fees to average net assets for the fiscal year ended December 31, 1998 was 0.45%.


Portfolio Management


James D. Wehr serves as portfolio manager of the portfolio and as such is responsible for the day-to-day management of the portfolio's holdings. Mr. Wehr served as portfolio manager of the Phoenix Home Life Separate Account P (predecessor to the Managed Bond Portfolio) (1990-1996) and has served as portfolio manager of Phoenix Tax-Exempt Bond Portfolio of the Phoenix Multi-Portfolio Fund since 1988; Phoenix California Tax Exempt Bond Fund, Inc. since 1993, and has been a Managing Director of Phoenix since 1991.

Impact of the Year 2000 Issue on Portfolio Operations

The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the portfolios' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Phoenix has determined that it will be required to modify or replace portions of its software so that is computer systems will properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Phoenix or its affiliates or the portfolio if such modifications and conversions are not timely completed.

Phoenix will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives; and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the portfolio and is not expected to have a material impact on the operating results of Phoenix.


                   Phoenix Duff & Phelps Institutional Managed Bond Portfolio 37

Phoenix Duff & Phelps Institutional
Enhanced Reserves Portfolio
Investment Risk and Return Summary
----------------------------------

Investment Objective


The Phoenix Duff & Phelps Institutional Enhanced Reserves Portfolio has an investment objective to seek a high level of current income consistent with preservation of capital. There is no guarantee that the portfolio will achieve its objective.


Principal Investment Strategies


> The portfolio intends to invest primarily in a diversified portfolio of U.S. Government securities and high quality corporate debt obligations.

> The adviser focuses on allocating assets to undervalued "sectors" or types of securities. Securities selected for portfolio investment offer high credit ratings and greater interest rates than other securities available in the marketplace and offer relative value based on liquidity and marketability as compared to creditworthiness. Securities that no longer offer these characteristics are evaluated for sale.

> The portfolio may invest in mortgage- and asset-backed securities, municipal securities, bank obligations, certain money market instruments and repurchase agreements.

> The portfolio may invest in securities of any maturity; however, the portfolio seeks to maintain a duration (measurement of payments received from a debt security on a present value basis) of approximately one year.

> The portfolio invests in securities rated within the three highest credit rating categories and seeks to maintain an average portfolio credit quality of the second highest rating category or better.


Principal Risks


If you invest in this portfolio, you risk that you may lose your investment.

If the adviser misjudges the return potential, or the ability of issuers to make scheduled principal and interest payments, the portfolio's returns may be lower than prevailing returns and the portfolio's income available for distribution may be less than other portfolios. Neither the portfolio nor the adviser can assure you that a particular level of income will consistently be achieved.

Generally, the value of debt securities is inversely related to changes in interest rates. If interest rates rise, the value of debt securities will fall. This may cause the value of your shares to decrease.


38 Phoenix Duff & Phelps Institutional Enhanced Reserves Portfolio

Securities with longer maturities may be subject to greater price fluctuations due to interest rates, tax laws and other general market factors than securities with shorter maturities.

Obligations issued or guaranteed by the U.S. government, agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of portfolio shares will increase.

A portion of the cash flow from asset-backed and mortgage-backed securities may be from early payoff of some of the underlying loans. Early payoffs may result in the portfolio receiving less income than originally anticipated. In the event of very high prepayments, the portfolio may be required to invest the proceeds at a lower interest rate, causing the portfolio to earn less than if the prepayments had not occurred. In addition, decreasing interest rates may negatively affect the value of these securities.

Principal and interest payments on municipal bonds may not be guaranteed by the issuer and may be payable only from monies derived from a particular source (so-called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all.


Performance Tables


The bar chart and table below provide some indication of the risks of investing in the Phoenix Duff & Phelps Institutional Enhanced Reserves Portfolio. The bar chart shows changes in the portfolio's Class X Shares performance from year to year over the life of the portfolio.(1) The table shows how the portfolio's average annual returns for one year and for the life of the portfolio compare to those of a broad-based securities market index. Performance data is based on the portfolio's past performance as Duff & Phelps Enhanced Reserves Fund prior to July 19, 1996 (inception of the portfolio). The portfolio's past performance is not necessarily an indication of how the portfolio will perform in the future.


Enhanced Reserves Portfolio

[Bar chart data]

          Calendar Year
1995      1996      1997      1998
7.80%     4.72%     6.03%     5.34%


(1) During the period shown in the chart above, the highest return for a quarter was 2.13% (quarter ending December 31, 1995) and the lowest return for a quarter was 0.35% (quarter ending December 31, 1998). Year to date performance (through March 31, 1999) was 0.78%.



              Phoenix Duff & Phelps Institutional Enhanced Reserves Portfolio 39

---------------------------------------------------------------------------------------
Average Annual Total Returns                                 Life of the Portfolio(1)
(for the periods ending 12/31/98)             One Year     ----------------------------
                                                             Class X         Class Y
---------------------------------------------------------------------------------------
Class X Shares                                 5.34%          5.73%             --
---------------------------------------------------------------------------------------
Class Y Shares                                 5.08%            --            5.28%
---------------------------------------------------------------------------------------
Merrill Lynch 1-Year Treasury Bill Index(2)    5.89%          6.00%(3)        5.86%
---------------------------------------------------------------------------------------

(1) Class X Shares since June 26, 1994 and Class Y Shares since November 1,
1996.

(2) The Merrill Lynch 1-Year Treasury Bill Index is an unmanaged, commonly used measure of short-term government bond total return performance.

(3) Index performance since June 30, 1994.


Fund Expenses
-------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the portfolio.


                                                       Class X            Class Y
                                                       Shares             Shares
                                                       ------             ------
Shareholder Fees (fees paid
directly from your investment)
  Maximum Sales Charge (load) Imposed
  on Purchases (as a percentage of
  offering price)                                        None               None
  Maximum Deferred Sales Charge (load)                   None               None
  (as a percentage of the lesser of the
  value redeemed or the amount
  invested)
  Maximum Sales Charge (load) Imposed
  on Reinvested Dividends                                None               None
  Redemption Fee                                         None               None
  Exchange Fee                                           None               None
                                                    --------------------------
                                                       Class X            Class Y
                                                       Shares             Shares
                                                       ------             ------
Annual Fund Operating Expenses
(expenses that are deducted from
fund assets)
  Management Fees                                       0.24%              0.24%
  Distribution and Service (12b-1) Fees(b)               None              0.25%
  Other Expenses                                        0.45%              0.45%
                                                        ----               ----
Total Annual Fund Operating Expenses(a)                 0.69%              0.94%
                                                        ====               ====

----------------


(a) The portfolio's investment adviser has agreed to reimburse or waive through December 31, 1999, total operating expenses to the extent that such expenses exceed 0.40% for Class X Shares and 0.65% for Class Y Shares. Prior to May 1, 1998, the investment adviser had agreed to reimburse or waive total operating expenses to the extent that such expenses exceeded 0.34% for Class X Shares and 0.59% for Class Y Shares. Actual Total Operating Expenses for the portfolio, after expense reimbursement, are 0.37% for Class X Shares and 0.63% for Class Y Shares.


(b) Distribution and Service Fees represent an asset based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


40 Phoenix Duff & Phelps Institutional Enhanced Reserves Portfolio

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------
Class        1 year   3 years   5 years   10 years
--------------------------------------------------
Class X       $70      $221      $384      $  859
--------------------------------------------------
Class Y       $96      $300      $520      $1,155
--------------------------------------------------

Note: Your actual expenses may be lower than those shown in the table above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the portfolio's investment adviser. Refer to the section "Management of the Portfolio" for information about expense reimbursement.


Investment Strategies
---------------------

Investment Objective


The portfolio has an investment objective to seek a high level of current income consistent with the preservation of capital. There is no guarantee that the portfolio will achieve its objective.


Principal Investment Strategies

Under normal market conditions, the portfolio intends to invest 65% of its total assets in:

     o U.S. Government obligations including mortgage-related securities issued by the U.S. government or its agencies or instrumentalities,


     o    high grade corporate debt obligations, and

     o    asset-backed securities.


U.S. Government securities are issued or guaranteed as to principal and income by the United States government, its agencies and instrumentalities. Securities in which the portfolio may invest include U.S. Treasury Obligations and, among others, securities issued by the Federal Housing Administration, Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration, Farmers Home Administration and the Small Business Administration.



              Phoenix Duff & Phelps Institutional Enhanced Reserves Portfolio 41

The portfolio will also invest in asset-backed securities and mortgage-backed securities. Asset-backed securities are based on financial assets other than mortgages such as automobile and credit card loan receivables, and other receivables. Mortgage pass-through securities are interests in pools of mortgage loans, assembled and issued by various governmental, government related, and private organizations. These securities provide a monthly payment consisting of both principal and interest payments. In effect, these payments are a "pass through" of the monthly payments made by individual borrowers on their residential or commercial mortgage loans. Additional payments on mortgage- and asset-backed securities are caused by repayment of principal resulting from the sale of the underlying property, refinancing or foreclosure. These prepayments are difficult to predict. This variability of prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise.

The adviser focuses on allocating assets to undervalued "sectors" or security types. The portfolio attempts to allocate a greater portion of assets to sectors offering higher yields and high quality securities. For liquidity purposes, typically 10% to 20% will be Treasury securities.

Issue selection is a key component of portfolio performance. Strong emphasis is placed on internal research to determine the value added of buying or selling a security for the portfolio. Securities that offer high credit ratings and high interest rates and offer value based on liquidity and marketability as compared to creditworthiness are selected for portfolio investment. Securities that no longer offer these characteristics when compared to securities available for purchase in the marketplace are evaluated for sale.

The portfolio invests in securities of any maturity and under normal circumstances the portfolio expects to maintain a portfolio duration of approximately one year. Duration measures the expected life of a security by assessing and weighting the present value of the security's payment pattern.

Under normal circumstances, the portfolio expects to maintain a dollar weighted average portfolio quality of the second highest rating category or better. Ratings are established by nationally recognized statistical rating agencies. Please see the Statement of Additional Information for a detailed list of rating categories.

The portfolio may invest in municipal bonds. Generally, municipal bonds may be general obligations secured by the issuers faith, credit and taxing power to pay principal and interest or revenue bonds, that pay principal and interest from monies derived from a specific source.

The portfolio also may invest in bank obligations, certain money market instruments, repurchase agreements, and foreign securities.

Temporary Defensive Strategy: If the adviser believes that the portfolio's basic investment strategy is not in the best interests of shareholders due to changes in market conditions, the portfolio may, without limitation, invest in high-grade, short-term securities. When this happens, the portfolio may not achieve its investment objective.

Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the portfolio.


42 Phoenix Duff & Phelps Institutional Enhanced Reserves Portfolio

Risks Related to Investment Strategies
--------------------------------------

General


If the adviser misjudges the return potential of any of the portfolio's portfolio securities, the portfolio's returns may be lower than prevailing returns, and the portfolio's income available for distribution to shareholders may be less, on a relative basis, than other portfolios. Similarly, if the adviser misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the portfolio, the portfolio's income available for distribution to shareholders may decrease. Neither the portfolio nor the adviser can assure you that a particular level of income will consistently be achieved.

The value of your shares is based on the market value of the portfolio's investments. In the case of fixed income securities and other securities that have relatively fixed levels of return, the value of the security will be directly affected by trends in interest rates and the overall condition of credit markets. The price of fixed income securities will generally move in inverse proportion to interest rates. For example, in times of rising interest rates, the value of these types of securities tends to decrease. When interest rates fall, the value of these securities tends to rise. To the extent that the portfolio's investments are negatively affected by changes in economic conditions, portfolio share values may decline.

In addition to these general risks of investing in the portfolio, there are several specific risks of investing in the portfolio that you should note.

Long-Term Maturities

Securities with longer maturities may be subject to greater price fluctuations due to interest rates, tax laws and other general market factors than securities with shorter maturities.


U.S. Government Securities


Obligations issued or guaranteed by the U.S. government, agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of portfolio shares will increase.


Mortgage-Backed and Asset-Backed Securities


It is difficult to predict cash flows from asset- and mortgage-backed securities. It is difficult to determine specific amounts and timing of prepayments on the underlying loans which makes it difficult to accurately predict cash flow. The variability of prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the portfolio may be required to invest these proceeds at a lower interest rate, causing the portfolio to earn less than if the prepayments had not occurred. Generally, prepayments will increase during a period of falling interest rates.



              Phoenix Duff & Phelps Institutional Enhanced Reserves Portfolio 43

Municipal Bonds

Principal and interest payments may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source (so-called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the portfolio.

Impact of the Year 2000 Issue on Portfolio Investments

The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of an entity's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If an entity whose securities are held by the portfolio does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of entities whose securities are held by the portfolio.

Management of the Portfolio


The Adviser


Duff & Phelps Investment Management Co. ("Duff & Phelps") is the investment adviser to the portfolio and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. Duff & Phelps also acts as investment adviser to eight other mutual funds and as adviser to institutional clients. As of December 31, 1998, Duff & Phelps had approximately $15.2 billion in assets under management on a discretionary basis.

Subject to the direction of the portfolio's Board of Trustees, Duff & Phelps is responsible for managing the portfolio's investment program and the day-to-day management of the portfolio's investments. Duff & Phelps manages the portfolio's assets to conform with the investment policies as described in this prospectus. The portfolio pays Duff & Phelps a monthly investment management fee that is accrued daily against the value of the portfolio's net assets at the following annual rates.


----------------------------------------------
                    $1st billion   $1+ billion
----------------------------------------------
Management Fee         0.24%          0.19%
----------------------------------------------


The adviser has voluntarily agreed to assume total operating expenses of the portfolio (excluding interest, taxes, brokerage fees, commissions and extraordinary expenses) until December 31, 1999, to the extent that such expenses exceed the following percentages of the average annual net asset values of the portfolio:


----------------------------------------------------------------
                                 Class X Shares   Class Y Shares
----------------------------------------------------------------
Enhanced Reserves Portfolio         0.40%            0.65%
----------------------------------------------------------------


44 Phoenix Duff & Phelps Institutional Enhanced Reserves Portfolio

During the portfolio's last fiscal year, the portfolio paid total management fees of $142,030. The ratio of management fees to average net assets for the fiscal year ended December 31, 1998 was 0.24%.


Portfolio Management

Marvin E. Flewellen serves as portfolio manager of the portfolio and as such is responsible for the day-to-day management of the portfolio's holdings. Mr. Flewellen has served as a Senior Vice President and a fixed income portfolio manager with Duff & Phelps since 1994. Mr. Flewellen was a Second Vice President and portfolio manager with Northern Trust Bank from 1985 until 1994.

Impact of the Year 2000 Issue on Portfolio Operations

The Trustees have directed management to ensure that the systems used by service providers (Duff & Phelps and its affiliates) in support of the portfolios' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Duff & Phelps has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Duff & Phelps management believes that the majority of these systems are already Year 2000 compliant. Duff & Phelps believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Duff & Phelps or its affiliates or the portfolio if such modifications and conversions are not completed timely.

Duff & Phelps will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives; and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the portfolio and is not expected to have a material impact on the operating results of Duff & Phelps.


Pricing of Portfolio Shares
---------------------------

How is the Share Price determined?

Each portfolio calculates a share price for each class of its shares. The share price is based on the net assets of the portfolio and the number of outstanding shares. In general, the portfolio calculates net asset value by:

o    adding the values of all securities and other assets of the portfolio,

o    subtracting liabilities, and

o    dividing by the total number of outstanding shares of the portfolio.


                             Phoenix Duff & Phelps Institutional Mutual Funds 45

Asset Value: The portfolio's investments are valued at market value. If market quotations are not available, the portfolio determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.


Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets, except where an alternative allocation can be more fairly made.


Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the portfolio. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

The net asset value per share of each class of the portfolio is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). The portfolio will not calculate its net asset values per share on days when the NYSE is closed for trading. Trading of securities held by the portfolio in foreign markets may negatively or positively impact the value of such securities on days when the portfolio neither trades securities nor calculates its net asset values (i.e., weekends and certain holidays).


At what price are shares purchased?


All investments received by the portfolio's authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of portfolio distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the portfolio's net asset value is calculated following the dividend record date.



Purchase Options
----------------


The portfolio presently offers two classes of shares that have different minimum investment requirements and distribution charges (see "Fund Expenses" previously in this prospectus). For Class Y Shares, the portfolios have adopted a distribution and service plan allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorizes the portfolios to pay distribution and service fees for the sale of shares and for services provided to shareholders.



46 Phoenix Duff & Phelps Institutional Mutual Funds

Because these fees are paid out of the portfolios' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shares of the portfolios are offered primarily to institutional investors and corporate, public, union and governmental pension plans.

To purchase Class X Shares (except Real Estate Equity Securities Portfolio), you must initially purchase shares whose net asset value exceeds $5 million. To purchase Class Y Shares (except Real Estate Equity Securities Portfolio), you must initially purchase shares whose net asset value exceeds $1 million. To purchase Class X Shares and Class Y Shares of the Real Estate Equity Securities Portfolio, you must initially purchase shares whose net asset value exceeds $250,000.


The minimum initial investment requirements are waived for purchases by:


     o institutional investors and corporate, public, union and governmental pension plans which have been invested in certain separate accounts of Phoenix Home Life Mutual Insurance Company as of March 1, 1996;

     o trust Companies, bank trust departments, broker-dealers, financial planners and investment advisers for portfolios over which such entity charges an account management fee and which are held in a fiduciary, agency, advisory, custodial or similar capacity; and

     o institutional investors and corporate, public, union and governmental pension plans which are investing redemption proceeds from the reorganization or merger of other investment companies.

The minimum subsequent investment for Class X and Class Y Shares is $100.

You will pay no sales charges at any time on Class X or Class Y Shares. There are no distribution and service fees applicable to Class X Shares. Class Y Shares are subject to a distribution and service fee of 0.25% annually.


Your Account
------------

Opening an Account


Your financial advisor can assist you with your initial purchase, as well as all phases of your investment program.



                             Phoenix Duff & Phelps Institutional Mutual Funds 47

How To Buy Shares
-----------------

---------------------------------------------------------------------------------------------------
                                To Open An Account
---------------------------------------------------------------------------------------------------
Through a financial advisor     Contact your advisor. Some advisors may charge a fee.
---------------------------------------------------------------------------------------------------
                                Complete a New Account Application and send it with a check payable
Through the mail                to the portfolio. Mail them to: State Street Bank, P.O. Box 8301,
                                Boston, MA 02266-8301.
---------------------------------------------------------------------------------------------------
By Federal Funds wire           Call us at (800) 814-1897 for instructions.
---------------------------------------------------------------------------------------------------
By telephone exchange           Call us at (800) 814-1897.
---------------------------------------------------------------------------------------------------


How to Sell Shares
------------------


You have the right to have the portfolio buy back shares at the net asset value next determined after receipt of a redemption order by the portfolio's Transfer Agent or an authorized agent. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The portfolio does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

------------------------------------------------------------------------------------------------------
                                To Sell Shares
------------------------------------------------------------------------------------------------------
Through a financial advisor     Contact your advisor. Some advisors may charge a fee.
------------------------------------------------------------------------------------------------------
                                Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
Through the mail                02266-8301. Be sure to include the registered owner's name, portfolio and account number, number of shares or dollar value you wish to sell.
------------------------------------------------------------------------------------------------------
                                For sales up to $100,000, requests can be made by calling
By telephone                    (800) 814-1897.
------------------------------------------------------------------------------------------------------
By telephone exchange           Call us at (800) 814-1897.
------------------------------------------------------------------------------------------------------
By check                        If you selected the checkwriting feature, you may write checks for
(Enhanced Reserves              amounts of $500 or more. Checks may not be used to close an account.
Portfolio only.)
------------------------------------------------------------------------------------------------------



48 Phoenix Duff & Phelps Institutional Mutual Funds

Things You Should Know When Selling Shares
------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the portfolio. The portfolio reserves the right to pay large redemptions "in-kind" (in securities owned by the portfolio rather than in cash). Large redemptions are those over $250,000 or 1% of the portfolio's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the portfolio's Transfer Agent at (800) 814-1897.


Redemptions by Mail

Send a clear letter of instructions including the name of the portfolio shares to be sold and a properly executed stock power or any related instruction transmittal specifying account number and the name of the shareholder exactly as registered.

The signature on your request must be guaranteed by an eligible guarantor institution as defined by the portfolio's Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

If you are selling shares held in a corporate or fiduciary account, please contact the portfolio's Transfer Agent at (800) 814-1897.


Selling Shares by Telephone

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


                             Phoenix Duff & Phelps Institutional Mutual Funds 49

Account Policies
----------------

Exchange Privileges

You should read the prospectus carefully before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at
(800) 814-1897.


o You may exchange shares for another portfolio in the same class of shares; e.g., Class X for Class X.


o Exchanges may be made by phone (800) 814-1897 or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

o The amount of the exchange must be equal to or greater than the minimum initial investment required.

o The exchange of shares is treated as a sale and purchase for federal income tax purposes.

o The portfolio reserves the right to refuse an exchange request if in the portfolio's or adviser's opinion the exchange would adversely affect the portfolio's ability to invest according to its investment objectives and policies; the portfolio believes that a pattern of exchanges coincides with a "market timing" strategy; or the exchange would otherwise adversely affect the portfolio and its shareholders.

o Because excessive trading can hurt portfolio performance and harm other shareholders, the portfolio reserves the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The portfolio's underwriter has entered into agreements with certain market timing firms permitting them to exchange by telephone. These privileges are limited, and the portfolio distributor has the right to reject or suspend them.


Tax Status of Distributions
---------------------------

Each portfolio plans to make distributions from net investment income at intervals stated on the table below, and to distribute net realized capital gains, if any, at least annually.

----------------------------------------------------------
Portfolio                                    Dividend Paid
----------------------------------------------------------
Core Equity Portfolio                         Quarterly
----------------------------------------------------------
Growth Stock Portfolio                       Semiannually
----------------------------------------------------------
Real Estate Equity Securities Portfolio       Quarterly
----------------------------------------------------------
Managed Bond Portfolio                       Semiannually
----------------------------------------------------------
Enhanced Reserves Portfolio                     Monthly
----------------------------------------------------------


50 Phoenix Duff & Phelps Institutional Mutual Funds

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the portfolio as capital gains distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.


Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


Many investors, including most tax-qualified plan investors, may be eligible for preferential federal income tax treatment on distributions received from the portfolio and disposition of shares of the portfolio.



                            Phoenix Duff & Phelps Institutional Mutual Funds  51

Financial Highlights
--------------------


These tables are intended to help you understand the portfolios' financial performance for the past five years or since inception. Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rates that an investor would have earned or lost on an investment in the portfolios (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the portfolios' financial statements, are included in the portfolios' most recent Annual Report, which is available upon request.


Phoenix Duff & Phelps Institutional Core Equity Portfolio


                                                 Class X                    Class Y
                                              --------------             --------------
                                              From Inception             From Inception
                                                4/14/98 to                 4/14/98 to
                                                 12/31/98                  12/31/98
                                              --------------             --------------
Net asset value, beginning of period              $10.00                    $10.00
Income from investment operations:
  Net investment income (loss)                      0.04(1)(5)                0.02(2)(5)
  Net realized and unrealized gain (loss)           0.26                      0.25
                                                 -------                    ------
   Total from investment operations                 0.30                      0.27
                                                 -------                    ------
Less Distributions:
  Dividends from net investment income             (0.03)                    (0.02)
  Dividends from net realized gains                   --                        --
  In excess net investment income                  (0.04)                    (0.04)
                                                 -------                    ------
   Total distributions                             (0.07)                    (0.06)
                                                 -------                    ------
Change in net asset value                           0.23                      0.21
                                                 -------                    ------
Net asset value, end of period                    $10.23                    $10.21
                                                 =======                    ======
Total return                                        2.97%(4)                   2.71%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)            $10,771                      $103
Ratio to average net assets of:
   Operating expenses                               0.65%(3)                  0.90%(3)
   Net investment income                            0.56%(3)                  0.37%(3)
Portfolio turnover                                    52%(4)                    52%(4)

----------------
(1) Includes reimbursement of operating expenses by investment adviser of $0.26.
(2) Includes reimbursement of operating expenses by investment adviser of $0.26.
(3) Annualized.
(4) Not annualized.
(5) Computed using average shares outstanding.


52 Phoenix Duff & Phelps Institutional Mutual Funds

--------------------------------

Phoenix Duff & Phelps Institutional Growth Stock Portfolio


                                                                               Class X
                                                    ----------------------------------------------------------
                                                                                                From Inception
                                                                Years Ended                       3/1/96 to
                                                    12/31/98                 12/31/97              12/31/96
                                                    --------                 --------           --------------
Net asset value, beginning of period                  $33.85                   $47.42               $48.01
Income from investment operations:(5)
  Net investment income                                 0.05(4)(6)               0.31(4)(6)           0.34(4)
  Net realized and unrealized gain (loss)               9.88                    10.60                 4.89
                                                     -------                  -------              -------
   Total from investment operations                     9.93                    10.91                 5.23
                                                     -------                  -------              -------
Less Distributions:
  Dividends from net investment income                 (0.15)                   (0.39)               (0.30)
  Dividends from net realized gains                    (5.81)                  (24.07)(3)            (5.52)
  In excess of net investment income                      --                    (0.02)                  --
                                                     -------                  -------              -------
   Total distributions                                 (5.96)                  (24.48)               (5.82)
                                                     -------                  -------              -------
Change in net asset value                               3.97                   (13.57)               (0.59)
                                                     -------                  -------              -------
Net asset value, end of period                        $37.82                   $33.85               $47.42
                                                     =======                  =======              =======
Total return                                           31.20%                   25.76%               10.71%(2)
Ratios/supplemental data:
Net assets, end of period (thousands)                $46,330                  $44,350              $82,739
Ratio to average net assets of:
   Operating expenses                                   0.70%                    0.70%                0.70%(1)
   Net investment income                                0.13%                    0.64%                0.65%(1)
Portfolio turnover                                       115%                     148%                  99%(2)

----------------
(1) Annualized
(2) Not annualized
(3) Includes amounts distributed as income and redesignated for tax purposes.
(4) Includes reimbursement of operating expenses by investment adviser of $0.11, $0.08 and $0.04, respectively.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(6) Computed using average shares outstanding.


                             Phoenix Duff & Phelps Institutional Mutual Funds 53

--------------------------------

Phoenix Duff & Phelps Institutional Growth Stock Portfolio


                                                                                Class Y
                                                     -----------------------------------------------------------
                                                                                                  From Inception
                                                                Years Ended                         3/1/96 to
                                                     12/31/98                  12/31/97              12/31/96
                                                     --------                  --------           --------------
Net asset value, beginning of period                   $33.86                    $47.43                $48.01
Income from investment operations:(5)
  Net investment income                                 (0.04)(4)(6)               0.18(4)(6)            0.18(4)
  Net realized and unrealized gain (loss)                9.88                     10.59                  4.95
                                                     --------                   -------               -------
   Total from investment operations                      9.84                     10.77                  5.13
                                                     --------                   -------               -------
Less Distributions:
  Dividends from net investment income                  (0.10)                    (0.31)                (0.19)
  Dividends from net realized gains                     (5.81)                   (24.02)(3)             (5.52)
  In excess of net investment income                       --                     (0.01)                   --
                                                     --------                   -------               -------
   Total distributions                                  (5.91)                   (24.34)                (5.71)
                                                     --------                   -------               -------
Change in net asset value                                3.93                    (13.57)                (0.58)
                                                     --------                   -------               -------
Net asset value, end of period                         $37.79                    $33.86                $47.43
                                                     ========                   =======               =======
Total return                                            30.85%                    25.46%                10.48%(2)
Ratios/supplemental data:
Net assets, end of period (thousands)                 $21,347                   $17,631               $22,978
Ratio to average net assets of:
   Operating expenses                                    0.95%                     0.95%                 0.95%(1)
   Net investment income                                (0.11)%                    0.39%                 0.39%(1)
Portfolio turnover                                        115%                      148%                   99%(2)

----------------
(1) Annualized
(2) Not annualized
(3) Includes amounts distributed as income and redesignated for tax purposes.
(4) Includes reimbursement of operating expenses by investment adviser of $0.11, $0.08 and $0.04, respectively.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(6) Computed using average shares outstanding.



                             Phoenix Duff & Phelps Institutional Mutual Funds 54

--------------------------------

Phoenix Duff & Phelps Institutional Real Estate Equity Securities Portfolio

                                                           Class X                                    Class Y
                                               ------------------------------------- -----------------------------------------
                                                                   From Inception                               From Inception
                                               Year Ended            5/1/97 to             Year Ended             5/1/97 to
                                                12/31/98             12/31/97               12/31/98               12/31/97
                                               ----------          --------------          ----------           --------------
Net asset value, beginning of period              $11.96               $10.00                $11.96                 $10.00
Income from investment operations:(5)
  Net investment income                             0.47(3)(6)           0.39(3)               0.46(4)(6)             0.34(4)
  Net realized and unrealized gain                 (2.89)                1.96                 (2.91)                  2.00
                                                 -------              -------                ------                 ------
   Total from investment operations                (2.42)                2.35                 (2.45)                  2.34
                                                 -------              -------                ------                 ------
Less Distributions
  Dividends from net investment income             (0.46)               (0.35)                (0.42)                 (0.34)
  Dividends from net realized gains                   --                (0.04)                   --                  (0.04)
                                                 -------              -------                ------                 ------
   Total distributions                             (0.46)               (0.39)                (0.42)                 (0.38)
                                                 -------              -------                ------                 ------
Change in net asset value                          (2.88)                1.96                 (2.87)                  1.96
                                                 -------              -------                ------                 ------
Net asset value, end of period                     $9.08              $ 11.96                 $9.09                 $11.96
                                                 =======              =======                ======                 ======
Total return                                      (20.53)%              23.70%(2)            (20.69)%                23.55%(2)
Ratios/supplemental data:
Net assets, end of period (thousands)            $19,697              $15,791                  $678                   $855
Ratio to average net assets of:
   Operating expenses                               0.88%                0.90%(1)              1.13%                  1.15%(1)
   Net investment income                            4.54%                4.75%(1)              4.39%                  4.51%
Portfolio turnover                                    15%                   4%(2)                15%                     4%(2)



----------------

(1) Annualized.
(2) Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.11 and $0.16, respectively.
(4) Includes reimbursement of operating expenses by investment adviser of $0.11 and $0.16, respectively.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(6) Computed using average shares outstanding.


                             Phoenix Duff & Phelps Institutional Mutual Funds 55

--------------------------------

Phoenix Duff & Phelps Institutional Managed Bond Portfolio


                                                                                  Class X
                                                      ------------------------------------------------------------
                                                                                                    From Inception
                                                                Years Ended                           3/1/96 to
                                                      12/31/98                 12/31/97                12/31/96
                                                      --------                 --------             --------------
Net asset value, beginning of period                    $33.17                  $33.98                  $33.84
Income from investment operations:
  Net investment income                                   2.26(3)(4)              2.37(3)(4)              2.03(3)(4)
  Net realized and unrealized gain                       (1.58)                   0.85                    0.69
                                                      --------                 -------                 -------
   Total from investment operations                       0.68                    3.22                    2.72
                                                      --------                 -------                 -------
Less Distributions:
  Dividends from net investment income                   (2.09)                  (2.42)                  (1.96)
  Dividends from net realized gains                         --                   (1.43)                  (0.61)
  In excess of net investment income                     (0.16)                  (0.18)                  (0.01)
  In excess of accumulated net realized gains            (0.13)                     --                      --
                                                      --------                 -------                 -------
   Total distributions                                   (2.38)                  (4.03)                  (2.58)
                                                      --------                 -------                 -------
Change in net asset value                                (1.70)                  (0.81)                   0.14
                                                      --------                 -------                 -------
Net asset value, end of period                          $31.47                  $33.17                  $33.98
                                                      ========                 =======                 =======
Total return                                              1.99%                   9.75%                   8.24%(2)
Ratios/supplemental data:
Net assets, end of period (thousands)                 $113,273                 $72,747                 $71,482
Ratio to average net assets of:
   Operating expenses                                     0.55%                   0.55%                   0.55%(1)
   Net investment income                                  6.89%                   6.92%                   7.15%(1)
Portfolio turnover                                         105%                    176%                    199%(2)

----------------

(1) Annualized.
(2) Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.07, $0.08 and $0.09 per share, respectively.
(4) Computed using average shares outstanding.


56 Phoenix Duff & Phelps Institutional Mutual Funds

--------------------------------

Phoenix Duff & Phelps Institutional Managed Bond Portfolio

                                                                                     Class Y
                                                        ----------------------------------------------------------
                                                                                                    From Inception
                                                                  Years Ended                         3/1/96 to
                                                        12/31/98                 12/31/97              12/31/96
                                                        --------                 --------           --------------
Net asset value, beginning of period                     $33.18                   $33.97                $33.84
Income from investment operations:
  Net investment income                                    2.18(3)(4)               2.27(3)(4)            1.98(3)(4)
  Net realized and unrealized gain (loss)                 (1.59)                    0.88                  0.66
                                                         ------                   ------                ------
   Total from investment operations                        0.59                     3.15                  2.64
                                                         ------                   ------                ------
Less Distributions:
  Dividends from net investment income                    (2.02)                   (2.33)                (1.89)
  Dividends from net realized gains                          --                    (1.43)                (0.61)
  In excess of net investment income                      (0.15)                   (0.18)                (0.01)
  In excess of accumulated net realized gains             (0.13)                      --                    --
                                                         ------                   ------                ------
   Total distributions                                    (2.30)                   (3.94)                (2.51)
                                                         ------                   ------                ------
Change in net asset value                                 (1.71)                   (0.79)                 0.13
                                                         ------                   ------                ------
Net asset value, end of period                           $31.47                   $33.18                $33.97
                                                         ======                   ======                ======
Total return                                               1.72%                    9.52%                 7.98%(2)
Ratios/supplemental data:
Net assets, end of period (thousands)                    $7,491                   $6,725                $7,010
Ratio to average net assets of:
   Operating expenses                                      0.80%                    0.80%                 0.80%(1)
   Net investment income                                   6.63%                    6.65%                 6.91%(1)
Portfolio turnover                                          105%                     176%                  199%(2)

----------------

(1) Annualized.
(2) Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.07, $0.08 and $0.09 per share, respectively.
(4) Computed using average shares outstanding.


                             Phoenix Duff & Phelps Institutional Mutual Funds 57

--------------------------------

Phoenix Duff & Phelps Institutional Enhanced Reserves Portfolio


                                                                               Class X
                                                     -----------------------------------------------------
                                                                                            From Inception
                                                              Years Ended                     7/19/96 to
                                                     12/31/98             12/31/97             12/31/96
                                                     --------             --------          --------------
Net asset value, beginning of period                    $9.95                $9.95                $9.95
Income from investment operations:(4)
  Net investment income                                  0.55(3)              0.58(3)(5)           0.26(3)
  Net realized and unrealized gain (loss)               (0.03)                  --                  --
                                                      -------              -------             -------
   Total from investment operations                      0.52                 0.58                0.26
                                                      -------              -------             --------
Less Distributions
  Dividends from net investment income                  (0.54)               (0.58)               (0.26)
  In excess of accumulated net realized gains           (0.01)                  --                   --
  Tax return of capital                                 (0.01)                  --                   --
                                                      -------              -------             --------
   Total distributions                                  (0.56)               (0.58)               (0.26)
                                                      -------              -------             --------
Change in net asset value                               (0.04)                  --                   --
                                                      -------              -------             --------
Net asset value, end of period                          $9.91                $9.95                $9.95
                                                      =======              =======             ========
Total return                                             5.34%                6.03%                2.57%(2)
Ratios/supplemental data:
Net assets, end of period (thousands)                 $19,076              $75,269             $122,010
Ratio to average net assets of:
   Operating expenses                                    0.37%                0.34%                0.34%(1)
   Net investment income                                 5.64%                5.84%                5.68%(1)
Portfolio turnover                                        264%                 177%                 122%(2)

----------------
(1) Annualized.
(2) Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.02 and less than $0.01, respectively.
(4) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(5) Computed using average shares outstanding.


58 Phoenix Duff & Phelps Institutional Mutual Funds

--------------------------------

Phoenix Duff & Phelps Institutional Enhanced Reserves Portfolio


                                                                               Class Y
                                                     -----------------------------------------------------
                                                                                            From Inception
                                                              Years Ended                     11/1/96 to
                                                     12/31/98            12/31/97              12/31/96
                                                     --------            --------           --------------
Net asset value, beginning of period                  $9.95                $9.95                 $9.97
Income from investment operations:(4)
  Net investment income                                0.51(3)              0.56(3)(5)            0.09(3)
  Net realized and unrealized gain (loss)              0.03)                  --                 (0.02)
                                                      -----               ------                ------
   Total from investment operations                    0.48                 0.56                  0.07
                                                      -----               ------                ------
Less Distributions
  Dividends from net investment income                (0.51)               (0.56)                (0.09)
  In excess of accumulated net realized gains         (0.01)                  --                    --
  Tax return of capital                               (0.01)                  --                    --
                                                      -----               ------                ------
   Total distributions                                (0.53)               (0.58)                (0.09)
                                                      -----               ------                ------
Change in net asset value                             (0.05)                  --                 (0.02)
                                                      -----               ------                ------
Net asset value, end of period                        $9.90                $9.95                 $9.95
                                                      =====               ======                ======
Total return                                           5.08%                5.75%                 0.71%(2)
Ratios/supplemental data:
Net assets, end of period (thousands)                  $459               $2,014                $1,504
Ratio to average net assets of:
   Operating expenses                                  0.63%                0.59%                 0.59%(1)
   Net investment income                               5.35%                5.59%                 5.58%(1)
Portfolio turnover                                      264%                 177%                  122%(2)


----------------

(1) Annualized.
(2) Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.02 and less than $0.01, respectively.
(4) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(5) Computed using average shares outstanding.


                             Phoenix Duff & Phelps Institutional Mutual Funds 59

Additional Information
----------------------

Statement of Additional Information


The fund has filed a Statement of Additional Information about the fund, dated May 1, 1999, with the Securities and Exchange Commission. The Statement contains more detailed information about the fund. It is incorporated into this prospectus by reference and is legally part of the prospectus. You may obtain a free copy of the Statement:


     o by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

     o    by calling (800) 814-1897.


You may also obtain information about the fund from the Securities and Exchange
Commission:


     o    through its internet site (http://www.sec.gov),

     o    by visiting its Public Reference Room in Washington, DC or

     o by writing to its Public Reference Section, Washington, DC 20549-6009 (a fee may be charged).

     Information about the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Reports


The fund semiannually mails to its shareholders detailed reports containing information about the fund's investments. The fund's Annual Report contains a detailed discussion of the market conditions and investment strategies that significantly affected the fund's performance from January 1 through December
31. You may request a free copy of the fund's Annual and Semiannual Reports:


     o by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

     o    by calling (800) 814-1897.

                        Customer Service: (800) 814-1897
                            Marketing: (800) 814-1897
                        Telephone Orders: (800) 814-1897
                 Telecommunication Device (TTY): (800) 243-1926

SEC File Nos. 33-80057 and 811-9140

                       [Recycle Bug] Printed on recycled paper using soybean ink


60 Phoenix Duff & Phelps Institutional Mutual Funds

     PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS PHOENIX DUFF & PHELPS
                       INSTITUTIONAL CORE EQUITY PORTFOLIO
           PHOENIX DUFF & PHELPS INSTITUTIONAL GROWTH STOCK PORTFOLIO
                 PHOENIX REAL ESTATE EQUITY SECURITIES PORTFOLIO
           PHOENIX DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO
         PHOENIX DUFF & PHELPS INSTITUTIONAL ENHANCED RESERVES PORTFOLIO


                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 814-1897

                       Statement of Additional Information

                                   May 1, 1999

     This Statement of Additional Information is not a prospectus but expands upon and supplements the information contained in the current Prospectus of the Phoenix Duff & Phelps Institutional Mutual Funds (the "Fund"), dated May 1, 1999 and should be read in conjunction with it. A copy may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 814-1897, or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.


                                TABLE OF CONTENTS

                                              PAGE
                                              ----
THE FUND ...................................    2
INVESTMENT OBJECTIVES AND POLICIES .........    2
INVESTMENT RESTRICTIONS ....................   11
PERFORMANCE INFORMATION ....................   14
PERFORMANCE COMPARISONS ....................   15
PORTFOLIO TURNOVER .........................   16
THE INVESTMENT ADVISERS ....................   16
SERVICES OF THE ADMINISTRATOR ..............   17
BROKERAGE ALLOCATION .......................   17
DETERMINATION OF NET ASSET VALUE ...........   18
HOW TO BUY SHARES ..........................   19
HOW TO REDEEM SHARES .......................   20
DIVIDENDS, DISTRIBUTIONS AND TAXES .........   22
THE DISTRIBUTOR ............................   23
DISTRIBUTION PLAN ..........................   24
MANAGEMENT OF THE FUND .....................   24
ADDITIONAL INFORMATION .....................   35
APPENDIX ...................................   37


PXP 3090B (5/99)

                                    THE FUND

     Phoenix Duff & Phelps Institutional Mutual Funds (the "Fund") is an open-end management investment company which was organized under Massachusetts law on December 4, 1995 as a business trust. Prior to March 1, 1996, the Managed Bond and Growth Stock Portfolios existed as the Managed Bond Account ("Separate Account P") and Growth Stock Account ("Separate Account S"), respectively, separate investment accounts of Phoenix Home Life Mutual Insurance Company pursuant to the insurance laws of the State of New York and the laws of other states. Prior to July 19, 1996, the Enhanced Reserves Portfolio existed as Duff & Phelps Enhanced Reserves Fund, a series of Duff & Phelps Mutual Funds. The Fund's shares are presently offered in five separate portfolios, all of which are described here. Each portfolio generally operates as a separate fund with its own investment objectives and policies designed to meet its specific investment goals.

                       INVESTMENT OBJECTIVES AND POLICIES


     The investment objectives and policies of each Portfolio are described in the prospectus. The following discussion supplements the description of the Portfolio's investment policies and investment techniques information contained in the prospectus.

     The investment objective of each Portfolio is deemed to be a fundamental policy and may not be changed without the approval of the shareholders of that Portfolio. Investment restrictions described in this Statement of Additional Information are fundamental policies of the Fund and may not be changed as to any Portfolio without the approval of the Portfolio's shareholders.


Money Market Instruments.


     Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.


     Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

     Banker's Acceptances. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

     Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

     Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

     U.S. Government Obligations. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years. Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.


     Repurchase Agreements. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Fund's custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans under the Investment Company Act of 1940 as amended (the "1940 Act").

     Reverse Repurchase Agreements. At the time the Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     Bank Obligations. For purposes of a Portfolio's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches.

     Municipal Obligations. Municipal Obligations include debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

     The two principal classifications of Municipal Obligations consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, and, accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of such bonds is a function of the economic viability of such facility or revenue source. The Managed Bond and Enhanced Reserves Portfolios may include "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

     Certain types of Municipal Obligations (private activity bonds) are or have been issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued by privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Obligations. For example, under the Federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Dividends paid by the Portfolio that are derived from interest of Municipal Obligations would be taxable to the Portfolio shareholders for Federal income tax purposes.

     Insured Municipal Obligations. Certain of the Municipal Obligations held by a Portfolio may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

     Stand-By Commitments. Under a stand-by commitment, a dealer or bank agrees to purchase from the Fund, at the Fund's option, specified Municipal Obligations at their amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be sold, transferred or assigned by the Fund only with the underlying Municipal Obligation. The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for fund securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

     The Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Adviser's opinion, present minimal credit risks. The Fund's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information. The Fund would acquire stand-by commitments solely to facilitate fund liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value.

     When-Issued and Delayed Delivery Transactions. When a Portfolio agrees to purchase securities on a when-issued or delayed delivery basis, its custodian will set aside cash, U.S. Government securities or other liquid high-grade debt obligations equal to the amount of the purchase or the commitment in a separate account. Normally, the custodian will set aside portfolio securities to meet this requirement. The market value of the separate account will be monitored and if such market value declines, the Portfolio will be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitments. Because a Portfolio will set aside cash or liquid high-grade debt securities in the manner described, the Portfolio's liquidity and ability to manage its fund might be affected in the event its when-issued purchases or delayed delivery commitments ever exceeded 25% of the value of its assets. In the case of a delayed delivery of the sale of fund securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

     A Portfolio will make commitments to purchase securities on a when-issued basis or delayed delivery basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolio may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a capital gain or loss. When a Portfolio engages in when-issued and delayed delivery transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The value of the securities underlying a when-issued purchase or a delayed delivery to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Portfolio's net asset value starting on the day a Fund agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Portfolio makes a delayed delivery of the sale of securities it owns, the proceeds to be received upon settlement are included in the Portfolio's assets, and fluctuations in the value of the underlying securities are not reflected in the Portfolio's net asset value as long as the commitment remains in effect.

     Securities and Index Options. The Enhanced Reserves Portfolio may write covered call options and purchase call and put options. Options and the related risks are summarized below.

     Writing and Purchasing Options. Call options written by a Portfolio normally will have expiration dates between three and nine months from the date written. During the option period a Portfolio may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Portfolio to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Portfolio effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Portfolio has received an exercise notice.

     The exercise price of a call option written by a Portfolio may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.


     A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.


     Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/ Silver Index. A Portfolio may write call options and purchase call and put options on any other indices traded on a recognized exchange.

     Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund, to prevent an underlying security from being called, or to enable a Portfolio to write another call option with either a different exercise price or expiration date or both. A Portfolio may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Portfolio expires unexercised, a Portfolio will realize a gain in the amount of the premium on the option less the commission paid.

     The option activities of a Portfolio may increase its Portfolio turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

     Limitations on Options. A Portfolio may write call options only if they are covered and if they remain covered so long as a Portfolio is obligated as a writer. If a Portfolio writes a call option on an individual security, a Portfolio will own the underlying security at all times during the option period. A Portfolio will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Portfolio will be "covered" by identifying the specific portfolio securities being hedged.

     To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Portfolio, a Portfolio will be required to deposit qualified securities. A "qualified security" is a security against which a Portfolio has not written a call option and which has not been hedged by a Portfolio by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, a Portfolio will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when a Portfolio writes a call on an index which is "in-the-money" at the time the call is written, a Portfolio will pledge with its custodian bank any asset, including equity securities and non- investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount pledged may be applied to a Portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

     The Enhanced Reserves Portfolio may invest up to 2% of its total assets in exchange-traded call and put options. The Portfolio may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid. In connection with a Portfolio qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on a Portfolio's ability to enter into option transactions may apply from time to time.


     Risks Relating to Options. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.


     The risk of purchasing a call option or a put option is that a Portfolio may lose the premium it paid plus transaction costs. If a Portfolio does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Portfolio will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Portfolio, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.


     Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.


     Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser believes that the position limits established by the exchanges will not have any adverse impact upon a Portfolio or all of the Portfolios, in the aggregate.

     Risks of Options on Indices. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Portfolio will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by a Portfolio of options on indices will be subject to the Adviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

     Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Portfolio would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to a Portfolio. However, it is the Fund's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

     Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, a Portfolio will write call options on indices only subject to the limitations described above.

     Price movements in securities in a Portfolio holdings will not correlate perfectly with movements in the level of the index and, therefore, a Portfolio bears the risk that the price of the securities held by the Portfolio may not increase as much as the level of the index. In this event, the Portfolio would bear a loss on the call which would not be completely offset by movements in the prices of a Portfolio's portfolio securities. It is also possible that the index may rise when the value of a Portfolio holdings securities does not. If this occurred, the Portfolio would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

     Unless a Portfolio has other liquid assets which are sufficient to satisfy the exercise of a call on an index, a Portfolio will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Portfolio fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of a Portfolio's total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

     When a Portfolio has written a call on an index, there is also a risk that the market may decline between the time a Portfolio has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time a Portfolio is able to sell securities in its portfolio. As with options on portfolio securities, a Portfolio will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where a Portfolio would be able to deliver the underlying security in settlement, a Portfolio may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

     If a Portfolio exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" a Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

     Financial Futures and Related Options. Each Portfolio may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Portfolio's holdings may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Portfolio may wish to purchase in the future by purchasing futures contracts.

     A Portfolio may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

     In contrast to the situation when a Portfolio purchases or sells a security, no security is delivered or received by a Portfolio upon the purchase or sale of a financial futures contract. Initially, a Portfolio will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

     The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.


     Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. A Portfolio will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

     Limitations on Futures Contracts and Related Options. A Portfolio may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. A Portfolio may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on a Portfolio's existing futures and related options positions and the premiums paid for related options would exceed 2% (5% for the Real Estate Equity Securities Portfolio) of the market value of a Portfolio's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus a Portfolio's initial margin deposit with respect thereto will be deposited in a pledged account with a Portfolio's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which a Portfolio may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

     Risks Relating to Futures Contracts and Related Options. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. A Portfolio will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements a Portfolio would continue to be required to make daily margin payments. In this situation, if a Portfolio has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Portfolio's ability to hedge its portfolio effectively.

     There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Portfolio to incur additional brokerage commissions and may cause an increase in a Portfolio's portfolio turnover rate.

     The successful use of futures contracts and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Portfolio or such prices move in a direction opposite to that anticipated, a Portfolio may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, a Portfolio's return for the period may be less than if it had not engaged in the hedging transaction.

     Utilization of futures contracts by a Portfolio involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Portfolio will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Portfolio has sold futures contracts to hedge its portfolio against decline in the market, the market may advance and the value of securities held in a Portfolio's holdings may decline. If this occurred, a Portfolio would lose money on the futures contract and would also experience a decline in value in its fund securities. Where futures are purchased to hedge against a possible increase in the prices of securities before a Portfolio is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if a Portfolio then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, a Portfolio will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.


     The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.


     Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Portfolio because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Portfolio while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities. The loss from investing in futures transactions is potentially unlimited.

     Foreign Securities. Each Portfolio may purchase foreign securities, including those issued by foreign branches of U.S. banks. In any event, such investments in foreign securities will be limited to 15% of the total net asset value of the Growth Stock Portfolio and 10% of the total assets of the Core Equity Portfolio, will not exceed 20% of the total net asset value of the Enhanced Reserves Portfolio or 35% of the total net asset value of the Managed Bond Portfolio. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.

     The Portfolio may use a foreign custodian or sub-custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Portfolio's foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

     Mortgage-Related Securities. Each Portfolio (other than the Growth Stock Portfolio) may invest in Mortgage-Related Securities (as defined in the Prospectus), including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a Mortgage-Related Security varies with the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by various factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

     Government securities with nominal remaining maturities in excess of 31/2 years that have variable or floating interest rates or demand or put features may nonetheless be deemed to have remaining maturities of 31/2 years or less so as to be permissible investments for the Fund as follows: (a) a government security with a variable or floating rate of interest will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) a government security with a demand or put feature that entitles the holder to receive the principal amount of the underlying security at the time of or sometime after the holder gives notice of demand or exercise of the put will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand or exercise of the put; and
(c) a government security with both a variable or floating rate of interest as described in clause (a) and a demand or put feature as described in clause (b) will be deemed to have a maturity equal to the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand or exercise of the put.


     Securities issued by Government National Mortgage Association ("GNMA") are, and securities issued by Federal National Mortgage Association ("FNMA") include, mortgage-backed securities representing part ownership of a pool of mortgage loans. In the case of GNMA, the mortgages are insured by the Federal Housing Administration or Farmers' Home Administration or guaranteed by the Veteran's Administration. In the case of FNMA, the mortgages are not insured by an agency of the U.S. Government.

     The prices of mortgage-backed securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Mortgage-backed securities issued by GNMA and FNMA currently offer yields which are higher than those available on other securities of the U.S. Government and its agencies and instrumentalities, but may be less effective than these other securities as a means of "locking in" attractive long-term interest rates. This is a result of the need to reinvest prepayment of principal and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. As a result, these securities have less potential for capital appreciation during periods of declining interest rates than other investments of comparable risk of decline in value during periods of rising rates.


     Lending Portfolio Securities. In order to increase its return on investments, each Fund may make loans of the portfolio securities as long as the market value of the loaned securities does not exceed 25% (33.3% for Core Equity Portfolio) of the value of that Portfolio's total assets. Loans of portfolio securities will always be fully collateralized at no less than 102% (100% for Core Equity Portfolio) of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.

     Lower Rated Fixed Income Securities. In the event that an issuer of securities held by a Portfolio experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Portfolio may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Portfolio's portfolio securities relate. Further, the Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Portfolio may be unable to obtain full recovery thereof.

     To the extent there is no established secondary market for some of the medium and lower grade income securities in which the Portfolio may invest, trading in such securities may be relatively inactive. During periods of reduced market liquidity or in the absence of readily available market quotations for medium and lower grade income securities held in the Portfolio's holdings, the ability of the Investment Adviser to value the Portfolio's securities becomes more difficult and the Investment Adviser's use of judgment may play a greater role in the valuation of the Portfolio's securities due to the reduced availability of reliable objective data. Further, the Portfolio may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established secondary market does exist.

     Many medium and lower grade income securities are not listed for trading on any national securities exchange, and many issuers of medium and lower grade income securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. The amount of information available about the financial condition of an issuer of unrated or unlisted securities generally is not as extensive as that which is available with respect to issuers of listed or rated securities. To the extent that the Portfolio invests in unrated or unlisted medium and lower grade income securities, the ability of the Adviser to evaluate the credit risk of such securities may play a greater role in the ability of the Portfolio to achieve its investment objective.

     The Adviser seeks to minimize the risks involved in investing in medium and lower grade income securities through portfolio diversification, careful investment analysis, and attention to current developments and trends in the economy and financial and credit markets. The Portfolio will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. In its analysis, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Although the Adviser's internal business and default risk analysis is independent of the credit ratings of S&P, Moody's or D&P (or other nationally recognized statistical rating organization), the Adviser may consider such ratings in evaluating income securities. Achievement by the Portfolio of its investment objective will be more dependent on the credit analysis of the Adviser than is the case for investment companies with investment objectives similar to the Portfolio's that are more reliant on such rating organizations in selecting portfolio securities.

     Investment in Other Investment Companies. The Portfolio is authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act. In certain countries, investments by the Portfolio may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. Investors should recognize that the Portfolio's purchase of the securities of such other investment companies results in the layering of expenses such that investors indirectly bear a proportionate part of the expenses for such investment companies including operating costs, and investment advisory and administrative fees.

     Leverage. The Core Equity Portfolio may borrow for temporary, extraordinary or emergency purposes. The Portfolio will borrow only from banks, and only if immediately after such borrowing the value of the assets of the Fund (including the amount borrowed) less its liabilities (not including any borrowings) is at least three times the amount of funds borrowed. The effect of this provision is to permit the Portfolio to borrow up to 331/3% of the total assets (not including any borrowings) of the Portfolio. If, due to market fluctuations or other reasons, the value of the Portfolio's assets computed as provided above becomes at any time less than three times the amount of the borrowings, the Portfolio, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage.

     Interest on money borrowed will be an expense of the Portfolio with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of the Portfolio is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial. Bank borrowings must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of the Portfolio with respect to which the borrowing has been made.

     Forward Foreign Currency Exchange Contracts. (Core Equity Portfolio) A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     The Core Equity Portfolio does not intend to enter into such forward contracts if it would have more than 5% of the value of its net assets committed to the initial margin and option premiums on such contracts on a regular or continuous basis. The Portfolio will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of the Portfolio. The Portfolio's custodian bank will pledge any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, in an amount not less than the value of the Portfolio's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities pledged declines, additional cash or securities will be added so that the pledged amount is not less than the amount of the Portfolio's commitments with respect to such contracts. Generally, the Portfolio does not enter into forward contracts with a term longer than one year.

     Foreign Currency Options. (Core Equity Portfolio) A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

     A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Portfolio against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the Portfolio were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Portfolio had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Portfolio would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

     Foreign Currency Futures Transactions. (Core Equity Portfolio) The Portfolio may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Portfolio may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.


     Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.


     Regulatory Restrictions. (Core Equity Portfolio) To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, the Portfolio will maintain in a pledged account any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the value of such contracts.

     The Portfolio may enter into futures contracts, provided that such obligations represent no more than 20% of the Portfolio's net assets. Under the Commodity Exchange Act, a portfolio may enter into futures and options transactions for hedging purposes with regard to the percentage of assets committed to initial margin and option premiums and for other than hedging purposes provided that assets committed to initial margin and option premiums do not exceed 5% of a portfolio's net assets. To the extent required by law, the Portfolio will set aside cash and appropriate liquid assets in a pledged account to cover its obligations related to futures contracts and options.

     Derivative Investments. (Core Equity Portfolio) In order to hedge various portfolio positions, including to hedge against price movements in markets in which the Portfolio anticipates increasing its exposure, the Portfolio may invest in certain instruments which may be characterized as derivative investments. These investments include various types of interest rate transactions, options and futures. Such investments also may consist of indexed securities. Other of such investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases be limited as to the type of counter-party permitted. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject the Portfolio to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.


                             INVESTMENT RESTRICTIONS

     Fundamental policies as they affect any Portfolio cannot be changed without the approval vote of a majority of the outstanding shares of such Portfolio, which is the lesser of (i) 67% or more of the voting securities of such Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of such Portfolio. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the approval of the proposal as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding securities of any other Portfolio affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Portfolio.

Managed Bond, Enhanced Reserves and Growth Stock Portfolios Only

     The following investment restrictions are fundamental policies of the Fund with respect to all the above-named Portfolios and may not be changed except as described above. Each Portfolio may not:

     1. Purchase for such Portfolio securities of any issuer, other than obligations issued or guaranteed as to principal and interest by the United States Government or its agencies or instrumentalities, if immediately thereafter (i) more than 5% of such Portfolio's total assets (taken at market value) would be invested in the securities of such issuer or (ii) more than 10% of the outstanding securities of any class of such issuer would be held by such Portfolio or by all Portfolios of the Fund in the aggregate.

     2. Concentrate the portfolio investments of any Portfolio in any one industry. To comply with this restriction, no security may be purchased for a Fund if such purchase would cause the value of the aggregate investment of such Portfolio in any one industry to exceed 25% of that Portfolio's total assets (taken at market value). However, the Managed Bond Portfolio may invest up to 80% of that Portfolio's total assets in corporate debt securities. Provided further, the foregoing restrictions shall be inapplicable to investments in tax-exempt securities issued by government or political subdivisions of governments.

     3. Act as securities underwriter except as it technically may be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

     4. Purchase securities on margin, but it may obtain short-term credit as may be necessary for the clearance of purchases and sales of securities.

     5. Make short sales of securities or maintain a short position.

     6. Make cash loans, except that the Fund may (i) purchase bonds, notes, debentures or similar obligations which are customarily purchased by institutional investors whether publicly distributed or not, and (ii) enter into repurchase agreements, provided that no more than 15% of any Portfolio's net assets (taken at market value) may be subject to repurchase agreements maturing in more than seven days.

     7. Make securities loans, except that the Portfolios may make loans of the portfolio securities of any such Portfolio, provided that the market value of the securities subject to any such loans does not exceed 25% of the value of the total assets (taken at market value) of such Portfolio.

     8. Make investments in real estate, real estate limited partnerships or commodities or commodity contracts, although (i) the Fund may purchase securities of issuers which deal in real estate or commodities and may purchase securities which are secured by interests in real estate, specifically, securities issued by real estate investment trusts and (ii) any Portfolio may engage in transactions in financial futures contracts and related options, provided that the sum of the initial margin deposits on such Portfolio's existing futures positions and the premiums paid for related options would not exceed in the aggregate 2% of such Portfolio's total assets.

     9. Invest in oil, gas or other mineral leases, although the Fund may purchase securities of issuers which engage in whole or in part in such activities.

     10. Invest in puts, calls, straddles and any combination thereof, except that the Enhanced Reserves Portfolio may (i) write (sell) exchange-traded covered call options on portfolio securities and on securities indices and engage in related closing purchase transactions and (ii) invest up to 2% of its total assets in exchange-traded call and put options on securities and securities indices.

     11. Purchase securities of companies for the purpose of exercising management or control.

     12. Participate in a joint or joint and several trading account in securities.


     13. Purchase or retain securities of any issuer if any officer or Trustee of the Fund, or officer or director of its investment adviser, owns beneficially more than 1/2 of 1% of the outstanding securities or shares, or both, of such issuer and all such persons owning more than 1/2 of 1% of such securities or shares together own beneficially more than 5% of such securities or shares.

     14. Borrow money, except that the Fund may (i) borrow money for any Portfolio for temporary administrative purposes provided that any such borrowing does not exceed 10% of the value of the total assets (taken at market value) of such Portfolio and (ii) borrow money for any Portfolio for investment purposes, provided that any such borrowing for investment purposes with respect to any such Portfolio is (a) authorized by the Trustees prior to any public distribution of the shares of such Portfolio or is authorized by the shareholders of such Portfolio thereafter, (b) is limited to 331/3% of the value of the total assets (taken at market value) of such Portfolio, and (c) is subject to an agreement by the lender that any recourse is limited to the assets of that Portfolio with respect to which the borrowing has been made.

     15. Pledge, mortgage or hypothecate the assets of any Portfolio to an extent greater than 10% of the total assets (taken at market value) of such Portfolio to secure borrowing made pursuant to the provisions of item 15 above.

     16. Issue senior securities except to the extent that it is permitted to
(a) borrow money from banks pursuant to the Fund's investment restrictions regarding the borrowing of money, and (b) enter into transactions involving forward foreign currency contracts, foreign currency futures contracts and options thereon as described in the Fund's Prospectus and this Statement of Additional Information.

     17. Invest more than 5% of a Portfolio's net assets, valued at the lower of cost or market, in warrants or rights. Included within that amount, but not to exceed 2% of the value of a Portfolio's net assets, may be warrants not listed on the New York or American Stock Exchange.

     The Fund may purchase illiquid securities, including repurchase agreements providing for settlement more than seven days after notice and restricted securities (securities that must be registered with the Securities and Exchange Commission before they can be sold to the public) deemed to be illiquid, but such securities will not constitute more than 15% of each Portfolio's net assets. The Board of Trustees, or the Adviser acting at its direction, values these securities, taking into consideration quotations available from broker-dealers and pricing services and other information deemed relevant.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation of the restrictions.

Real Estate Equity Securities Portfolio Only

     The following investment restrictions are fundamental policies of the Real Estate Equity Securities Portfolio and may not be changed except as described above. The Portfolio may not:

     (1) issue senior securities, as such term is defined in the Investment Company Act of 1940, as amended, except as otherwise provided herein;

     (2) make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions; provided, however, the deposit or payment of an initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin;

     (3) borrow money in excess of 25% of the value of its total assets, or pledge its assets to an extent greater than 3% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure or for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call options or in connection with the purchase or sale of financial futures contracts and related options shall not be deemed to be a pledge or other encumbrance;

     (4) engage in the business of underwriting the securities of others;

     (5) concentrate its investments in the securities of issuers all of which conduct their principal business activities in the same industry provided that this restriction shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or issuers principally engaged in the real estate industry as defined by the Adviser from time to time;

     (6) make any direct investment in real estate, real estate mortgage loans and/or commodities, except that the Portfolio may (a) purchase or sell readily marketable securities which are secured by interests in real estate, or issued by companies which deal in real estate including real estate investment and mortgage investment trusts, and (b) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Portfolio's futures and related options positions and the premiums paid for related options do not exceed 5% of the Portfolio's total assets; and

     (7) make loans, except that the Portfolio may (a) invest up to 15% of its total assets in repurchase agreements of a type regarded as "liquid" which are fully collateralized as to principal and interest and which are entered into only with commercial banks, brokers and dealers considered by the Portfolio to be creditworthy and (b) loan its portfolio securities in amounts up to one-third of the market or other fair value of its total assets.

     If a percentage restriction on investment or utilization of assets as set forth is adhered to at the time an investment is made, a later change in the percentage resulting from a change in the values or costs of the Portfolio's assets will not be considered violate of the restriction.

Core Equity Portfolio Only

     The following investment restrictions constitute fundamental policies of the Core Equity Portfolio which may be changed only upon approval by the holders of a majority of the outstanding shares of the Portfolio. The Portfolio may not:

     (1) With respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in securities of that issuer.

     (2) Purchase the securities of any one issuer if immediately after such purchase the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

     (3) Borrow money except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not exceeding 331/3% of the market value of the Portfolio's total assets, so that immediately after any such borrowing asset coverage of at least 300% for all such borrowings exists. To secure any such borrowing, the Portfolio may not mortgage, pledge, or hypothecate in excess of 331/3% of the value of its total assets. The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (4) Act as an underwriter of securities issued by others.

     (5) Purchase real estate, real estate mortgage loans, interests in real estate limited partnerships, or interests in oil, gas or mineral exporation or development programs or leases, provided that this limitation shall not prohibit (i) the purchase of U.S. Government securities and other debt securities secured by real estate or interests therein; (ii) the purchase of marketable securities issued by companies or investment trusts that deal in real estate or interests therein; or (iii) purchase of marketable securities issued by companies or other entities or investment vehicles that engage in businesses relating to the development, exploration, mining, processing or distributing of oil, gas, or minerals.

     (6) Engage in any short-selling operations (except by selling futures contracts).

     (7) Make loans to others, except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees or in connection with purchase of debt securities in accordance with the Portfolio's investment objective and policies.

     (8) Purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Portfolio's net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired by the Portfolio at any time in units or attached to securities are not subject to this restriction.

     (9) Purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions, provided that the Portfolio may make initial and variation margin payments in connection with purchases or sales of futures contracts.

     (10) Issue or sell any class of senior security as defined in the Investment Company Act of 1940 except for notes or other evidences of indebtedness permitted under investment restriction (3) and except to the extent that notes evidencing temporary borrowings or the purchase of securities on a when-issued or delayed delivery basis might be deemed such.


     (11) Except in connection with a merger, consolidation, acquisition, or reorganization, invest in the securities of other investment companies, including investment companies advised by the Adviser, or any affiliates, if, immediately after such purchase or acquisition, more than 10% of the value of the Portfolio's total assets would be invested in such securities in the aggregate, or more than 5% in any one such security.


     (12) Purchase or retain securities of any issuer if, to the knowledge of the Trust's management, those officers and Trustees of the Trust and of its adviser, who each own beneficially more than 0.50% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.


     (13) Invest in securities of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Portfolio would then be invested in such securities.

     (14) Invest in the securities of any one issuer if, immediately after such purchase, 25% or more of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry.

     (15) Invest in securities which are not readily marketable or the disposition of which is restricted under federal securities laws (collectively "illiquid securities") if, as a result, more than 5% of the Portfolio's net assets would be invested in illiquid securities.

     If a percentage restriction on investment or utilization of assets as set forth is adhered to at the time an investment is made, a later change in the percentage resulting from a change in the values or costs of the Portfolio's assets will not be considered a violation of the restriction with the exception of the Portfolio's borrowing policy as described in restriction (3), above.


                             PERFORMANCE INFORMATION

     Performance information for each Portfolio may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as yield and/or as total return of any Portfolio.

     Quotations of yield for the Managed Bond, Enhanced Reserves, and Real Estate Equity Securities Portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses (including pro rata Portfolio expenses and expenses applicable to each particular Portfolio) accrued during the period ("net investment income"), and are computed by dividing net investment income by the value of a share of the Portfolio on the last day of the period, according to the following formula:


     YIELD = 2[((a-b)) + 1)6 - 1]
                 ---
                 cd


     where,
     a = dividends and interest earned during the period by the Portfolio, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and
     d = the maximum offering price per share on the last day of the period.

                      30-Day Yield as of December 31, 1998

Fund                                       Class X      Class Y
----                                       -------      -------
Managed Bond                                7.03%        6.79%
Enhanced Reserves                           5.10%        4.72%
Real Estate Equity Securities               5.93%        5.74%

     Total return is a measure of the change in value of an investment in a Portfolio over the period covered. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Portfolio; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares of a Portfolio owned at the end of the period by the net asset value on the last trading day of the period; (3) assuming maximum sales charge deducted and reinvestment of all dividends at net asset value and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Total return will be calculated for one year, five years and ten years or the time period during which the registration statement including the Portfolio was in effect if a Portfolio has not been in existence for at least ten years.

     Except as above stated, standardized quotations of average annual total return for each class of shares of each Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in either Class X or Class Y Shares of each Portfolio over a period of 1, 5, and 10 years (or up to the life of the class of shares). Standardized total return quotations reflect the deduction of a proportional share of each Class's expenses of such Portfolio (on an annual basis), and assume that all dividends and distributions are reinvested when paid. It is expected that the performance of Class X Shares shall be better than that of Class Y Shares as a result of lower distribution fees and certain incrementally lower expenses paid by Class X Shares. Each Portfolio may also quote supplementally a rate of total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures.

     Performance information for the Portfolio (and each Class thereof) reflects only the performance of a hypothetical investment in a Class X or Class Y of a Portfolio during the particular time period in which the calculations are based. Performance information is not an indication of future performance. Performance information should be considered in light of a particular Portfolio's investment objectives and policies, characteristics and qualities of the Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Investment results will vary from time to time and are not identical to the past portfolio investments of those Portfolio which previously existed as separate accounts.

     The manner in which total return will be calculated for public use is described above. The following table contains total return figures involving the Managed Bond and Growth Stock Portfolio based on each such Portfolio's past performance as a separate investment account of Phoenix Home Life Mutual Insurance Company, for periods before the Fund's registration statement became effective (March 1, 1996). This performance data may be relevant as each such separate account was managed, in all material respects, using substantially the same investment objectives, policies and restrictions as those used by such Portfolio. These separate investment accounts were not registered under the 1940 Act and therefore were not subject to certain investment restrictions that are imposed by the 1940 Act. If these separate investment accounts had been registered under the 1940 Act, the separate investment accounts' performance may have been adversely affected. Standardized average annual total return of each Class shall be calculated for the preceding one, five and ten year periods (or since inception of the applicable separate account if it has been in existence less than five or ten years) by including the corresponding separate account's total return calculated in accordance with formulas specified by the Securities and Exchange Commission. The performance of the separate accounts has been restated to reflect the deduction of the fees and expenses of the classes of the corresponding Portfolio described in the Prospectus. Performance data for the Enhanced Reserves Portfolio is based on the Portfolio's past performance as the Enhanced Reserves Fund (a series of Duff & Phelps Mutual Funds) prior to July 19, 1996.

               Average Annual Total Return as of December 31, 1998

                                                   Periods Ended
                                 --------------------------------------------------
                                                                      10 Years or
                                     1 Year          5 Years        Since Inception
                                     ------          -------        ---------------
Core Equity
 Class X                                N/A             N/A             2.97%(1)
 Class Y                                N/A             N/A             2.71%(1)
Growth Stock
 Class X                              31.20%          19.65%           18.44%
 Class Y                              30.85%          19.35%           18.14%
Real Estate Equity Securities
 Class X                             (20.53)%           N/A            (1.02)%(2)
 Class Y                             (20.69)%           N/A            (1.21)%(2)
Managed Bond
 Class X                               1.99%           6.79%            8.88%
 Class Y                               1.72%           6.52%            8.61%
Enhanced Reserves
 Class X                               5.34%            N/A             5.73%(3)
 Class Y                               5.08%            N/A             5.28%(4)

-----------
(1) Inception date 4/14/98
(2) Inception date 5/1/97
(3) Inception date 6/24/94
(4) Inception date 11/1/96

NOTE: Average annual total return assumes a hypothetical initial payment of $1,000. At the end of each period, a total redemption is assumed. The ending redeemable value is divided by the original investment to calculate total return. Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the particular Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                             PERFORMANCE COMPARISONS


     Each Portfolio may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and rating services such as Morningstar, Inc. Additionally, a Portfolio or Class of Portfolio may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, Pensions & Investments, Institutional Investor, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's The Outlook, and Personal Investor. A Portfolio may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Portfolio against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Stock Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers 1-3 year Government Bond Index, IBC Donoghue Money Fund Report, Merrill Lynch 1 year Treasury Bill, Lehman Brothers Corporate Index and T-Bond Index.

     Advertisements, sales literature, and other communications may contain information about the Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Fund's fund; or compare the Fund's equity or bond return figure to well-known indices of market performance, including but not limited to: the S&P 500 Index, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, Lehman Brothers 1-3 year Government Bond Index, IBC Donoghue Money Fund Report, Merrill Lynch 1 year Treasury Bill, CS First Boston High Yield Index and Salomon Brothers Corporate Bond and Government Bond Indices.

                               PORTFOLIO TURNOVER

     Each Portfolio has a different expected annual rate of fund turnover, which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatment. The turnover rates for the Enhanced Reserves and Managed Bond Portfolios were affected in 1998 by increased volatility in the fixed income markets. Historical turnover rates can be found under the heading "Financial Highlights" in the Fund's prospectus.

                             THE INVESTMENT ADVISERS


     The offices of Phoenix Investment Counsel, Inc. ("PIC") are located at 56 Prospect Street, Hartford, Connecticut 06115. The offices of Duff & Phelps Investment Management Co, Inc. ("DPIM") are located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. PIC and DPIM are each sometimes referred to as the "Adviser," collectively referred to as the "Advisers."


     All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). DPIM is also a subsidiary of PXP. PXP is an indirect, less than wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut. Phoenix Home Life is a mutual insurance company engaged in the insurance and investment businesses. Phoenix Home Life's principal place of business is located at One American Row, Hartford, Connecticut.


     The Advisers provide certain services and facilities required to carry on the day-to-day operations of the Fund (for which they receive a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; legal, auditing and accounting services; regulatory filing fees and expenses of printing the Fund's registration statements (but the Underwriter purchases such copies of the Fund's prospectuses and reports and communications to shareholders as it may require for sales purposes at printer's over-run cost); insurance expense; association membership dues; brokerage fees; and taxes.

     All costs and expenses (other than those specifically referred to as being borne by the Advisers) incurred in the operation of the Fund are borne by the Fund. Each Portfolio pays expenses incurred in its own operation and also pays a portion of the Fund's general administration expenses allocated on the basis of the asset size of the respective Portfolio, except where an allocation using an alternative method can be more fairly made. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Fund and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by Equity Planning under its agreement with the Fund), expenses of printing and mailing stock certificates representing shares of the Fund, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing, and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders.

     The investment advisory agreements provide that the Advisers shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the investment advisory agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Advisers in the performance of its duties thereunder.

     As full compensation for the services and facilities furnished to the Fund, the Advisers are entitled to a fee, payable monthly, as described in the Prospectus. There is no assurance that the Fund will reach net asset levels high enough to realize reductions in the rates of the advisory fees. Any reduction in the rate of the advisory fee on all Portfolios will be prorated among the Portfolios in proportion to their respective averages of the aggregate daily net asset values for the period for which the fee had been paid.

     As full compensation for the services and facilities furnished to the Real Estate Equity Securities Portfolio, the Adviser is entitled to a fee. The basic monthly advisory fee payable to the Adviser is subject to a performance adjustment based upon the Portfolio's annual performance as compared to certain prescribed benchmarks. The basic monthly fee will therefore increase or decrease by .005% for every .10% after the first .50% in which Portfolio performance (calculated at the highest total return of the Portfolio based on the methods described in the Prospectus and in this Statement of Additional Information) on a rolling twelve month basis is higher or lower than that of the NAREIT Equity Total Return Index. In no event will the increase or decrease in any one twelve month period exceed .10%. There will be no performance adjustment in the first twelve months following inception of the Fund.

     The advisory agreements continue in force from year to year for all Portfolios, provided that, with respect to each Portfolio, the agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. In addition, and in either event, the terms of the agreement and any renewal thereof must be approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons (as that term is defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Fund or by the Adviser, on sixty (60) days written notice.

     For the years ended December 31, 1996, 1997 and 1998, the Growth Stock Portfolio paid management fees to PIC in the amounts of $906,089, $515,459 and $383,128, respectively. For the years ended December 31, 1996, 1997 and 1998, the Managed Bond Portfolio paid management fees to PIC in the amounts of $258,587, $352,253 and $421,814, respectively. For the years ended December 31, 1996, 1997 and 1998, the Enhanced Reserves Portfolio paid management fees to DPIM in the amounts of $132,640, $211,566 and $142,030, respectively. For the years ended December 31, 1997 and 1998, the Real Estate Equity Securities Portfolio paid management fees to the Adviser in the amounts of $38,173 and $79,971, respectively. For the year ended December 31, 1998, the Core Equity Portfolio paid management fees to DPIM in the amount of $22,841.

                          SERVICES OF THE ADMINISTRATOR

     Duff & Phelp Investment Management Co. (the "Administrator" or "Duff & Phelps") serves as administrator for the Real Estate Equity Securities Portfolio. Under the terms of the Administration Agreement, the Administrator will assist in maintaining office facilities, furnish clerical services, office supplies and stationery, provide advice and assistance on the general operations of the Portfolio, monitor and make recommendations concerning fidelity bond coverage, monitor compliance with the policies and limitations of the Portfolio as set forth in the Fund's governing documents, and prepare and/or coordinate all materials for the Board of Trustees' meetings. As compensation, the Administrator receives a fee, computed daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Portfolio.

     The Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by the Fund's Board of Trustees including a majority of the trustees who are not interested persons or by a vote of a majority of the outstanding voting securities of the Portfolio. The Agreement automatically terminates upon its assignment and may be terminated by either party at any time upon not less than 60 days written notice.

     For its services to the Portfolio as Administrator, Duff & Phelps received fees of $24,787 during the fiscal year ended December 31, 1998.

                              BROKERAGE ALLOCATION

     In effecting portfolio transactions for the Fund, the Advisers adhere to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The Advisers may cause the Fund to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Advisers determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or that any offset of direct expenses of a Portfolio yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund or to the Adviser are considered to be in addition to and not in lieu of services required to be performed by the Advisers under their contracts with the Fund and may benefit both the Fund and other clients of the Advisers. Conversely, brokerage and research services provided by brokers to other clients of the Advisers may benefit the Fund.

     If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible the Portfolio will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commission or transfer taxes.

     The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions paid by the Fund. Some portfolio transactions are, subject to the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Fund.

     The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs share pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different form that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

     For the fiscal years ended December 31, 1996, 1997 and 1998, brokerage commissions paid by the Fund on portfolio transactions totaled $515,900, $425,169 and $193,136, respectively. Brokerage commission of $118,627 paid during the fiscal year ended December 31, 1998, were paid on portfolio transactions aggregating $113,633,970 executed by brokers who provided research and other statistical and factual information. None of such commissions was paid to a broker who was an affiliated person of the Fund or and affiliated person of such a person, or to the knowledge of the Fund, to a broker an affiliated person of which was an affiliated person of the Fund, its advisers or its national distributor.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of a Portfolio's foreign assets may be significantly affected on days when the investor has no access to the Portfolio. The net asset value per share of a Portfolio is determined by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the total number of outstanding shares of the Portfolio. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Portfolio, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

     A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Portfolio which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Portfolio. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Portfolio has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                                HOW TO BUY SHARES

     The Fund currently issues two classes of shares for each Portfolio. Class X Shares are available to Plans (as hereafter defined) and institutional investors which initially purchase Class X Shares of the Fund whose net asset value exceeds $5 million ($250,000 for the Real Estate Equity Securities Portfolio). Class Y Shares are offered to Plans and institutional investors which initially purchase Class Y Shares of the Fund whose net asset value exceeds $1 million ($250,000 for the Real Estate Equity Securities Portfolio). "Plans" are defined as corporate, public, union and governmental pension plans. Completed applications for the purchase of shares should be mailed to Phoenix Duff & Phelps Institutional Mutual Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

     The minimum subsequent investment for each class is $100. Shares are sold at the net asset value per share (as described below) next computed after a completed application or purchase order is received by State Street Bank and Trust Company together with good and sufficient funds therefor (certified checks, federal funds wires, and automated clearing house transactions ("ACH")). Completed orders received by State Street Bank and Trust Company or an authorized agent on a business day prior to the close of trading of the New York Stock Exchange (normally 4:00 PM eastern time) will be processed based on that day's closing net asset value. Shares purchased will be recorded electronically in book-entry form by the Transfer Agent. No share certificates are available. Sales of shares may be made through broker-dealers, pension consultants or other qualified financial agents/institutions.

     The minimum initial investment amounts for the purchase of either class of Fund shares shall be waived with respect to purchases by: (i) Plans and institutional investors who have been invested in certain separate investment accounts of Phoenix Home Life Mutual Insurance Company as of March 1, 1996; (ii) trust companies, bank trust departments, broker-dealers financial planners and investment advisers for funds over which such entity charges an account management fee and which are held in a fiduciary, agency, advisory, custodial or similar capacity; or (iii) Plans and institutional investors where the amounts invested represent the redemption proceeds from the reorganization or merger of other investment companies.

     Equity Planning will retain all or a portion of the continuing distribution fee assessed to Class Y shareholders to finance commissions and related marketing expenses. Equity Planning intends to pay broker-dealers and exempt financial institutions with whom it has a sales agreement a service fee of 0.25% of the average daily net asset value of Class Y Shares sold by such broker-dealers and exempt financial institutions, subject to future amendment or termination. No trail fees are payable to broker-dealers or others in connection with the purchase, sale or retention of Class X Shares.

     Equity Planning may pay broker-dealers and financial institutions exempt from registration pursuant to the Securities Exchange Act of 1934, as amended, and related regulations ("exempt financial institutions"), from its own profits and resources, a percentage of the net asset value of any shares sold as set forth below:

                                     Payment to
         Purchase Amount            Broker-Dealer
         ---------------            -------------
$0 to $5,000,000                       0.50%
$5,000,001 to $10,000,000              0.25%
$10,000,001 or more                    0.10%


     If part of any investment is subsequently redeemed within one year of the investment date, the broker/dealer or exempt financial institution will refund to Equity Planning any such amounts paid with respect to the investment. Equity Planning will sponsor training and educational meetings and provide to all qualifying agents, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Broker-dealers or exempt financial institutions other than Equity Planning may also levy customary additional charges to shareholders for their services in effecting transactions, if they notify the Fund of their intention to do so.


Exchange Privileges


     Shareholders may exchange Class X or Class Y Shares held in book-entry form for shares of the same class of other Portfolios of the Fund or any other "Affiliated Phoenix Fund" provided the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's principal place of business; (2) the Acquired Shares are the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the shares to be acquired must equal or exceed the minimum initial or subsequent investment amount, as applicable, after the exchange is implemented; and (5) the shareholder is qualified to acquire Fund shares in accordance with the limitations described in this Prospectus. An "Affiliated Phoenix Fund" refers to the Phoenix-Engemann Funds Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Advisers, Distributor or any of their corporate affiliates.

     The Fund reserves the right to refuse exchange purchases by any person or broker/dealer if, in the Fund's or Adviser's opinion, (a) the exchange would adversely affect the Fund's ability to invest according to its investment objectives and policies; (b) the Fund believes that a pattern of exchanges coincides with a "market timing" strategy; or (c) otherwise adversely affect the Fund and its shareholders. The Fund reserves the right to terminate or modify its exchange privileges at any time upon giving written notice to shareholders at least 60 days in advance. Shareholders are urged to review their constituent documents and relevant requirements in order to verify pertinent limitations imposed by retirement plan or group annuity contract exchange limits as well as restrictions imposed by governing law.


Market Timer Restrictions


     Because excessive trading can hurt Fund performance and harm shareholders, the Fund reserves the right to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a fund within any 30 day period. The Distributor has entered into agreements with certain market timer entities permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements. The Distributor has the right to reject or suspend these privileges upon reasonable notice.


Telephone Exchange Privileges

     Unless a shareholder elects in writing not to participate in the Telephone Exchange Privilege, shares for which certificates have not been issued may be exchanged by calling 800-814-1897 provided that the exchange is made between accounts with identical registrations. Under the Telephone Exchange Privilege, telephone exchange orders may also be entered on behalf of the shareholder by his or her registered representative.


     The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. In addition to requiring identical registrations on both accounts, the Transfer Agent will require address verification and will record telephone instructions on tape. All exchanges will be confirmed in writing to the shareholder. To the extent that procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for exchange transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone exchange instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Exchange Privilege may be difficult to exercise or may be suspended temporarily. The Telephone Exchange Privilege is available only in States where shares being acquired may be legally sold.

     If a shareholder elects not to use the Telephone Exchange Privilege or if the shares being exchanged are represented by a certificate or certificates, in order to exchange shares the shareholder must submit a written request to Phoenix Duff & Phelps Institutional Mutual Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. If the shares are being exchanged between accounts that are not registered identically, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit union, national securities exchanges, registered securities associations, clearing agencies and savings associations. Any outstanding certificate or certificates for the tendered shares must be duly endorsed and submitted.

                              HOW TO REDEEM SHARES

     Any holder of shares of any Portfolio may require the Fund to redeem its shares at any time at the net asset value per share next computed after receipt of a redemption request in proper written form by State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301, ATTN: Phoenix Duff & Phelps Institutional Mutual Funds, or by an authorized agent. To be in proper form to redeem shares, (1) the signature(s) of duly authorized representative(s) of the shareholder must appear in the appropriate place upon the stock power; (2) the stock power or any related instruction transmittal must specify the name and account number of the shareholder exactly as registered; (3) the name of the Portfolio; and (4) and all such signatures must be guaranteed by an eligible guarantor institution as determined in accordance with the standards and procedures established by the Transfer Agent. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Signature(s) must also be guaranteed on any change of address request submitted in conjunction with any redemption request. Additional documentation may be required for redemptions by corporations, partnerships or other organizations, or if redemption is requested by anyone other than the shareholder(s) of record. Redemption requests will not be honored until all required documents in proper form have been received.

     In addition, each Portfolio maintains a continuous offer to repurchase its shares, and shareholders may normally sell their shares through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The redemption price in such case will be the price as of the close of trading of the Exchange on that day, provided the order is received by the dealer prior thereto, and is transmitted to the Distributor prior to the close of its business. No charge is made by the Fund on redemptions, but shares tendered through investment dealers may be subject to service charge by such dealers. Payment for shares redeemed will be made within three days after receipt of the duly endorsed share certificates (if issued) or written request; provided, however, that redemption proceeds will not be disbursed until each check used for purchase of shares has been cleared for payment by the investor's bank which may take up to 15 days after receipt of the check.


Telephone Redemption Privileges


     Unless a shareholder elects in writing not to participate in the Telephone Redemption Privilege, shareholders may redeem shares valued at up to $100,000 by calling (800) 814-1897. The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to the shareholder. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized person or third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Redemption Privilege may be modified or terminated at any time without prior notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Redemption Privilege may be difficult to exercise or may be suspended temporarily and a shareholder should submit a written redemption request, as described above.

     If the amount of the redemption is $500 or more, the proceeds may be wired to the shareholder's designated U.S. commercial bank account. If the amount of the redemption is less than $500, the proceeds will be sent by check to the address of record on the shareholder's account.


     Telephone redemption orders received and accepted by Transfer Agent on any day when Transfer Agent is open for business will be entered at the next determined net asset value. However, telephone redemption orders received and accepted by Transfer Agent after the close of trading hours on the Exchange will be executed on the following business day. The proceeds of a telephone redemption will normally be sent on the first business day following receipt of the redemption request. However, with respect to the telephone redemption of shares purchased by check, such requests will only be effected after the Fund has assured itself that good payment has been collected for the purchase of shares, which may take up to 15 days.


Systematic Withdrawal Program

     The Systematic Withdrawal Program (the "Program") allows shareholders to periodically redeem a portion of their shares on predetermined monthly, quarterly, semiannual or annual dates. In order to participate in the Program, shareholders must provide written notice to the Transfer Agent specifying (a) the frequency in which Program redemptions are to occur, (b) the routing in which proceeds are to be directed into the shareholder's account, and (c) the priority among Portfolios and classes of shares in which redemptions are to occur.

     Except as provided below, Program payments will be made on or about the 20th day of the month during the frequency period selected by the shareholder. Program payments may also be processed through Automated Clearing House (ACH) to the shareholder's account on or about the 10th, 15th or 25th day of each month. Participants may not redeem sums in any period in excess of the equivalent of 1% of aggregate Portfolio holdings (at the net asset value on the date of redemption) during each month. Program redemptions will only be effected after the Fund has assured itself that good payment has been received for the purchase of shares which are to be redeemed.

     Class X shareholders participating in the Program must at all times own shares of the Fund worth $100,000 or more in the aggregate as determined by the then current net asset value per share. Class Y shareholders participating in the Program must at all times own shares of the Fund worth $50,000 or more in the aggregate as determined by the then current net asset value per share. A shareholder's participation in the Program will also automatically terminate if redemptions are made outside the Program.

Checkwriting Privileges (Enhanced Reserves Portfolio only)

     Shareholders owning shares of the Enhanced Reserves Portfolio may elect to redeem shares through checkwriting privileges offered by Equity Planning. In order to exercise this privilege, qualified shareholders must (a) complete the appropriate application, (b) submit the required signature card/ incumbency certificate containing guaranteed signatures of all authorized check signatories, and (c) designate the priority among classes of shares in which redemptions are to occur in order to cover the amount of each check. Applications are available by contacting Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200 or by calling (800) 814-1897.

     Checkwriting privileges are subject to rules and procedures adopted from time to time by Equity Planning. Checkwriting privileges may be amended or withdrawn upon ten days prior notice. Equity Planning reserves the right, in its sole and absolute discretion, to refuse to honor checks and/or terminate checkwriting privileges with respect to a shareholder in the event that (a) amounts drawn in any check are less than $500; (b) the shareholder at any time owns shares of the Fund worth $50,000 or less, as determined by the then current net asset value(s) per share; (c) the shareholder owns shares of the Fund worth less than the amount of any check, as determined on the date of presentment of such check to the Transfer Agent; or (d) honoring a check requires redemption of shares purchased with sums from the shareholder which have not been actually and properly received by the Fund (which may take at least fifteen days after receipt of the check). Presently, there is no charge to the shareholder for this privilege. Equity Planning reserves the right, however, to assess charges in connection with checks drawn against non-sufficient funds or for research expenses.

     When a check is presented to Equity Planning for payment, a sufficient number of full and fractional shares owned by the shareholder and identified as being available for such purposes will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Checks will be processed on days the Exchange is open. If the net asset value(s) of the shares owned by the shareholder are insufficient to cover the amount of a check presented, or if good and sufficient funds required to purchase such shares have not been actually received by the Fund, Equity Planning shall return such check marked "Non-sufficient Funds" and no shares shall be redeemed. Canceled checks returned to shareholders shall be deemed to constitute confirmation of redemptions. Shareholders may not close an account by a withdrawal check.


Redemption-in-Kind


     To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. The Fund has elected to pay in cash all requests for redemption by any shareholder of record, but may limit such cash in respect to each shareholder during any 90 day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits its withdrawal. In case of a redemption in kind, securities delivered in payment for shares would be valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when it sold the securities.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to elect to be treated as a regulated investment company ("RIC") and qualify as such under Subchapter M of the Internal Revenue Code (the "Code").

     The Code sets forth numerous criteria which must be satisfied in order for each Portfolio to qualify as a RIC. Each Portfolio must, among other things, meet the following tests for each taxable year: (1) at least 90% of the Portfolio's gross income must be derived from a) dividends, b) interest, c) payments with respect to securities loans, d) gains from the sale or other disposition of stocks or securities or foreign currencies, or e) other income (including but not limited to gains from options, futures, or forward contracts) derived by the Portfolio with respect to its business of investing in stocks, securities or currencies; and (2) distribute annually at least 90% of its investment company taxable income and net exempt-interest income.

     In addition to the gross income tests, to qualify as a RIC, each Portfolio must also diversify its holdings so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Portfolio and not more than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its total assets is invested in the assets of any one issuer (other than U.S. Government securities). If in any taxable year a Portfolio does not qualify as a RIC, all of its net investment income and realized capital gains will be taxed at corporate rates.

     In each taxable year that a Portfolio qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. It is the policy of each Portfolio to distribute all of its net investment income and net capital gains to its shareholders in order to avoid any federal income tax liability. In addition, each Portfolio intends to make timely distribution sufficient in amount to avoid a non-deductible 4% excise tax. An excise tax will be imposed on each Portfolio to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its net ordinary income for such calendar year and 98% of its net capital gains as determined for the one year period ending December 31 of such calendar year. In addition, an amount equal to the undistributed net ordinary income and net capital gains from the previous calendar year must also be distributed to avoid the excise tax.

     The Fund is required to withhold for income taxes 31% of dividends, distributions and redemption payments, if any of the following circumstances exist: i) a shareholder fails to provide the Fund with a correct taxpayer identification number (TIN); ii) the Fund is notified by the Internal Revenue Service that the shareholder furnished an incorrect TIN; or iii) the Fund is notified by the Internal Revenue Service that withholding is required because the shareholder failed to report the receipt of dividends or interest from other sources. Withholding may also be required for accounts with respect to which a shareholder fails to certify that i) the TIN provided is correct and ii) the shareholder is not subject to such withholding. However, withholding will not be required from certain exempt entities nor those shareholders complying with the procedures as set forth by the Internal Revenue

Service. A shareholder is required to provide the Fund with a correct TIN. The Fund in turn is required to report correct taxpayer identification numbers when filing all tax forms with the Internal Revenue Service. Should the IRS levy a penalty on a Fund for reporting an incorrect TIN and that TIN was provided by the shareholder, the Fund will pass the penalty onto the shareholder.

     Dividends paid by a Portfolio from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign fund or estate, a foreign corporation or a foreign partnership (a foreign shareholder) will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

     The discussion of "Tax Status of Distributions" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Shareholders are urged to consult with their tax advisor regarding specific questions as to federal, state, local or foreign taxes.

                                 THE DISTRIBUTOR

     Phoenix Equity Planning Corporation ("Equity Planning"), which has undertaken to use its best efforts to find purchasers for shares of the Fund, serves as the national distributor of the Fund's shares. Equity Planning is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-2200. Shares of each Portfolio are offered on a continuous basis. Pursuant to an Underwriting Agreement covering all classes of shares and distribution methods, the Distributor will purchase shares of the Fund for resale to the public, either directly or through securities dealers or agents, and is obligated to purchase only those shares for which it has received purchase orders. Equity Planning may also sell Fund shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have not indicated that such institutions are prohibited from purchasing mutual fund shares upon the order and for the account of their customers. In addition, state securities laws on this issue may differ from the interpretations of federal law and banks and financial institutions may be required to register as dealers pursuant to state law. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of bank-affiliated securities brokers are not permitted, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Portfolio.

     From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling daler commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.


     Philip R. McLoughlin, a Trustee and President of the Fund, is a director and officer of Equity Planning. Michael E. Haylon, an officer of the Fund, is a director of Equity Planning. William R. Moyer, a director and officer of Equity Planning, is an officer of the Fund. G. Jeffrey Bohne, Nancy G. Curtiss, Leonard
J. Saltiel and Thomas N. Steenburg, officers of the Fund, are officers of Equity Planning.


Administrative Services


     Equity Planning also acts as administrative agent of the Portfolios and as such performs administrative, bookkeeping and pricing functions for the Portfolios. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, plus (2) the documented cost to Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of the Portfolios, at the following incremental annual rates.

First $200 million               .085%
$200 million to $400 million     .05%
$400 million to $600 million     .03%
$600 million to $800 million     .02%
$800 million to $1 billion       .015%
Greater than $1 billion          .0125%


     Percentage rates are applied to the aggregate daily net asset values of the Portfolios. PFPC, Inc. also charges minimum fees and additional fees for each additional class of Fund shares. Equity Planning retains PFPC, Inc. as subagent for each of the funds for which Equity Planning serves as administrative agent. PFPC, Inc. agreed to a modified fee structure and waived certain charges. Because PFPC, Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC, Inc.'s overall asset-based charges among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. As a result, the PFPC, Inc. charges to the Fund are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For its services during the Fund's fiscal year ended December 31, 1998, Equity Planning received $327,412.

     In addition, pursuant to an agreement between Equity Planning, the Fund's Transfer Agent, and State Street Bank and Trust Company, ("State Street") has been appointed subagent to perform certain shareholder servicing functions for the Fund. For performing such services State Street receives a monthly fee from Equity Planning.

                                DISTRIBUTION PLAN

     The Fund has adopted a distribution plan on behalf of its Class Y Shares pursuant to Rule 12b-1 of the 1940 Act (the "Plan"). The Plan permits the Fund to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of Class Y Shares of the Fund. Pursuant to the Plan, the Fund shall pay the Distributor an amount equal to 25% of the average daily net assets of the Class Y Shares for providing services to Class Y shareholders, including assistance in connection with inquiries related to shareholder accounts.

     Equity Planning will retain all or a portion of the continuing distribution fee assessed to Class Y shareholders to finance commissions and related marketing expenses. Equity Planning intends to pay broker-dealers and exempt financial institutions with whom it has a sales agreement a service fee of 0.25% of the average daily net asset value of Class Y Shares sold by such broker-dealers and exempt financial institutions, subject to future amendment or termination.


     In order to receive payments under the Plan, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's Class Y shareholders, or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant, or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment, or other processing.

     On a quarterly basis, the Trustees of the Fund review a report on expenditures under the Plan and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plan will be continued. By its terms, continuation of the Plan from year to year is contingent on annual approval by a majority of the Trustees of the Fund and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plan provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Plan without approval of the Class Y shareholders of the Fund and that other material amendments to the Plan must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding Class Y Shares of the Fund.

     For the fiscal year ended December 31, 1998, the Fund paid Rule 12b-1 Fees in the amount of $69,527, of which Equity Planning received $1,257, W.S. Griffith & Co., Inc., an affiliate, received $60,684 and unaffiliated broker-dealers received $7,586. Distributor expenses under the Plans consisted of: (1) compensation to dealers, $89,172; (2) compensation to sales and shareholder services personnel, $457,138; (3) advertising costs, $199,100; (4) printing and mailing prospectuses to other than current shareholders, $15,598;
(5) service costs, $82,131 and (6) other expenses, $80,560. No interested persons of the Fund and no Trustee who is not an interested person of the Fund, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plan.

                             MANAGEMENT OF THE FUND

     The Fund is an open-end, diversified investment company known as a mutual fund. The Board of Trustees supervises the business affairs and investments of the Fund, which is managed on a daily basis by each Portfolio's investment adviser.

Trustees and Officers

     The Trustees and executive officers of the Fund and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut 06115-0480.


                               Positions Held                            Principal Occupations
Name, Address and Age           With the Fund                           During the Past 5 Years
---------------------           -------------                           -----------------------
Robert Chesek (64)            Trustee            Trustee/Director (1981-present) and Chairman (1989-1994), Phoenix
49 Old Post Road                                 Funds. Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
Wethersfield, CT 06109                           Phelps Institutional Mutual Funds (1996-present). Vice President,
                                                 Common Stock, Phoenix Home Life Mutual Insurance Company
                                                 (1980-1994).

E. Virgil Conway (69)         Trustee            Chairman, Metropolitan Transportation Authority (1992-present).
9 Rittenhouse Road                               Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                             (1970-present), Pace University (1978-present), Atlantic Mutual
                                                 Insurance Company (1974-present), HRE Properties (1989-present),
                                                 Greater New York Councils, Boy Scouts of America (1985-present),
                                                 Union Pacific Corp. (1978-present), Blackrock Freddie Mac Mortgage
                                                 Securities Fund (Advisory Director) (1990-present), Centennial
                                                 Insurance Company (1974-present), Josiah Macy, Jr., Foundation
                                                 (1975-present) ,The Harlem Youth Development Foundation
                                                 (1987-present) (Chairman, 1998-present), Accuhealth
                                                 (1994-present), Trism, Inc. (1994-present), Realty Foundation of
                                                 New York (1972-present), New York Housing Partnership
                                                 Development Corp. (Chairman) (1981-present) and Academy of
                                                 Political Science (Vice Chairman) (1985-present). Director/Trustee,
                                                 Phoenix Funds (1993-present). Trustee, Phoenix-Aberdeen Series
                                                 Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                 (1996-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                 Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                 (1995-present). Member, Audit Committee of the City of New York
                                                 (1981-1996). Advisory Director, Blackrock Fannie Mae Mortgage
                                                 Securities Fund (1989-1996) and Fund Directions (1993-1998).
                                                 Chairman, Financial Accounting Standards Advisory Council
                                                 (1992-1995).

William W. Crawford (70)      Trustee            Representative (1994-1995), Senior Executive (1994-1995),
3029 Wynfield Mews Lane                          President and Chief Operating Officer (1988-1993), Hilliard, Lyons,
Louisville, KY 40206                             Inc. (broker/dealer). Trustee, Phoenix Duff & Phelps Institutional
                                                 Mutual Funds (1996-present). Director, Duff & Phelps Utilities
                                                 Tax-Free Income Inc. (1995-present), Duff & Phelps Utility and
                                                 Corporate Bond Trust Inc. (1995-present).

Harry Dalzell-Payne (69)      Trustee            Director/Trustee, Phoenix Funds (1983-present). Trustee, Phoenix-
330 East 39th Street                             Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
Apartment 29G                                    Mutual Funds (1996-present). Director, Duff & Phelps Utilities
New York, NY 10016                               Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond
                                                 Trust Inc. (1995-present). Director, Farragut Mortgage Co., Inc.
                                                 (1991-1994). Formerly a Major General of the British Army.

William N. Georgeson (71)     Trustee            Trustee, Phoenix Duff & Phelps Institutional Mutual Funds
575 Glenwood Road                                (1996-present). Director, Duff & Phelps Utility and Corporate Bond
Lake Forest, IL 60045                            Trust Inc. (1994-present) and Duff & Phelps Utilities Tax-Free
                                                 Income Inc. (1993-present).

                                Positions Held                             Principal Occupations
Name, Address and Age           With the Fund                             During the Past 5 Years
---------------------           -------------                             -----------------------
*Francis E. Jeffries (68)      Trustee           Director/Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-
6585 Nicholas Blvd.                              Aberdeen Series Inc. and Phoenix Duff & Phelps Institutional Mutual
Apt. 1601                                        Funds (1996-present). Director, Duff & Phelps Utilities Income Inc.
Naples, FL 33963                                 (1987-present), Duff & Phelps Utilities Tax-Free Income Inc. (1991-
                                                 present) and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                 (1993-present). Director, The Empire District Electric Company
                                                 (1984-present). Director (1989-1997), Chairman of the Board
                                                 (1993-1997), President (1989-1993), and Chief Executive Officer
                                                 (1989-1995), Phoenix Investment Partners, Ltd.

Leroy Keith, Jr. (60)          Trustee           Chairman and Chief Executive Officer, Carson Products Company
Chairman and Chief                               (1995-present). Director/Trustee, Phoenix Funds (1980-present).
Executive Officer                                Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Carson Products Company                          Institutional Mutual Funds (1996-present). Director, Equifax Corp.
64 Ross Road                                     (1991-present) and Evergreen International Fund, Inc.
Savannah, GA 30750                               (1989-present). Trustee, Evergreen Liquid Trust, Evergreen Tax
                                                 Exempt Trust, Evergreen Tax Free Fund, Master Reserves Tax Free
                                                 Trust, and Master Reserves Trust. President, Morehouse College
                                                 (1987-1994). Chairman and Chief Executive Officer, Keith Ventures
                                                 (1992-1994).

*Philip R. McLoughlin (52)     Trustee and       Chairman (1997-present), Director (1995-present), Vice Chairman
56 Prospect Street             President         (1995-1997) and Chief Executive Officer (1995-1997), Phoenix
Hartford, CT 06115                               Investment Partners, Ltd. Director (1994-present) and Executive Vice
                                                 President, Investments (1988-present), Phoenix Home Life Mutual
                                                 Insurance Company. Director/Trustee and President, Phoenix Funds
                                                 (1989-present). Trustee and President, Phoenix-Aberdeen Series
                                                 Fund and Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                                 present). Director, Duff & Phelps Utilities Tax-Free Income Inc.
                                                 (1995-present) and Duff & Phelps Utility and Corporate Bond Trust
                                                 Inc. (1995-present). Director (1983-present) and Chairman
                                                 (1995-present), Phoenix Investment Counsel, Inc. Director
                                                 (1984-present) and President (1990-present), Phoenix Equity
                                                 Planning Corporation. Director (1993-present), Chairman (1993-
                                                 present) and Chief Executive Officer (1993-1995), National Securities
                                                 & Research Corporation. Director, Phoenix Realty Group, Inc.
                                                 (1994-present), Phoenix Realty Advisors, Inc. (1987-present),
                                                 Phoenix Realty Investors, Inc. (1994-present), Phoenix Realty
                                                 Securities, Inc. (1994-present), PXRE Corporation (Delaware) (1985-
                                                 present), and World Trust Fund (1991-present). Director and
                                                 Executive Vice President, Phoenix Life and Annuity Company
                                                 (1996-present). Director and Executive Vice President, PHL Variable
                                                 Insurance Company (1995-present). Director, Phoenix Charter Oak
                                                 Trust Company (1996-present). Director and Vice President, PM
                                                 Holdings, Inc. (1985-present). Director and President, Phoenix
                                                 Securities Group, Inc. (1993-1995). Director, PHL Associates, Inc.
                                                 (1995-present). Director (1992-present) and President (1992-1994),
                                                 W.S. Griffith & Co., Inc. Director, Townsend Financial Advisers, Inc.
                                                 (1992-present)

Eileen A. Moran (44)           Trustee           President and Chief Executive Officer, PSEG Resources, Inc.
                                                 (1990-present). Trustee, Phoenix Duff & Phelps Institutional Mutual
                                                 Funds (1996-present).

                                       Positions Held                           Principal Occupations
Name, Address and Age                  With the Fund                           During the Past 5 Years
---------------------                  -------------                           -----------------------
Everett L. Morris (70)                Trustee           Vice President, W.H. Reaves and Company (1993-present). Director/
164 Laird Road                                          Trustee, Phoenix Funds (1995-present). Trustee, Duff & Phelps
Colts Neck, NJ 07722                                    Mutual Funds (1994-present). Trustee, Phoenix-Aberdeen Series
                                                        Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                        (1996-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                        Inc. (1991-present) and Duff & Phelps Utility and Corporate Bond
                                                        Trust Inc. (1993-present).

*James M. Oates (52)                  Trustee           Chairman, IBEX Capital Markets, Inc. (formerly IBEX Capital
Managing Director                                       Markets LLC) (1997-present). Managing Director, Wydown Group
The Wydown Group                                        (1994-present). Director, Phoenix Investment Partners, Ltd.
IBEX Capital Markets LLC                                (1995-present). Director/Trustee, Phoenix Funds (1987-present).
60 State Street                                         Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Suite 950                                               Institutional Mutual Funds (1996-present). Director, AIB Govett
Boston, MA 02109                                        Funds (1991-present), Blue Cross and Blue Shield of New
                                                        Hampshire (1994-present), Investors Financial Service Corporation
                                                        (1995-present), Investors Bank & Trust Corporation (1995-present),
                                                        Plymouth Rubber Co. (1995-present), Stifel Financial (1996-present),
                                                        Command Systems, Inc. (1998-present) and Connecticut River
                                                        Bancorp (1998-present). Vice Chairman, Massachusetts Housing-
                                                        Partnership (1998-present). Member, Chief Executives Organization
                                                        (1996-present). Director (1984-1994), President (1984-1994) and
                                                        Chief Executive Officer (1986-1994), Neworld Bank.

Richard A. Pavia (68)                 Trustee           Director (1981-1997), Chairman and Chief Executive Officer
7145 North Ionia                                        (1989-1994), Speer Financial, Inc. Vice Chairman, Forest Preserve
Chicago, IL 60646                                       District, Cook County President Advisory Council (1997-present).
                                                        Special Consultant, K&D Facilities Resource Corp. (1995-present).
                                                        Trustee, Phoenix Duff & Phelps Institutional Mutual Funds
                                                        (1996-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                        Inc. (1991-present), Duff & Phelps Utility and Corporate Bond Trust
                                                        Inc. (1992-present).

*Calvin J. Pedersen (57)              Trustee           Director (1986-present), President (1993-present) and Executive
Phoenix Duff & Phelps Corporation                       Vice President (1992-1993), Phoenix Investment Partners, Ltd.
55 East Monroe Street                                   Director/Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-
Suite 3600                                              Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
Chicago, IL 60603                                       Mutual Funds (1996-present). President and Chief Executive Officer,
                                                        Duff & Phelps Utilities Tax-Free Income Inc. (1995-present), Duff &
                                                        Phelps Utilities Income Inc. (1994-present) and Duff & Phelps
                                                        Utility and Corporate Bond Trust Inc. (1995 present).

*Herbert Roth, Jr. (70)               Trustee           Director/Trustee, Phoenix Funds (1980-present). Trustee, Phoenix-
134 Lake Street                                         Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
P.O. Box 909                                            Mutual Funds (1996-present). Director, Boston Edison Company
Sherborn, MA 01770                                      (1978-present). Landauer, Inc. (medical services) (1970-present),
                                                        Tech Ops./Sevcon, Inc. (electronic controllers) (1987-present), and
                                                        Mark IV Industries (diversified manufacturer) (1985-present),
                                                        Phoenix Home Life Mutual Insurance Company (1972-1998).
                                                        Member, Directors Advisory Council, Phoenix Home Life Mutual
                                                        Insurance Company (1998-present). Director, Key Energy Group (oil rig service) (1988-1994).

Richard E. Segerson (53)              Trustee           Managing Director, Northway Management Company (1998-present).
102 Valley Road                                         Director/Trustee, Phoenix Funds, (1993-present). Trustee, Phoenix-
New Canaan, CT 06840                                    Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
                                                        Mutual Funds (1996-present). Managing Director, Mullin Associates
                                                        (1993-1998).

                                 Positions Held                            Principal Occupations
Name, Address and Age            With the Fund                            During the Past 5 Years
---------------------            -------------                            -----------------------
Lowell P. Weicker, Jr. (67)     Trustee           Trustee/Director, Phoenix Funds (1995-present). Trustee, Phoenix-
731 Lake Avenue                                   Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
Greenwich, CT 06830                               Mutual Funds (1996-present). Director, UST Inc. (1995-present),
                                                  HPSC Inc. (1995-present), Compuware (1996-present) and
                                                  Burroughs Wellcome Fund (1996-present). Visiting Professor,
                                                  University of Virginia (1997-present). Director, Duty Free
                                                  International (1997). Chairman, Dresing, Lierman, Weicker
                                                  (1995-1996). Governor of the State of Connecticut (1991-1995).

Michael E. Haylon (41)          Executive         Director and Executive Vice President--Investments. Phoenix
                                Vice              Investment Partners, Ltd. (1995-present). Executive Vice President,
                                President         Phoenix Funds (1993-present) and Phoenix-Aberdeen Series Fund
                                                  (1976-present). Director (1994-present), President (1995-present),
                                                  Executive Vice President (1994-1995), Vice President (1991-1994),
                                                  Phoenix Investment Counsel, Inc. Director (1994-present), President
                                                  (1996-present), Executive Vice President (1994-1996), Vice
                                                  President (1993-1994). National Securities & Research Corporation.
                                                  Director, Phoenix Equity Planning Corporation (1995-present). Senior
                                                  Vice President, Securities Investments, Phoenix Home Life Mutual
                                                  Insurance Company (1993-1995).

James D. Wehr (41)              Senior Vice       Senior Vice President (1998-present), Managing Director, Fixed
                                President         Income, (1996-present), Vice President (1991-1996), Phoenix
                                                  Investment Counsel, Inc. Senior Vice President (1998-present),
                                                  Managing Director, Fixed Income, (1996-1998), Vice President
                                                  (1993-1996), National Securities & Research Corporation. Senior
                                                  Vice President (1997-present), Vice President (1988-1997), Phoenix
                                                  Multi-Portfolio Fund; Senior Vice President (1997-present), Vice
                                                  President (1990-1997), Phoenix Series Fund; Senior Vice President
                                                  (1997-present), Vice President (1991-1997), The Phoenix Edge
                                                  Series Fund; Senior Vice President (1997-present), Vice President
                                                  (1993-1997), Phoenix California Tax Exempt Bonds, Inc.; Senior Vice
                                                  President (1997-present), Vice President (1996-1997), Phoenix Duff
                                                  & Phelps Institutional Mutual Funds; and Senior Vice President,
                                                  Phoenix Multi-Sector Short Term Bond Fund, Phoenix Multi-Sector
                                                  Fixed Income Fund, Phoenix Income and Growth Fund and Phoenix
                                                  Strategic Allocation Fund, Inc. (1997-present). Senior Vice President and Chief Investment Officer, Duff & Phelps Utilities Tax Free
                                                  Income Inc. (1997-present). Managing Director, Public Fixed Income,
                                                  Phoenix Home Life Insurance Company (1991-1995).

Marvin E. Flewellen (35)        Vice              Senior Vice President and Fixed Income Fund Manager, Duff &
55 East Monroe Street           President         Phelps Investment Management Co. (1994-present). Vice President,
Suite 3800                                        Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
Chicago, IL 60603

                               Positions Held                            Principal Occupations
Name, Address and Age          With the Fund                            During the Past 5 Years
---------------------          -------------                            -----------------------
William R. Moyer (54)         Vice              Senior Vice President and Chief Financial Officer, Phoenix
100 Bright Meadow Blvd.       President         Investment Partners, Ltd. (1995-present). Director (1998-present),
P.O. Box 2200                                   Senior Vice President (1990-present), Chief Financial Officer
Enfield, CT 06083-2200                          (1996-present), Finance (until 1996) and Treasurer (1994-1996 and 1998-present), Phoenix Equity Planning Corporation. Director
                                                (1998-present), Senior Vice President (1990-present), Chief
                                                Financial Officer (1996-present), Finance (until 1996) and Treasurer
                                                (1994-present), Phoenix Investment Counsel, Inc. Director
                                                (1998-present), Senior Vice President (1994-present), Chief
                                                Financial Officer (1996-present), Finance (until 1996) and Treasurer
                                                (1994-present), National Securities & Research Corporation. Vice
                                                President, Phoenix Funds (1990-present), Phoenix Duff & Phelps
                                                Institutional Mutual Funds (1996-present) and Phoenix-Aberdeen
                                                Series Fund (1996-present). Senior Vice President and Chief
                                                Financial Officer, Phoenix Duff & Phelps Investment Management Co.
                                                (1996-present). Senior Vice President and Chief Financial Officer
                                                (1993-1995) and Treasurer (1994-1995), W.S. Griffith & Co., Inc.
                                                and Townsend Financial Advisors, Inc. Senior Vice President,
                                                Finance, Phoenix Securities Group, Inc. (1993-1995). Vice President,
                                                Investment Products Finance, Phoenix Home Life Mutual Insurance
                                                Company (1990-1995).

Diane L. Mustain (39)         Vice              Executive Vice President (1996-present), Senior Vice President
                              President         (1995-1996), Duff & Phelps Investment Management Co. Vice
                                                President, Phoenix Duff & Phelps Institutional Mutual Funds
                                                (1998-present), Phoenix Equity Series Funds (1997-present), and
                                                Duff & Phelps Investment Management Company (1993-1995).

Leonard J. Saltiel (45)       Vice              Managing Director, Operations and Service (1996-present), Senior
                              President         Vice President (1994-1996), Phoenix Equity Planning Corporation.
                                                Vice President, Phoenix Funds (1994-present), Phoenix-Aberdeen
                                                Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                (1996-present). Vice President, National Securities & Research
                                                Corporation (1994-1996). Vice President, Investment Operations,
                                                Phoenix Home Life Mutual Insurance Company (1994-1995). Various
                                                positions with Home Life Insurance Company and Phoenix Home Life
                                                Mutual Insurance Company (1987-1994).

Christopher J. Saner (38)     Vice              Managing Director, Fixed Income, Phoenix Investment Counsel, Inc.
                              President         (1997-present). Vice President, Phoenix Duff & Phelps Institutional
                                                Mutual Funds (1998-present) and Phoenix Series Fund
                                                (1998-present). Director, Corporate Portfolio Management, Phoenix
                                                Home Life Mutual Insurance Company (1992-1997).

Michael Schatt (51)           Vice              Senior Vice President, Duff & Phelps Investment Management Co.
                              President         (1997-present). Vice President, Phoenix Duff & Phelps Institutional
                                                Mutual Funds, Phoenix Multi-Portfolio Fund, The Phoenix Edge
                                                Series Fund and Duff & Phelps Utilities Income Inc. (1997-present).
                                                Managing Director, Phoenix Investment Partners, Ltd. (1994-present).
                                                Senior Vice President, Phoenix Realty Securities, Inc. (1997-present).

Andrew Szabo (34)             Vice              Managing Director, Fixed Income, Phoenix Investment Counsel, Inc.
                              President         (1997-present). Vice President, Phoenix Series Fund (1998-present)
                                                and Phoenix Duff & Phelps Institutional Mutual Funds (1998-present).

                            Positions Held                            Principal Occupations
Name, Address and Age       With the Fund                            During the Past 5 Years
---------------------       -------------                            -----------------------
Pierre G. Trinque (43)     Vice              Vice President, Phoenix Strategic Allocation Fund, Inc.
                           President         (1998-present), The Phoenix Edge Series Fund (1997-present),
                                             Phoenix Multi-Portfolio Fund (1998-present), Phoenix Series Fund
                                             (1997-present), Phoenix Duff & Phelps Institutional Mutual Funds
                                             (1997-present), Phoenix Worldwide Opportunities Fund
                                             (1998-present), and Phoenix Strategic Equity Series Fund
                                             (1998-present), Managing Director, Large Cap Growth Team
                                             (1998-present), Managing Director, Equities (1997-1998), Sr.
                                             Research Analyst, Equities (1996), and Managing Director, Equity
                                             Research (1996-1997), Phoenix Investment Counsel, Inc.

Nancy G. Curtiss (46)      Treasurer         Vice President, Fund Accounting (1994-present) and Treasurer
                                             (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                             Phoenix Funds (1994-present), Phoenix Duff & Phelps Institutional
                                             Mutual Funds (1996-present) and Phoenix-Aberdeen Series Fund
                                             (1996-present), Second Vice President and Treasurer, Fund
                                             Accounting, Phoenix Home Life Mutual Insurance Company
                                             (1994-1995), Various positions with Phoenix Home Life Insurance
                                             Company (1987-1994).

G. Jeffrey Bohne (51)      Secretary         Vice President, Mutual Fund Customer Service (1996-present), Vice
101 Munson Street                            President, Transfer Agent Operations (1993-1996), Phoenix Equity
Greenfield, MA 01301                         Planning Corporation. Secretary/Clerk, Phoenix Funds (1993-present),
                                             Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
                                             Mutual Funds (1996-present). Vice President and General Manager,
                                             Phoenix Home Life Mutual Insurance Co. (1993-present). Clerk, Phoenix
                                             Investment Counsel, (1995-present).

-----------

     *Trustees identified with an asterisk are considered to be interested persons of the Fund (within the meaning of the Investment Company Act of 1940, as amended) because of their affiliation with Phoenix Investment Counsel, Inc., Duff & Phelps Investment Management Co., Inc. or Phoenix Equity Planning Corporation.

     For services rendered to the Fund during the period ended December 31, 1998, the Trustees received an aggregate of $76,750 from the Fund as Trustees' fees. Each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $3,000 and $500 per meeting. Each Trustee who serves on a Committee receives a fee of $250 for each meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Officers and employees of the Adviser who are interested persons are compensated for their services by the Adviser and receive no compensation from the Fund.

For the Fund's last fiscal year, the Trustees received the following compensation:

                              COMPENSATION TABLE
                                                                                             Total
                                                                                          Compensation
                                                 Pension or                              From Fund and
                             Aggregate      Retirement Benefits        Estimated          Fund Complex
                           Compensation       Accrued as Part       Annual Benefits        (16 Funds)
          Name               From Fund        of Fund Expenses      Upon Retirement     Paid to Trustees
-----------------------   --------------   ---------------------   -----------------   -----------------
Robert Chesek                 $5,000*             None                  None                $ 60,000
E. Virgil Conway+             $6,500              None                  None                $115,500
William W. Crawford           $5,000*             None                  None                $  5,000
Harry Dalzell-Payne+          $5,750              None                  None                $107,250
William N. Georgeson          $5,000              None                  None                $  5,000
Francis E. Jeffries           $5,000*             None                  None                $106,500
Leroy Keith, Jr               $5,000              None                  None                $ 62,500
Philip R. McLoughlin+         $    0              None                  None                $      0
Eileen A. Moran               $5,000              None                  None                $  5,000
Everett L. Morris+            $6,500              None                  None                $113,000
James M. Oates+               $5,750              None                  None                $ 68,750

                                                                                             Total
                                                                                          Compensation
                                                 Pension or                              From Fund and
                             Aggregate      Retirement Benefits        Estimated          Fund Complex
                           Compensation       Accrued as Part       Annual Benefits        (16 Funds)
          Name               From Fund        of Fund Expenses     Upon Retirement     Paid to Trustees
-----------------------   --------------   ---------------------   -----------------   -----------------
Richard A. Pavia              $5,750*             None                  None                $ 5,750
Calvin J. Pedersen            $    0              None                  None                $     0
Herbert Roth, Jr+             $5,750              None                  None                $81,250
Richard E. Segerson           $5,750              None                  None                $70,750
Lowell P. Weicker, Jr         $5,000              None                  None                $70,000

-----------

     *This compensation (and the earnings thereon) was deferred pursuant to the Directors' Deferred Compensation Plan. At December 31, 1998, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Chesek, Crawford, Jeffries, Morris, Pavia and Roth was $29,279, $11,264, $175,029, $151,807, $11,650, and $147,653, respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

     +Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.


On April 6, 1999, the trustees and officers as a group owned less than 1% of the then outstanding shares of the Fund.


Principal Shareholders


     The following table sets forth information as of April 6, 1999 with respect to each person who owns of record or is known by the Fund to own of record or beneficially own 5% or more of any class of the Fund's equity securities.

              Name of Shareholder                   Class      Number of Shares     Percent of Class
-----------------------------------------------   ---------   ------------------   -----------------
Institutional Managed Bond
Charles Quimby                                    Class X         340,137.6430            10.78%
Eric K. Whinston TTEEs
Re-Solve Site Tr. Fund
c/o Mintz Levin Cohn Ferris Glovsky & Popeo PC
ATTN: Michael P. Last
One Financial Ctr.
Boston, MA 02111-2621

John F. McLellan TTEE                             Class X         317,258.8830            10.05%
Plymouth County Contributory
Retirement System
11 S. Russell St.
Plymouth, MA 02360-3909

Henry Katz                                        Class X         270,571.8760             8.57%
Chairman Investment Committee
Childrens Fund of Connecticut Inc.
20 Meadow Crossing
Simsbury, CT 06070-1007

Sharon P. Saganey TTEE                            Class X         244,161.7790             7.74%
Painters & Allied Trades District
Council No. 35 Health Fund
Defined Benefit Plan
25 Colgate Rd. Ste. 204
Roslindale, MA 02131-1123

         Name of Shareholder             Class     Number of Shares     Percent of Class
------------------------------------   ---------   ------------------   -----------------
Glenn D. Shaffer TTEE                  Class X         235,711.7280            7.74%
Plumbers Local No. 24 Pension Plan
c/o IE Shaffer & Co.
830 Bear Tavern Rd.
West Trenton, NJ 08628-1020

Phoenix Charter Oak Trust Co.          Class X         196,855.1010            6.24%
One American Row
Hartford, CT 06103-2833

First Union National Bank TTEE         Class X        169,659,1760             5.37%
FBO Plumbers Local 690
ATTN: Mutual Funds
1525 West Wt. Harris Blvd.
Charlotte, NC 28262-8522

Plumbers Local No. 24                  Class X         165,443.0930            5.24%
Surety Fund
ATTN: Glen D. Schaffer (Admin.)
830 Bear Tavern Rd., CNO1028
West Trenton, NJ 08628-1020

N. Charles Thomas TTEE                 Class Y         106,222.5890           48.35%
Christian Methodist Episcopal
Church Ret. Plan & Trust DTD 1/1/70
P.O. Box 74
Memphis, TN 38101-0074

KCB Services & Company                 Class Y          67,452.3150           30.70%
FBO St. Joseph Hospital
Employees Pension Plan
c/o Quads Trust Company
P.O. Box 4310
Frederick, MD 21705-4310

L. Thomas Scranton TTEE                Class Y          13,995.8860            6.37%
Scranton Motors Inc. PSP
Talcottville Rd., Rt. 83
P.O. Box 777
Vernon, CT 06066-0777

Lorena Greenwood TTEE                  Class Y          12,488.3150            5.68%
Bonner County Defined
Benefit Pension Plan
215 S. First Ave.
Bonner County Courthouse
Sandpoint, ID 83864-1305

Russell Reed                           Class X         230,672.2940           20.07%
Anthony Cardillo
Joseph Biggs TTEFS
Local 363 Pension Fund
811 W. Merrick Rd.
Valley Stream, NY 11580-4842

Howard Miller Clock Co. TTEE           Class X         223,016.7240           19.40%
Howard Miller/Herman
Defined Benefit Pension Plan
860 E. Main Ave.
Zeeland, MI 49464-1300

               Name of Shareholder                    Class     Number of Shares     Percent of Class
-------------------------------------------------   ---------   ------------------   -----------------
KCB Services & Company                              Class X         108,574.3860            9.44%
FBO Elizabeth Carbide Die Co. Inc.
c/o Quads Trust Company
P.O. Box 4310
Frederick, MD 21705-4310

Joseph L. Romain                                    Class X          65,935.8680            5.74%
Nancy G. Atkinson TTEE
Romain Management Investment &
Insurance Inc. Target Ben. Pen. Plan
18161 West 13 Mile Rd., Ste. A-2
Southfield, MI 48076-1113

Institutional Growth Stock

Carpenters Local #323 Pen. Fund
ATTN: Fringe Benefit Funds
c/o Sedore O'Sullivan Letterio & Barschi CPAs PC
62 E. Main St.
Wappingers Falls, NY 12590-2405

N. Charles Thomas TTEE                              Class Y         190,760.1610           36.36%
Christian Methodist Episcopal
Church Ret. Plan & Trust
P.O. Box 74
Memphis, TN 38101-0074

KCB Services & Company                              Class Y         139,655.6280           26.62%
FBO St. Joseph Hospital
Employees Pension Plan
c/o Quads Trust Company
P.O. Box 4310
Frederick, MD 21705-4310

Ralph A. Toran                                      Class Y          42,198.8280            8.04%
Bryan E. Carlson TTEE
Mount Ida College Retirement Plan
777 Dedham St.
Newton Centre, MA 02159-3323

David Yoder                                         Class Y          36,528.6560            6.96%
William O. Clarkin TTEEs
Apco Industries Inc. PSP
777 Michigan Ave.
Columbus, OH 43215-1177

L. Thomas Scranton TTEE                             Class Y          28,402.7620            5.41%
Scranton Motors Inc. PSP
Talcottville Rd., Rt. 83
P.O. Box 777
Vernon, CT 06066-0777

Institutional Enhanced Reserves Fund

Massachusetts Bay Transportation Authority          Class X         647,198.8650           39.67%
Authority Retirement Fund
99 Summer St., Ste. 1700
Boston, MA 02110-1200

             Name of Shareholder                 Class     Number of Shares     Percent of Class
--------------------------------------------   ---------   ------------------   -----------------
Northeast Ohio District                        Class X         369,587.4100            22.65%
Council of Carpenters
General Fund DTD 8/18/98
3615 Chester Ave.
Cleveland, OH 44114-4622

First Colonial Insurance Co.                   Class X         168,356.5120            10.32%
c/o Duff & Phelps Investment Mgm.
Marvin Flewellen
600 Ohio Savings Plz.
Cleveland, OH 44114

Jetty & Co.                                    Class Y           9,236.7240            51.48%
State Street Bank & Trust
1 Heritage Drive JPB2N
North Quincy, MA 02171-2105

Howard Schacter TTEE                           Class Y           5,628.2650            31.37%
Howard Schacter MD SC Pension
Plan & Trust
676 N. St. Clair., Ste. 1525
Chicago, IL 60611-2995

International Union of Operating Engineers     Class X          89,374.2510             5.48%
Welfare Fund of Eastern PA & Delaware
c/o Duff & Phelps Investment Mgmt.
55 E. Monroe St., #3600
Chicago, IL 60603-5802

PaineWebber for the Benefit of                 Class Y           3,007.985             16.77%
Christian Homes for Children
c/o Edward Dominguez
275 State St.
Hackensack, NJ 07601-5512

Sharon P. Saganey TTEE                         Class X         790,208.5080            35.77%
Painters & Allied Trades District
Council No. 35 Pension Fund
Defined Benefit Plan
25 Colgate Rd., Ste. 204
Roslindale, MA 02131-1123

Phoenix Real Estate Equity Securities Fund

Phoenix Charter Oak Tr. Co. TTEE               Class X         564,810.9640            25.57%
Phoenix Home Life Empl Pen Plan
One American Row
Hartford, CT 06103-2833

Phoenix Home Life                              Class X         536,825.3370            24.30%
56 Prospect St.
Hartford, CT 06103-2818

KCB Services & Company                         Class Y          64,530.8940            85.53%
FBO St. Joseph Hospital
Employees Pension Plan
c/o Quads Trust Company
P.O. Box 4310
Frederick, MD 21705-4310

        Name of Shareholder             Class     Number of Shares     Percent of Class
-----------------------------------   ---------   ------------------   -----------------
Phoenix Home Life                     Class Y          10,904.0190            14.45%
56 Prospect St.
Hartford, CT 06103-2818
Core Equity Fund

General Board Church                  Class X         346,484.6990            32.88%
of the Nazarene
c/o The Treasurers Office
Gift Annuity
6401 The Paseo
Kansas City, MO 64131-1213

Plumbers & Pipefitters UA             Class X         209,524.6060            19.88%
Local Union 152
Annuity Fund
Attn Virgil Boone
100 Richard St.
Morgantown, WV 26501-7120

Phoenix Home Life                     Class X         191,252.7470            18.15%
Attn Pam Levesque
56 Prospect St.
Hartford, CT 06103-2818

IBEW Local 654 Health & Welfare F     Class X         111,546.2810            10.58%
c/o Frank M. Vaccaro Assoc.
Attn Ronald A. Vaccaro Adm.
One Neshaminy Interplex, Ste. 303
Trevose, PA 19053

General Board Church                  Class X          98,485.3440             9.35%
of the Nazarene
c/o The Treasurers Office
Gift Annuity California
6401 The Paseo
Kansas City, MO 64131-1213

Phoenix Home Life                     Class Y          10,060.0000            99.93%
Attn Pam Levesque
56 Prospect St.
Hartford, CT 06103-2818

                             ADDITIONAL INFORMATION

Capital Stock

     The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest. The Fund currently offers shares in five different portfolios, each offering two classes. Holders of shares of each Portfolio have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to such Portfolio (provided that Class Y Shares of a Portfolio bear higher distribution fees and pay correspondingly lower dividends per share than Class X Shares of the same Portfolios). Shareholders of all funds vote on the election of Trustees. On matters affecting an individual Portfolio (such as approval of an investment advisory agreement or a change in fundamental investment policies), a separate vote of that Portfolio is required. On matters affecting an individual class (such as approval of matters relating to the Class Y distribution plan), a separate vote of that class is required. Shares of each Portfolio are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights conversion, preemptive rights or subscription rights.

     The assets received by the Fund for the issue or sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, are allocated to such Portfolio (and class if applicable) subject only to the rights of creditors, and constitute the underlying assets of such Portfolio (and class if applicable). The underlying assets of each Portfolio are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Portfolio and with a share of the general expenses of the

Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular Portfolio or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

     Unlike the stockholders of a corporation, there is a possibility that the shareholders of a Massachusetts business trust such as the Fund may be personally liable for debts or claims against the Fund. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, undertaking or obligation made or issued by the Fund shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     Prior to March 1, 1996, the Managed Bond and Growth Stock Portfolios existed as the Managed Bond Account (Separate Account P) and Growth Stock Account (Separate Account S), respectively, separate investment accounts of Phoenix Home Life, pursuant to the insurance laws of the State of New York and the laws of other states. Each separate account was maintained for the purpose of investing amounts allocated thereto by Phoenix Home Life under certain group annuity contracts issued by Phoenix Home Life in connection with pension or profit-sharing plans which meet the requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended. The separate accounts were not investment companies pursuant to the 1940 Act.

     On October 16, 1995, the Board of Directors of Phoenix Home Life approved the conversion of each such separate account into a corresponding of the Portfolio. As of March 1, 1996, the net assets of each separate account were transferred into the corresponding Portfolio of the Fund in exchange for shares of that Portfolio which were credited to each contractholder in accordance with the value of that contractholder's separate account units as of the close of business on such date. Each separate account was then terminated.

     On June 3, 1996 Phoenix Duff & Phelps Institutional Enhanced Reserves Portfolio, a portfolio of Phoenix Duff & Phelps Institutional Mutual Funds entered into an Agreement and Plan of Reorganization with Duff & Phelps Enhanced Reserves Fund, a series of Duff & Phelps Mutual Funds. The Board of Trustees of the Phoenix Duff & Phelps Institutional Mutual Funds determined that the Reorganization to combine the assets of the Enhanced Reserves Portfolio with those of the Enhanced Reserves Fund would achieve greater operating economies and increased portfolio diversification. At a Special Meeting of Shareholders of Duff & Phelps Enhanced Reserves Fund held July 19, 1996, the holders of shares of beneficial interest approved the Agreement and Plan of Reorganization pursuant to which the Duff & Phelps Enhanced Reserves Fund transferred all of its net assets to the Phoenix Duff & Phelps Institutional Enhanced Reserves Portfolio in exchange for corresponding shares of beneficial interest of the Phoenix Duff & Phelps International Enhanced Reserves Portfolio, which shares were then distributed to shareholders of the Duff & Phelps Enhanced Reserves Fund.


Financial Statements


     The Financial Statements for the period ended December 31, 1998 appearing in the Fund's 1998 Annual Report to Shareholders, are incorporated herein by reference.


Independent Accountants


     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, has been selected as the independent accountants for the Fund. PricewaterhouseCoopers LLP audits the Fund's annual financial statements and expresses an opinion thereon.


Report to Shareholders


     The fiscal year of the Fund ends on December 31. The Fund will send to its shareholders at least semiannually reports showing the securities of the Fund's funds and other information.


Custodians and Transfer Agent


     State Street Bank and Trust Company ("State Street"), serves as custodian of the Core Equity, Enhanced Reserves and Real Estate Equity Securities Portfolios' assets and is located at 1 Heritage Drive, P2N, North Quincy, MA 02171. Chase Manhattan Bank, N.A., 1 Chase Manhattan Plaza, Floor 3B, New York, NY 10081, serves as custodian for the assets of the Managed Bond and Growth Stock Portfolios. Equity Planning acts as Transfer Agent for the Fund (the "Transfer Agent").

                                    APPENDIX

Moody's Investors Service, Inc., Corporate Bond Ratings

     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they Comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard and Poor's Corporation's Corporate
Bond Ratings

     AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Fitch Investor Services, Inc.

     AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

     A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C--Bonds are in imminent default in payment of interest or principal.

     DDD, DD, and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

     Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs however, are not used in the "DDD", "DD", or "D" categories.


     Duff & Phelps Credit Rating Co. Rating Scale--Duff & Phelps (not affiliated with the Fund or DPIM) offers ratings for short-term and long-term debt, preferred stock, structured financings, and insurer's claims paying ability. D&P ratings are specific to credit quality, i.e., the likelihood of timely payment for principal, interest, and in the case of a preferred stock rating, preferred stock dividends. The insurance company claims paying ability ratings reflect an insurer's ability to meet its claims obligations.


Long-Term Ratings

AAA               Highest Quality
AA+, AA, AA-      High Quality
A+, A, A-         Good Quality
BBB+, BBB, BBB-   Satisfactory Quality
                   (investment grade)
BB+, B, B-        Non-Investment Grade
B+, B, B-         Non-Investment Grade
CCC               Speculative

                        INVESTMENTS AT DECEMBER 31, 1998

                                                      SHARES         VALUE
                                                     ---------   -------------

COMMON STOCKS--99.4%

BANKS (MAJOR REGIONAL)--2.2%
Fleet Financial Group, Inc..............                 5,350   $     239,078
BANKS (MONEY CENTER)--1.4%
BankAmerica Corp........................                 2,600         156,325

BEVERAGES (NON-ALCOHOLIC)--1.4%
PepsiCo, Inc............................                 3,775         154,539
BUILDING MATERIALS--3.0%
Masco Corp..............................                11,250         323,437

COMMUNICATIONS EQUIPMENT--3.2%
Lucent Technologies, Inc................                 3,150         346,500

COMPUTERS (HARDWARE)--9.7%
Compaq Computer Corp....................                 9,700         406,794
International Business Machines Corp....                 1,675         309,456
Sun Microsystems, Inc.(b)...............                 4,000         342,500
                                                                 -------------
                                                                     1,058,750
                                                                 -------------

COMPUTERS (NETWORKING)--3.7%
Cisco Systems, Inc.(b)..................                 4,337         402,528

ELECTRIC COMPANIES--1.1%
Duke Energy Corp........................                 1,925         123,320

ELECTRICAL EQUIPMENT--6.1%
Emerson Electric Co.....................                 4,700         294,044
General Electric Co.....................                 3,575         364,873
                                                                 -------------
                                                                       658,917
                                                                 -------------

                                                      SHARES         VALUE
                                                     ---------   -------------

FINANCIAL (DIVERSIFIED)--4.1%
Fannie Mae..............................                 2,200   $     162,800
MGIC Investment Corp....................                 7,200         286,650
                                                                 -------------
                                                                       449,450
                                                                 -------------

FOODS--1.5%
Sara Lee Corp...........................                 5,800         163,487

HEALTH CARE (DIVERSIFIED)--3.7%
American Home Products Corp.............                 7,150         402,634

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--6.9%
Lilly (Eli) & Co........................                 4,775         424,378
Schering-Plough Corp....................                 5,850         323,213
                                                                 -------------
                                                                       747,591
                                                                 -------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--4.1%
Medtronic, Inc..........................                 6,075         451,069

INSURANCE (MULTI-LINE)--1.9%
Hartford Financial Services Group, Inc.
(The)...................................                 3,675         201,666

INSURANCE (PROPERTY-CASUALTY)--2.0%
Allstate Corp. (The)....................                 5,575         215,334

INSURANCE BROKERS--2.3%
Marsh & McLennan Companies, Inc.........                 4,250         248,359

OFFICE EQUIPMENT & SUPPLIES--2.8%
Pitney Bowes, Inc.......................                 4,600         303,888

OIL & GAS (DRILLING & EQUIPMENT)--1.1%
Halliburton Co..........................                 3,975         117,759

4                      See Notes to Financial Statements

Core Equity Portfolio

                                                      SHARES         VALUE
                                                     ---------   -------------
OIL (INTERNATIONAL INTEGRATED)--3.2%
Conoco, Inc. Class A(b).................                 3,600   $      75,150
Mobil Corp..............................                 3,150         274,444
                                                                 -------------
                                                                       349,594
                                                                 -------------
PERSONAL CARE--2.7%
Avon Products, Inc......................                 4,350         192,488
Gillette Co.............................                 2,200         106,288
                                                                 -------------
                                                                       298,776
                                                                 -------------
RESTAURANTS--3.5%
McDonald's Corp.........................                 4,925         377,378

RETAIL (BUILDING SUPPLIES)--2.7%
Home Depot, Inc. (The)..................                 4,850         296,759
RETAIL (DRUG STORES)--2.5%
CVS Corp................................                 4,850         266,750

RETAIL (FOOD CHAINS)--3.5%
Albertson's, Inc........................                 5,975         380,533
RETAIL (GENERAL MERCHANDISE)--3.6%
Dayton Hudson Corp......................                 7,125         386,531
SAVINGS & LOAN COMPANIES--2.6%
Washington Mutual, Inc..................                 7,325         279,723

SERVICES (COMMERCIAL & CONSUMER)--2.4%
Service Corp. International.............                 6,925         263,583
SERVICES (DATA PROCESSING)--1.8%
First Data Corp.........................                 6,075         192,502

TELECOMMUNICATIONS (LONG DISTANCE)--4.6%
MCI WorldCom, Inc.(b)...................                 6,950         498,663

                                                      SHARES         VALUE
                                                     ---------   -------------

TELEPHONE--4.1%
Ameritech Corp..........................                 2,100   $     133,088
Bell Atlantic Corp......................                 2,400         136,350
GTE Corp................................                 2,700         182,081
                                                                 -------------
                                                                       451,519
                                                                 -------------
- ------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $9,416,873)                                        10,806,942
- ------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--99.4%
(IDENTIFIED COST $9,416,873)                                        10,806,942
- ------------------------------------------------------------------------------

                                                        PAR
                                                       VALUE
                                                       (000)
                                                     ---------

SHORT-TERM OBLIGATIONS--0.6%

MONEY MARKET MUTUAL FUNDS--0.6%
State Street Global Advisors Seven Seas
Money Market Fund (6.625% seven day
effective yield)........................             $      68          68,143
- ------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $68,143)                                               68,143
- ------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.0%
(IDENTIFIED COST $9,485,016)                                        10,875,085(a)
Cash and receivables, less liabilities--(0.0%)                          (1,580)
                                                                 -------------
NET ASSETS--100.0%                                               $  10,873,505
                                                                 -------------
                                                                 -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,673,666 and gross depreciation of $359,873 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purpose was $9,561,292.
(b)  Non-income producing.

                       See Notes to Financial Statements                       5

Core Equity Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS
Investment securities at value
  (Identified cost $9,485,016)                                $ 10,875,085
Receivables
  Dividends and interest                                             7,658
  Receivable from adviser                                           52,220
Prepaid expenses                                                    15,970
                                                              ------------
    Total assets                                                10,950,933
                                                              ------------
LIABILITIES
Payables
  Transfer agent fee                                                 6,135
  Financial agent fee                                                2,315
  Trustees' fee                                                      1,500
Accrued expenses                                                    67,478
                                                              ------------
    Total liabilities                                               77,428
                                                              ------------
NET ASSETS                                                    $ 10,873,505
                                                              ------------
                                                              ------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $ 10,207,366
Undistributed net investment income                                     40
Accumulated net realized loss                                     (723,970)
Net unrealized appreciation                                      1,390,069
                                                              ------------
NET ASSETS                                                    $ 10,873,505
                                                              ------------
                                                              ------------
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $10,770,692)               1,053,242
Net asset value and offering price per share                        $10.23

CLASS Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $102,813)                     10,067
Net asset value and offering price per share                        $10.21

                            STATEMENT OF OPERATIONS
               FROM INCEPTION APRIL 14, 1998 TO DECEMBER 31, 1998

INVESTMENT INCOME
Dividends                                                     $  49,684
Interest                                                          6,156
                                                              ---------
    Total investment income                                      55,840
                                                              ---------
EXPENSES
Investment advisory fee                                          22,841
Distribution fee, Class Y                                           170
Financial agent fee                                              25,911
Registration                                                     72,814
Transfer agent                                                   27,426
Professional                                                     20,645
Printing                                                         16,315
Trustees                                                         10,044
Custodian                                                         7,308
Miscellaneous                                                     4,368
                                                              ---------
    Total expenses                                              207,842
    Less expenses borne by investment adviser                  (177,755)
                                                              ---------
    Net expenses                                                 30,087
                                                              ---------
NET INVESTMENT INCOME                                            25,753
                                                              ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                (723,970)
Net change in unrealized appreciation (depreciation) on
  investments                                                 1,390,069
                                                              ---------
NET GAIN ON INVESTMENTS                                         666,099
                                                              ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ 691,852
                                                              ---------
                                                              ---------

6                      See Notes to Financial Statements

Core Equity Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                          From Inception
                                            4/14/98 to
                                             12/31/98
                                          ---------------
FROM OPERATIONS
  Net investment income (loss)              $      25,753
  Net realized gain (loss)                       (723,970)
  Net change in unrealized appreciation
    (depreciation)                              1,390,069
                                          ---------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                               691,852
                                          ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class X                  (25,531)
  Net investment income, Class Y                     (222)
  In excess of net investment income,
    Class X                                       (43,528)
  In excess of net investment income,
    Class Y                                          (378)
                                          ---------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                 (69,659)
                                          ---------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares
    (1,046,343 shares)                         10,081,583
  Net asset value of shares issued from
    reinvestment of distributions (6,899
    shares)                                        69,058
                                          ---------------
Total                                          10,150,641
                                          ---------------
CLASS Y
  Proceeds from sales of shares (10,007
    shares)                                       100,071
  Net asset value of shares issued from
    reinvestment of distributions (60
    shares)                                           600
                                          ---------------
Total                                             100,671
                                          ---------------
  INCREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                               10,251,312
                                          ---------------
  NET INCREASE IN NET ASSETS                   10,873,505
NET ASSETS
  Beginning of period                                   0
                                          ---------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME OF $40)           $  10,873,505
                                          ---------------
                                          ---------------

                       See Notes to Financial Statements                       7

Core Equity Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                            CLASS X          CLASS Y
                                           ----------       ----------
                                              FROM             FROM
                                           INCEPTION        INCEPTION
                                           4/14/98 TO       4/14/98 TO
                                            12/31/98         12/31/98
Net asset value, beginning of period       $    10.00       $    10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                   0.04(1)(5)       0.02(2)(5)
  Net realized and unrealized gain
    (loss)                                       0.26             0.25
                                                -----            -----
      TOTAL FROM INVESTMENT OPERATIONS           0.30             0.27
                                                -----            -----
LESS DISTRIBUTIONS
  Dividends from net investment income          (0.03)           (0.02)
  Dividends from net realized gains                --               --
  In excess of net investment income            (0.04)           (0.04)
                                                -----            -----
      TOTAL DISTRIBUTIONS                       (0.07)           (0.06)
                                                -----            -----
Change in net asset value                        0.23             0.21
                                                -----            -----
NET ASSET VALUE, END OF PERIOD             $    10.23       $    10.21
                                                -----            -----
                                                -----            -----
Total return                                     2.97%(4)         2.71%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $10,771             $103

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                             0.65%(3)         0.90%(3)
  Net investment income                          0.56%(3)         0.37%(3)
Portfolio turnover                                 52%(4)           52%(4)

(1) Includes reimbursement of operating expenses by investment adviser of $0.26.
(2) Includes reimbursement of operating expenses by investment adviser of $0.26.
(3)  Annualized.
(4)  Not annualized.
(5)  Computed using average shares outstanding.

8                      See Notes to Financial Statements

                        INVESTMENTS AT DECEMBER 31, 1998

                                                      SHARES       VALUE
                                                     --------   ------------
COMMON STOCKS--98.0%

BANKS (MAJOR REGIONAL)--3.4%
Bank One Corp...........................               11,672   $    596,001
Mellon Bank Corp........................                4,900        336,875
U.S. Bancorp............................                9,400        333,700
Wells Fargo & Co........................               25,600      1,022,400
                                                                ------------
                                                                   2,288,976
                                                                ------------

BANKS (MONEY CENTER)--1.3%
BankAmerica Corp........................               14,402        865,920

BEVERAGES (ALCOHOLIC)--1.0%
Anheuser-Busch Companies, Inc...........               10,400        682,500
BEVERAGES (NON-ALCOHOLIC)--1.5%
PepsiCo, Inc............................               25,100      1,027,531

BROADCASTING (TELEVISION, RADIO & CABLE)--5.0%
CBS Corp................................               10,500        343,875
Chancellor Media Corp.(b)...............                8,600        411,725
Clear Channel Communications, Inc.(b)...                6,700        365,150
Fox Entertainment Group, Inc. Class
A(b)....................................                8,400        211,575
Liberty Media Group Class A(b)..........               18,150        836,034
Tele-Communications, Inc. Class A(b)....               21,500      1,189,219
                                                                ------------
                                                                   3,357,578
                                                                ------------

COMMUNICATIONS EQUIPMENT--0.8%
Tellabs, Inc.(b)........................                7,800        534,787

                                                      SHARES       VALUE
                                                     --------   ------------

COMPUTERS (HARDWARE)--3.6%
International Business Machines Corp....               13,000   $  2,401,750

COMPUTERS (NETWORKING)--1.6%
Cisco Systems, Inc.(b)..................               11,475      1,065,023

COMPUTERS (PERIPHERALS)--1.6%
EMC Corp.(b)............................               12,800      1,088,000

COMPUTERS (SOFTWARE & SERVICES)--11.5%
America Online, Inc.(b).................                4,300        688,000
BMC Software, Inc.(b)...................               22,900      1,020,481
Compuware Corp.(b)......................               21,200      1,656,250
Edwards (J.D.) & Co.(b).................                6,500        184,437
HBO & Co................................               38,700      1,110,206
Microsoft Corp.(b)......................               15,800      2,191,262
Oracle Corp.(b).........................               14,400        621,000
Sterling Commerce, Inc.(b)..............                7,100        319,500
                                                                ------------
                                                                   7,791,136
                                                                ------------

CONSUMER FINANCE--1.3%
Capital One Financial Corp..............                7,500        862,500

DISTRIBUTORS (FOOD & HEALTH)--1.4%
Cardinal Health, Inc....................               12,800        971,200

ELECTRICAL EQUIPMENT--2.7%
General Electric Co.....................               17,700      1,806,506

ELECTRONICS (SEMICONDUCTORS)--4.7%
Intel Corp..............................               23,000      2,726,937

                       See Notes to Financial Statements                      11

Growth Stock Portfolio

                                                      SHARES       VALUE
                                                     --------   ------------
ELECTRONICS (SEMICONDUCTORS)--CONTINUED
Micron Technology, Inc..................                9,200   $    465,175
                                                                ------------
                                                                   3,192,112
                                                                ------------

FINANCIAL (DIVERSIFIED)--4.8%
Citigroup, Inc..........................               19,050        942,975
Freddie Mac.............................               23,000      1,482,062
Morgan Stanley Dean Witter & Co.........               11,200        795,200
                                                                ------------
                                                                   3,220,237
                                                                ------------
HEALTH CARE (DIVERSIFIED)--5.8%
Bristol-Myers Squibb Co.................               14,000      1,873,375
Mylan Laboratories, Inc.................               13,000        409,500
Warner-Lambert Co.......................               21,500      1,616,531
                                                                ------------
                                                                   3,899,406
                                                                ------------
HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS)--6.6%
Pfizer, Inc.............................               17,200      2,157,525
Schering-Plough Corp....................               27,000      1,491,750
Watson Pharmaceuticals, Inc.(b).........               12,900        811,087
                                                                ------------
                                                                   4,460,362
                                                                ------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--3.8%
Baxter International, Inc...............               12,900        829,631
Becton, Dickinson and Co................                6,900        294,544
Genzyme Corp.(b)........................                6,900        343,275
Medtronic, Inc..........................               15,000      1,113,750
                                                                ------------
                                                                   2,581,200
                                                                ------------

HOUSEHOLD PRODUCTS (NON-DURABLES)--2.2%
Clorox Co. (The)........................                2,300        268,669
Colgate-Palmolive Co....................                3,600        334,350
Procter & Gamble Co. (The)..............               10,000        913,125
                                                                ------------
                                                                   1,516,144
                                                                ------------

INSURANCE (LIFE/HEALTH)--0.5%
UNUM Corp...............................                6,100        356,087

INSURANCE (MULTI-LINE)--1.8%
American International Group, Inc.......                8,700        840,638
ReliaStar Financial Corp................                8,800        405,900
                                                                ------------
                                                                   1,246,538
                                                                ------------

                                                      SHARES       VALUE
                                                     --------   ------------

LODGING-HOTELS--0.5%
Carnival Corp...........................                7,400   $    355,200

MANUFACTURING (DIVERSIFIED)--2.0%
Tyco International Ltd..................               17,600      1,327,700

OIL & GAS (DRILLING & EQUIPMENT)--1.0%
Halliburton Co..........................                9,000        266,625
Schlumberger Ltd........................                5,600        258,300
Transocean Offshore, Inc................                4,600        123,338
                                                                ------------
                                                                     648,263
                                                                ------------

OIL (DOMESTIC INTEGRATED)--1.8%
USX-Marathon Group......................               40,800      1,229,100

OIL (INTERNATIONAL INTEGRATED)--2.6%
Amoco Corp..............................               25,500      1,539,563
Conoco, Inc. Class A(b).................               12,100        252,588
                                                                ------------
                                                                   1,792,151
                                                                ------------

RETAIL (BUILDING SUPPLIES)--1.8%
Home Depot, Inc. (The)..................               19,800      1,211,513

RETAIL (COMPUTERS & ELECTRONICS)--0.4%
Tandy Corp..............................                6,100        251,244

RETAIL (DRUG STORES)--3.9%
CVS Corp................................               24,100      1,325,500
Rite Aid Corp...........................               26,200      1,298,538
                                                                ------------
                                                                   2,624,038
                                                                ------------

RETAIL (FOOD CHAINS)--4.3%
Meyer (Fred), Inc.(b)...................               19,790      1,192,348
Safeway, Inc.(b)........................               27,900      1,700,156
                                                                ------------
                                                                   2,892,504
                                                                ------------

RETAIL (GENERAL MERCHANDISE)--0.8%
Wal-Mart Stores, Inc....................                6,500        529,344

RETAIL (SPECIALTY)--1.7%
Borders Group, Inc.(b)..................               13,800        344,138
Staples, Inc.(b)........................               18,900        825,694
                                                                ------------
                                                                   1,169,832
                                                                ------------

SERVICES (COMMERCIAL & CONSUMER)--0.5%
ServiceMaster Co. (The).................               16,300        359,619

12                     See Notes to Financial Statements

Growth Stock Portfolio

                                                      SHARES       VALUE
                                                     --------   ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--3.2%
AirTouch Communications, Inc.(b)........               30,200   $  2,178,175

TELECOMMUNICATIONS (LONG DISTANCE)--3.2%
AT&T Corp...............................               13,200        993,300
MCI WorldCom, Inc.(b)...................               16,158      1,159,337
                                                                ------------
                                                                   2,152,637
                                                                ------------

TELEPHONE--1.8%
BellSouth Corp..........................               15,600        778,050
SBC Communications, Inc.................                8,600        461,175
                                                                ------------
                                                                   1,239,225
                                                                ------------

WASTE MANAGEMENT--1.6%
Waste Management, Inc...................               23,900      1,114,338
- ----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $50,075,595)                                     66,290,376
- ----------------------------------------------------------------------------
FOREIGN COMMON STOCKS--0.8%

HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS)--0.8%
Elan Corp. PLC Sponsored ADR
(Ireland)(b)............................                7,500        521,719
- ----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $380,350)                                           521,719
- ----------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--98.8%
(IDENTIFIED COST $50,455,945)                                     66,812,095
- ----------------------------------------------------------------------------

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)         VALUE
                                          ------------   --------   -------------
SHORT-TERM OBLIGATIONS--1.6%

COMMERCIAL PAPER--1.6%
Vermont American Corp. 4.95%, 1/4/99....      A-1+       $  1,110   $   1,109,542
- ---------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $1,109,542)                                            1,109,542
- ---------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.4%
(IDENTIFIED COST $51,565,487)                                          67,921,637(a)
Cash and receivables, less liabilities--(0.4%)                           (245,199)
                                                                    -------------
NET ASSETS--100.0%                                                  $  67,676,438
                                                                    -------------
                                                                    -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $16,790,990 and gross depreciation of $709,376 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $51,840,023.
(b)  Non-income producing.

                       See Notes to Financial Statements                      13

Growth Stock Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS
Investment securities at value
  (Identified cost $51,565,487)                               $   67,921,637
Cash                                                                   2,510
Receivables
  Fund shares sold                                                    19,735
  Investment securities sold                                         798,852
  Dividends and interest                                              36,384
  Receivable from advisor                                              1,570
Prepaid expenses                                                       1,186
                                                              --------------
    Total assets                                                  68,781,874
                                                              --------------

LIABILITIES
Payables
  Investment securities purchased                                  1,008,534
  Transfer agent fee                                                   7,176
  Financial agent fee                                                  4,942
  Distribution fee                                                     4,352
  Trustees' fee                                                        1,472
Accrued expenses                                                      78,960
                                                              --------------
    Total liabilities                                              1,105,436
                                                              --------------
NET ASSETS                                                    $   67,676,438
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $   47,486,601
Accumulated net realized gain                                      3,833,687
Net unrealized appreciation                                       16,356,150
                                                              --------------
NET ASSETS                                                    $   67,676,438
                                                              --------------
                                                              --------------

CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $46,329,706)                 1,224,946
Net asset value and offering price per share                          $37.82

CLASS Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $21,346,732)                   564,831
Net asset value and offering price per share                          $37.79

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
Dividends                                                     $   459,315
Interest                                                           74,670
                                                              -----------
    Total investment income                                       533,985
                                                              -----------

EXPENSES
Investment advisory fee                                           383,128
Distribution fee, Class Y                                          48,137
Financial agent fee                                                68,404
Registration                                                       46,845
Transfer agent                                                     44,338
Professional                                                       32,532
Custodian                                                          20,892
Trustees                                                           13,209
Printing                                                            8,787
Miscellaneous                                                      18,319
                                                              -----------
    Total expenses                                                684,591
    Less expenses borne by investment adviser                    (188,736)
                                                              -----------
    Net expenses                                                  495,855
                                                              -----------
NET INVESTMENT INCOME                                              38,130
                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                 8,875,871
Net change in unrealized appreciation (depreciation) on
  investments                                                   8,732,664
                                                              -----------
NET GAIN ON INVESTMENTS                                        17,608,535
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $17,646,665
                                                              -----------
                                                              -----------

14                     See Notes to Financial Statements

Growth Stock Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended      Year Ended
                                            12/31/98        12/31/97
                                          -------------   ------------
FROM OPERATIONS
  Net investment income (loss)            $      38,130   $    497,966
  Net realized gain (loss)                    8,875,871     27,922,676
  Net change in unrealized appreciation
    (depreciation)                            8,732,664     (8,683,661)
                                          -------------   ------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                               17,646,665     19,736,981
                                          -------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class X                (30,177)      (454,672)
  Net investment income, Class Y                 (7,953)      (109,947)
  Net realized gains, Class X                (7,279,351)   (27,451,354)
  Net realized gains, Class Y                (3,125,369)    (8,523,137)
  In excess of net investment income,
    Class X                                          --        (20,589)
  In excess of net investment income,
    Class Y                                          --         (4,979)
                                          -------------   ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (10,442,850)   (36,564,678)
                                          -------------   ------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (447,453
    and 186,821 shares, respectively)        15,187,022      8,631,368
  Net asset value of shares issued from
    reinvestment of distributions
    (204,764 and 760,770 shares,
    respectively)                             7,309,523     27,925,887
  Cost of shares redeemed (737,633 and
    1,381,997 shares, respectively)         (25,502,110)   (61,947,854)
                                          -------------   ------------
Total                                        (3,005,565)   (25,390,599)
                                          -------------   ------------
CLASS Y
  Proceeds from sales of shares (42,715
    and 34,497 shares, respectively)          1,441,580      1,706,016
  Net asset value of shares issued from
    reinvestment of distributions
    (85,930 and 235,940 shares,
    respectively)                             3,069,279      8,638,038
  Cost of shares redeemed (84,508 and
    234,220 shares, respectively)            (3,014,143)   (11,860,743)
                                          -------------   ------------
Total                                         1,496,716     (1,516,689)
                                          -------------   ------------
  DECREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                             (1,508,849)   (26,907,288)
                                          -------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS       5,694,966    (43,734,985)
NET ASSETS
  Beginning of period                        61,981,472    105,716,457
                                          -------------   ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME OF
    $0 AND $0, RESPECTIVELY)              $  67,676,438   $ 61,981,472
                                          -------------   ------------
                                          -------------   ------------

                       See Notes to Financial Statements                      15

Growth Stock Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                  CLASS X
                                            ---------------------------------------------------
                                              YEAR ENDED DECEMBER 31,           FROM INCEPTION
                                            ----------------------------           3/1/96 TO
                                                  1998              1997           12/31/96
Net asset value, beginning of period        $    33.85        $    47.42          $     48.01
INCOME FROM INVESTMENT OPERATIONS(6)
  Net investment income (loss)                    0.05(4)(7)        0.31(4)(7)           0.34(4)
  Net realized and unrealized gain
    (loss)                                        9.88             10.60                 4.89
                                                 -----             -----                -----
      TOTAL FROM INVESTMENT OPERATIONS            9.93             10.91                 5.23
                                                 -----             -----                -----
LESS DISTRIBUTIONS
  Dividends from net investment income           (0.15)            (0.39)               (0.30)
  Dividends from net realized gains              (5.81)           (24.07)(3)            (5.52)
  In excess of net investment income                --             (0.02)                  --
                                                 -----             -----                -----
      TOTAL DISTRIBUTIONS                        (5.96)           (24.48)               (5.82)
                                                 -----             -----                -----
Change in net asset value                         3.97            (13.57)               (0.59)
                                                 -----             -----                -----
NET ASSET VALUE, END OF PERIOD              $    37.82        $    33.85          $     47.42
                                                 -----             -----                -----
                                                 -----             -----                -----
Total return                                     31.20%            25.76%               10.71%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $46,330           $44,350              $82,739
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                              0.70%             0.70%                0.70%(1)
  Net investment income                           0.13%             0.64%                0.65%(1)
Portfolio turnover                                 115%              148%                  99%(2)

                                                                  CLASS Y
                                            ---------------------------------------------------
                                              YEAR ENDED DECEMBER 31,           FROM INCEPTION
                                            ----------------------------           3/1/96 TO
                                                  1998              1997           12/31/96
Net asset value, beginning of period        $    33.86        $    47.43          $     48.01
INCOME FROM INVESTMENT OPERATIONS(6)
  Net investment income (loss)                   (0.04)(5)(7)       0.18(5)(7)           0.18(5)
  Net realized and unrealized gain
    (loss)                                        9.88             10.59                 4.95
                                                 -----             -----                -----
      TOTAL FROM INVESTMENT OPERATIONS            9.84             10.77                 5.13
                                                 -----             -----                -----
LESS DISTRIBUTIONS
  Dividends from net investment income           (0.10)            (0.31)               (0.19)
  Dividends from net realized gains              (5.81)           (24.02)(3)            (5.52)
  In excess of net investment income                --             (0.01)                  --
                                                 -----             -----                -----
      TOTAL DISTRIBUTIONS                        (5.91)           (24.34)               (5.71)
                                                 -----             -----                -----
Change in net asset value                         3.93            (13.57)               (0.58)
                                                 -----             -----                -----
NET ASSET VALUE, END OF PERIOD              $    37.79        $    33.86          $     47.43
                                                 -----             -----                -----
                                                 -----             -----                -----
Total return                                     30.85%            25.46%               10.48%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $21,347           $17,631              $22,978

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                              0.95%             0.95%                0.95%(1)
  Net investment income (loss)                   (0.11)%            0.39%                0.39%(1)
Portfolio turnover                                 115%              148%                  99%(2)

(1)  Annualized.
(2)  Not annualized.
(3)  Includes amounts distributed as income and redesignated for tax purposes.
(4) Includes reimbursement of operating expenses by investment adviser of $0.11, $0.08 and $0.04, respectively.
(5) Includes reimbursement of operating expenses by investment adviser of $0.11, $0.08 and $0.04, respectively.
(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(7)  Computed using average shares outstanding.

16
                       See Notes to Financial Statements

                        INVESTMENTS AT DECEMBER 31, 1998

                                                      SHARES         VALUE
                                                     ---------   -------------

COMMON STOCKS--92.8%

REAL ESTATE INVESTMENT TRUSTS--92.5%

COMMERCIAL--37.5%
OFFICE/INDUSTRIAL--37.5%
Alexandria Real Estate Equities, Inc....                22,500   $     696,094
Boston Properties, Inc..................                34,600       1,055,300
CenterPoint Properties Corp.............                25,200         852,075
First Industrial Realty Trust, Inc......                18,500         496,031
Great Lakes REIT, Inc...................                12,000         188,250
Highwoods Properties, Inc...............                18,900         486,675
Mack-Cali Realty Corp...................                38,000       1,173,250
Reckson Associates Realty Corp..........                51,100       1,133,781
Spieker Properties, Inc.................                31,500       1,090,687
Weeks Corp..............................                16,300         459,456
                                                                 -------------
                                                                     7,631,599
                                                                 -------------

DIVERSIFIED--9.7%
Colonial Properties Trust...............                 6,300         167,737
Crescent Real Estate Equities Co........                22,900         526,700
Golf Trust of America, Inc..............                13,000         360,750
Vornado Realty Trust....................                27,600         931,500
                                                                 -------------
                                                                     1,986,687
                                                                 -------------

HEALTH CARE--5.5%
HRPT Properties Trust...................                36,500         513,281
Nationwide Health Properties, Inc.......                22,200         478,688

                                                      SHARES         VALUE
                                                     ---------   -------------
HEALTH CARE--CONTINUED
OMEGA Healthcare Investors, Inc.........                 4,200   $     126,788
                                                                 -------------
                                                                     1,118,757
                                                                 -------------

HOTELS--1.3%
Patriot American Hospitality, Inc.......                12,300          73,800
Starwood Hotels & Resorts combined
certificate.............................                 8,500         192,844
                                                                 -------------
                                                                       266,644
                                                                 -------------

RESIDENTIAL--19.6%

APARTMENTS--17.5%
Apartment Investment & Management Co....                27,200       1,011,500
Avalonbay Communities, Inc..............                13,700         469,225
Equity Residential Properties Trust.....                18,700         756,181
Essex Property Trust, Inc...............                27,200         809,200
Gables Residential Trust................                22,000         510,125
                                                                 -------------
                                                                     3,556,231
                                                                 -------------

MANUFACTURED HOMES--2.1%
Manufactured Home Communities, Inc......                 8,600         215,538
Sun Communities, Inc....................                 6,400         222,800
                                                                 -------------
                                                                       438,338
                                                                 -------------
- ------------------------------------------------------------------------------
TOTAL RESIDENTIAL                                                    3,994,569
- ------------------------------------------------------------------------------

RETAIL--18.9%

FACTORY OUTLET--2.8%
Chelsea GCA Realty, Inc.................                16,200         577,125

20                     See Notes to Financial Statements

Real Estate Equity Securities Portfolio

                                                      SHARES         VALUE
                                                     ---------   -------------
REGIONAL MALLS--8.6%
CBL & Associates Properties, Inc........                25,500   $     658,219
Macerich Co. (The)......................                25,700         658,563
Urban Shopping Centers, Inc.............                13,300         435,575
                                                                 -------------
                                                                     1,752,357
                                                                 -------------

STRIP CENTERS--7.5%
Bradley Real Estate Trust, Inc..........                14,800         303,400
Developers Diversified Realty Corp......                35,600         631,900
JDN Realty Corp.........................                 4,800         103,500
Kimco Realty Corp.......................                12,400         492,125
                                                                 -------------
                                                                     1,530,925
                                                                 -------------
- ------------------------------------------------------------------------------
TOTAL RETAIL                                                         3,860,407
- ------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(IDENTIFIED COST $20,230,343)                                       18,858,663
- ------------------------------------------------------------------------------

REAL ESTATE OPERATING COMPANIES--0.3%

COMMERCIAL--0.2%

OFFICE/INDUSTRIAL--0.2%
Reckson Services Industries, Inc.(b)....                10,080          41,580

DIVERSIFIED--0.1%
Cresent Operating, Inc.(b)..............                 2,500          11,797
Vornado Operating, Inc.(b)..............                   850           6,853
                                                                 -------------
                                                                        18,650
                                                                 -------------
- ------------------------------------------------------------------------------
TOTAL REAL ESTATE OPERATING COMPANIES
(IDENTIFIED COST $69,077)                                               60,230
- ------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $20,385,050)                                       18,918,893
- ------------------------------------------------------------------------------


                                                        PAR
                                                       VALUE
                                                       (000)         VALUE
                                                     ---------   -------------

SHORT-TERM OBLIGATIONS--7.0%

REPURCHASE AGREEMENT--7.0%
State Street Bank & Trust Co. repurchase
agreement, 4.25% dated 12/31/98 due
1/4/99, repurchase price $1,424,672
collateralized by U.S. Treasury bill
10.625%, 8/15/15, market value
$1,459,270..............................             $   1,424   $   1,424,000
- ------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $1,424,000)                                         1,424,000
- ------------------------------------------------------------------------------

TOTAL INVESTMENTS--99.8%
(IDENTIFIED COST $21,723,420)                                       20,342,893(a)
Cash and receivables, less liabilities--0.2%                            31,558
                                                                 -------------
NET ASSETS--100.0%                                               $  20,374,451
                                                                 -------------
                                                                 -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $373,884 and gross depreciation of $1,754,411 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purpose was $21,723,420.
(b)  Non-income producing.

                       See Notes to Financial Statements                      21

Real Estate Equity Securities Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS
Investment securities at value
  (Identified cost $21,723,420)                               $   20,342,893
Cash                                                                     477
Receivables
  Dividends and interest                                             136,889
Prepaid expenses                                                         395
                                                              --------------
    Total assets                                                  20,480,654
                                                              --------------
LIABILITIES
Payables
  Investment advisory fee                                              5,713
  Transfer agent fee                                                   7,176
  Trustees' fee                                                        1,500
  Financial agent fee                                                  1,204
  Distribution fee                                                       139
Accrued expenses                                                      90,471
                                                              --------------
    Total liabilities                                                106,203
                                                              --------------
NET ASSETS                                                    $   20,374,451
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid on shares of beneficial interest                 $   22,473,552
Undistributed net investment income                                   39,265
Accumulated net realized loss                                       (757,839)
Net unrealized depreciation                                       (1,380,527)
                                                              --------------
NET ASSETS                                                    $   20,374,451
                                                              --------------
                                                              --------------
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Asset $19,696,630)                  2,168,246
Net asset value and offering price per share                           $9.08
CLASS Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Asset $677,821)                        74,596
Net asset value and offering price per share                           $9.09

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
Dividends                                                     $      830,023
Interest                                                              70,707
                                                              --------------
    Total investment income                                          900,730
                                                              --------------

EXPENSES
Investment advisory fee                                               79,971
Distribution fee, Class Y                                              1,851
Financial agent fee                                                   56,515
Registration                                                          41,315
Transfer agent                                                        32,879
Printing                                                              31,329
Administration fee                                                    24,787
Professional                                                          23,728
Trustees                                                              13,001
Custodian                                                              4,648
Miscellaneous                                                          6,682
                                                              --------------
    Total expenses                                                   316,706
    Less expenses borne by investment adviser                       (168,100)
                                                              --------------
    Net expenses                                                     148,606
                                                              --------------
NET INVESTMENT INCOME                                                752,124
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                     (757,839)
Net change in unrealized appreciation (depreciation) on
  investments                                                     (3,480,613)
                                                              --------------
NET LOSS ON INVESTMENTS                                           (4,238,452)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   (3,486,328)
                                                              --------------
                                                              --------------

22                     See Notes to Financial Statements

Real Estate Equity Securities Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                                         From Inception
                                           Year Ended       5/1/97 to
                                            12/31/98        12/31/97
                                          ------------   ---------------
FROM OPERATIONS
  Net investment income (loss)            $    752,124     $     362,738
  Net realized gain (loss)                    (757,839)           46,037
  Net change in unrealized
    appreciation/(depreciation)             (3,480,613)        2,100,086
                                          ------------   ---------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               (3,486,328)        2,508,861
                                          ------------   ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class X              (752,862)         (356,617)
  Net investment income, Class Y               (30,663)           (3,409)
  In excess of net investment income,
    Class X                                         --           (40,923)
  In excess of net investment income,
    Class Y                                         --              (407)
                                          ------------   ---------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS             (783,525)         (401,356)
                                          ------------   ---------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (770,681
    and 1,285,529 shares, respectively)      7,215,000        13,305,591
  Net asset value of shares issued from
    reinvestment of distributions
    (77,570 and 34,466 shares,
    respectively)                              752,854           397,538
                                          ------------   ---------------
Total                                        7,967,854        13,703,129
                                          ------------   ---------------
CLASS Y
  Proceeds from sales of shares (0 and
    71,152 shares, respectively)                    --           831,346
  Net asset value of shares issued from
    reinvestment of distributions
    (3,113 and 331 shares, respectively)        30,655             3,815
                                          ------------   ---------------
Total                                           30,655           835,161
                                          ------------   ---------------
  INCREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                             7,998,509        14,538,290
                                          ------------   ---------------
  NET INCREASE IN NET ASSETS                 3,728,656        16,645,795
NET ASSETS
    Beginning of period                     16,645,795                 0
                                          ------------   ---------------
    END OF PERIOD (INCLUDING
     UNDISTRIBUTED NET INVESTMENT INCOME
     OF
      $34,558 AND $44,752, RESPECTIVELY)  $ 20,374,451     $  16,645,795
                                          ------------   ---------------
                                          ------------   ---------------

                       See Notes to Financial Statements                      23

Real Estate Equity Securities Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                        CLASS X
                                            --------------------------------
                                                                    FROM
                                                                 INCEPTION
                                             YEAR ENDED          5/1/97 TO
                                              12/31/98            12/31/97
Net asset value, beginning of period        $      11.96        $      10.00
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                      0.47(3)(6)          0.39(3)
  Net realized and unrealized gain
    (loss)                                         (2.89)               1.96
                                                   -----               -----
      TOTAL FROM INVESTMENT OPERATIONS             (2.42)               2.35
                                                   -----               -----
LESS DISTRIBUTIONS
  Dividends from net investment income             (0.46)              (0.35)
  Dividends from net realized gains                   --               (0.04)
                                                   -----               -----
      TOTAL DISTRIBUTIONS                          (0.46)              (0.39)
                                                   -----               -----
Change in net asset value                          (2.88)               1.96
                                                   -----               -----
NET ASSET VALUE, END OF PERIOD              $       9.08        $      11.96
                                                   -----               -----
                                                   -----               -----
Total return                                      (20.53)%             23.70%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)            $19,697             $15,791

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                0.88%               0.90%(1)
  Net investment income                             4.54%               4.75%(1)
Portfolio turnover                                    15%                  4%(2)

                                                        CLASS Y
                                            --------------------------------
                                                                    FROM
                                                                 INCEPTION
                                             YEAR ENDED          5/1/97 TO
                                              12/31/98            12/31/97
Net asset value, beginning of period        $      11.96        $      10.00
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                      0.46(4)(6)          0.34(4)
  Net realized and unrealized gain
    (loss)                                         (2.91)               2.00
                                                   -----               -----
      TOTAL FROM INVESTMENT OPERATIONS             (2.45)               2.34
                                                   -----               -----
LESS DISTRIBUTIONS
  Dividends from net investment income             (0.42)              (0.34)
  Dividends from net realized gains                   --               (0.04)
                                                   -----               -----
      TOTAL DISTRIBUTIONS                          (0.42)              (0.38)
                                                   -----               -----
Change in net asset value                          (2.87)               1.96
                                                   -----               -----
NET ASSET VALUE, END OF PERIOD              $       9.09        $      11.96
                                                   -----               -----
                                                   -----               -----
Total return                                      (20.69)%             23.55%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $678                $855

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                1.13%               1.15%(1)
  Net investment income                             4.39%               4.51%(1)
Portfolio turnover                                    15%                  4%(2)

(1)  Annualized.
(2)  Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.11 and $0.16, respectively.
(4) Includes reimbursement of operating expenses by investment adviser of $0.11 and $0.16, respectively.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(6)  Computed using average shares outstanding.

24
                       See Notes to Financial Statements

                        INVESTMENTS AT DECEMBER 31, 1998

                                            MOODY'S       PAR
                                            RATING       VALUE
                                          (Unaudited)    (000)         VALUE
                                          -----------   --------   -------------

U.S. GOVERNMENT SECURITIES--13.4%

U.S. TREASURY NOTES--13.4%
U.S. Treasury Notes 4.25%, 11/15/03.....      Aaa       $  5,000   $   4,933,985
U.S. Treasury Notes 4.75%, 11/15/08.....      Aaa         11,180      11,259,982
- --------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $16,163,541)                                         16,193,967
- --------------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES--6.0%
Fannie Mae 6.75%, 6/25/20...............      Aaa          1,378       1,381,613
Fannie Mae 6.527%, 5/25/30..............      Aaa            130         132,194
Freddie Mac 6.65%, 6/15/23..............      Aaa          2,050       2,169,870
GNMA 6%, 12/15/28.......................      Aaa          3,518       3,487,821
- --------------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $6,921,774)                                           7,171,498
- --------------------------------------------------------------------------------

AGENCY NON MORTGAGE-BACKED
SECURITIES--2.6%

Fannie Mae 6%, 5/15/08..................      Aaa          1,470       1,555,083
FHLB 5.315%, 12/23/08...................      Aaa          1,550       1,545,819
- --------------------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $3,104,146)                                           3,100,902
- --------------------------------------------------------------------------------

                                            MOODY'S       PAR
                                            RATING       VALUE
                                          (Unaudited)    (000)         VALUE
                                          -----------   --------   -------------

MUNICIPAL BONDS--15.7%

CALIFORNIA--4.0%
California State Department Water
Resources Revenue Series S 5%, 12/1/29..      Aa        $    865   $     855,269

Fresno County Pension Obligation Taxable
6.21%, 8/15/06..........................      Aaa          1,000       1,033,750

Oakland Pension Obligation Revenue
Taxable Series A 6.98%, 12/15/09........      Aaa            400         437,500

Orange County Pension Obligation Revenue
Taxable Series A 7.62%, 9/1/08..........      Aaa             50          56,562

Orange County Pension Obligation Revenue
Taxable Series A 7.67%, 9/1/09..........      Aaa          1,200       1,369,500

Ventura County Pension Obligation
Taxable 6.54%, 11/1/05..................      Aaa          1,000       1,051,250
                                                                   -------------
                                                                       4,803,831
                                                                   -------------

COLORADO--1.7%
Denver City and County School District
01 Pension Taxable 6.76%, 12/15/07......      Aaa          1,900       2,033,000

FLORIDA--1.3%
Palm Beach County Solid Waste Industrial
Development Project B Revenue Taxable
10.50%, 1/1/11(g)(h)....................      NR           1,000         500,000

28                     See Notes to Financial Statements

Managed Bond Portfolio

                                            MOODY'S       PAR
                                            RATING       VALUE
                                          (Unaudited)    (000)         VALUE
                                          -----------   --------   -------------
FLORIDA--CONTINUED
University of Miami Exchangeable Revenue
Taxable Series A 7.40%, 4/1/11(d).......      Aaa       $    210   $     230,737

University of Miami Exchangeable Revenue
Taxable Series A 7.65%, 4/1/20(d).......      Aaa            810         867,712
                                                                   -------------
                                                                       1,598,449
                                                                   -------------

ILLINOIS--2.3
Illinois Educational Facilities
Authority-Loyola University Revenue
Series A 5.70%, 7/1/24..................      Aaa          1,075       1,158,312

Illinois Educational Facilities
Authority-Loyola University Revenue
Taxable Series A 7.84%, 7/1/24..........      Aaa          1,525       1,652,719
                                                                   -------------
                                                                       2,811,031
                                                                   -------------

MASSACHUSETTS--1.6%
Massachusetts State Port Authority
Revenue Taxable Series C 6%, 7/1/01.....      Aa             870         884,138

Massachusetts State Turnpike Authority
Revenue Series A 5%, 1/1/27.............      Aaa             85          83,831

Massachusetts State Water Resources
Authority Revenue Series D 5%, 8/1/24...      Aaa            985         972,688
                                                                   -------------
                                                                       1,940,657
                                                                   -------------

NEVADA--0.7%
Nevada State Projects 66 & 67 Series A
5%, 5/15/28.............................      Aaa            900         885,375

NEW YORK--1.6%
Long Island Power Authority New York
Electrical Systems Revenue Series A
5.125%, 12/1/22.........................      Aaa            900         906,750

New York State Local Government
Assistance Revenue Series B 5.50%,
4/1/07..................................      Aaa            900         984,375
                                                                   -------------
                                                                       1,891,125
                                                                   -------------

                                            MOODY'S       PAR
                                            RATING       VALUE
                                          (Unaudited)    (000)         VALUE
                                          -----------   --------   -------------

PENNSYLVANIA--0.4%
Pennsylvania Economic Development
Financing Authority Revenue Series B
9.50%, 1/1/12(g)(h).....................      NR        $  1,905   $     533,400

TEXAS--0.1%
Dallas-Fort Worth International Airport
Facilities Improvement Revenue Taxable
6.45%, 11/1/08..........................      Aaa             70          73,238

VIRGINIA--0.9%
Newport News Taxable Series B 7.05%,
1/15/25.................................      Aa           1,025       1,058,313

WASHINGTON--0.4%
Snohomish County Washington School
District 5.65%, 12/1/09.................      Aaa            475         524,875

WISCONSIN--0.7%
Wisconsin State Series 2 5%, 5/1/08.....      Aa             795         845,681
- --------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $19,942,729)                                         18,998,975
- --------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--3.7%

Capita Equipment Receivables Trust 97-1
B 6.45%, 8/15/02........................      Aa             600         606,000

First U.S.A. 98-1, C 144A 6.50%,
1/18/06(b)..............................      NR             925         933,672

Green Tree Financial Corp. 97-3, A6
7.32%, 7/15/28..........................      Aaa            100         103,625

Green Tree Financial Corp. 96-10, A3
6.16%, 11/15/28.........................    AAA(c)           514         515,089

Green Tree Financial Corp. 97-4, M1
7.22%, 2/15/29..........................      Aa           1,500       1,508,437

Premier Auto Trust 97-3, B 6.52%,
1/6/03..................................       A             100         101,438

Team Fleet Financing Corp. 98-2A, C 144A
6.53%, 7/25/02(b).......................    BBB(c)           770         754,119
- --------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $4,512,128)                                           4,522,380
- --------------------------------------------------------------------------------

                       See Notes to Financial Statements                      29

Managed Bond Portfolio

                                            MOODY'S       PAR
                                            RATING       VALUE
                                          (Unaudited)    (000)         VALUE
                                          -----------   --------   -------------
CORPORATE BONDS--9.3%

AEROSPACE/DEFENSE--0.7%
BE Aerospace 144A 9.50%, 11/1/08(b).....       B        $    740   $     784,400
AIRLINES--0.8%
U.S. Airways 6.85%, 1/30/18.............       A             930         930,790

COMMUNICATIONS EQUIPMENT--0.4%
Metromedia Fiber Network, Inc. 144A 10%,
11/15/08(b).............................       B             500         516,875

COMPUTERS (SOFTWARE & SERVICES)--0.4%
PSINet, Inc. 144A 11.50%, 11/1/08(b)....       B             460         478,400
ENTERTAINMENT--0.4%
SFX Entertainment, Inc. 144A 9.125%,
12/1/08(b)..............................       B             500         498,750

GAMING, LOTTERY & PARIMUTUEL COMPANIES--1.5%
Mashantucket Pequot 144A 6.91%,
9/1/12(b)...............................      Aaa          1,100       1,138,500
Mashantucket Pequot 144A 6.57%,
9/1/13(b)...............................      Aaa            715         718,575
                                                                   -------------
                                                                       1,857,075
                                                                   -------------

HEALTH CARE (DIVERSIFIED)--0.4%
Tenet Healthcare Corp. 7.875%, 1/15/03..      Ba             450         462,375

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.9%
Boston Scientific Corp. 6.625%,
3/15/05.................................      Baa          1,075       1,014,531

INSURANCE (PROPERTY-CASUALTY)--0.4%
HSB Capital I Series B 6.258%,
7/15/27(d)..............................    BBB(c)           550         515,128

MANUFACTURING (SPECIALIZED)--0.8%
Collins & Aikman Products 11.50%,
4/15/06.................................       B             460         479,550

Imax Corp. 7.875%, 12/1/05..............      Ba             500         505,000
                                                                   -------------
                                                                         984,550
                                                                   -------------

RETAIL (FOOD CHAINS)--0.7%
Meyer (Fred), Inc. 7.45%, 3/1/08........      Ba             750         811,875

SERVICES (COMMERCIAL & CONSUMER)--0.4%
ARA Services, Inc. 10.625%, 8/1/00......      Baa            107         112,885

                                            MOODY'S       PAR
                                            RATING       VALUE
                                          (Unaudited)    (000)         VALUE
                                          -----------   --------   -------------
SERVICES (COMMERCIAL & CONSUMER)--CONTINUED
Fisher Scientific International, Inc.
144A 9%, 2/1/08(b)......................       B        $    325   $     325,000
                                                                   -------------
                                                                         437,885
                                                                   -------------

TELECOMMUNICATIONS (LONG DISTANCE)--0.4%
Qwest Communications International, Inc.
144A 7.50%, 11/1/08(b)..................      Ba             500         521,875

TELEPHONE--0.8%
Interamericas Co. 14%, 10/27/07.........      NR             915         480,375
Nextlink Communications, Inc. 144A
10.75%, 11/15/08(b).....................       B             500         512,500
                                                                   -------------
                                                                         992,875
                                                                   -------------

TEXTILES (HOME FURNISHINGS)--0.3%
Westpoint Stevens, Inc. 7.875%,
6/15/05.................................      Ba             400         410,000

TRUCKS & PARTS--0.0%
Cummins Engine, Inc. 6.45%, 3/1/05......      Baa             35          34,169
- --------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $11,547,782)                                         11,251,553
- --------------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--22.5%

American Business Financial Services
98-1, A4 6.695%, 9/25/20................      Aaa          1,830       1,832,859

CS First Boston Mortgage Securities
Corp. 97-SPCE, D 144A 7.332%,
4/20/08(b)..............................    BBB(c)           986         965,972

CS First Boston Mortgage Securities
Corp. 98-C1, A1B 6.48%, 5/17/08.........      Aaa          1,400       1,443,531

Chase Commerical Mortgage Securities
Corp. 97-2, A1 6.45%, 12/19/04..........    AAA(c)           113         115,058

ContiMortgage Home Equity Loan Trust
98-1, B 7.86%, 4/15/29..................      Baa          1,576       1,551,375

Criimi Mae Trust I 96-C1, A2 144A 7.56%,
6/30/33(b)..............................    BBB(c)         1,475       1,410,469

Delta Funding Home Equity Loan Trust
98-3, A3F 5.96%, 1/15/25................      Aaa            645         636,232

30                     See Notes to Financial Statements

Managed Bond Portfolio

                                            MOODY'S       PAR
                                            RATING       VALUE
                                          (Unaudited)    (000)         VALUE
                                          -----------   --------   -------------
Deutsche Mortgage and Asset Receiving
Corp. 98-C1, A1 6.22%, 9/15/07..........      Aaa       $  1,824   $   1,845,981

First Union-Lehman Brothers-Bank of
America 98-C2, A2 6.56%, 11/18/08.......      Aaa          1,330       1,385,278

G.E. Capital Mortgage Services, Inc.
96-8, 2A5 7.50%, 5/25/26................    AAA(c)           267         269,909

GMAC Commercial Mortgage Securities,
Inc. 97-C2, A3 6.566%, 11/15/07.........      Aaa          1,050       1,088,391

General Growth Properties 97-1, C2 144A
6.806%, 11/15/07(b).....................      Baa          1,700       1,734,000

LB Commercial Conduit Mortgage Trust
98-C4, A1B 6.21%, 10/15/08..............      Aaa            850         866,734
Merrill Lynch Mortgage Investors, Inc.
96-C2, A3 6.96% 11/21/28................    AAA(c)           100         105,984
Mortgage Capital Funding, Inc. 96-MC2,
A3, 7.008%, 9/20/06(f)..................      Aaa          1,140       1,198,781

Morgan Stanley Capital I 96-C1, A 144A
7.436%, 11/15/05(b)(d)..................    AAA(c)         1,093       1,146,250
Norwest Asset Securities Corp. 96-9, A15
7.75%, 1/25/27..........................      Aaa            130         131,950

PNC Mortgage Securities Corp. 96-3, A5
8%, 12/25/26............................      Aaa          1,790       1,801,788

PNC Mortgage Securities Corp. 97-1, A4
7.95% 2/25/27...........................    AAA(c)           105         106,673
Residential Accredit Loans, Inc. 96-QS4,
AI10 7.90%, 8/25/26.....................    AAA(c)           900         925,875

Residential Asset Securitization Trust
96-A8, A1 8%, 12/25/26..................    AAA(c)           177         177,484

Residential Funding Mortgage Securities
I 93-S25, M3 6.50%, 7/25/08.............    BBB(c)           578         567,482

Residential Funding Mortgage Securities
I 96-S20, A7 7.75%, 9/25/26.............    AAA(c)            70          70,700
Residential Funding Mortgage Securities
I 97-S8, A9 7.50%, 6/25/27..............    AAA(c)           100         101,000

                                            MOODY'S       PAR
                                            RATING       VALUE
                                          (Unaudited)    (000)         VALUE
                                          -----------   --------   -------------

Residential Funding Mortgage Securities
I 98-S2, A4 7%, 1/25/28.................    AAA(c)      $    139   $     140,064

Resolution Trust Corp. 92-C3, B 9.05%,
8/25/23.................................     AA(c)           103         102,765

Ryland Mortgage Securities Corp. III
92-A, 1A 8.256%, 3/29/30(d).............     A-(c)           614         613,338

Securitized Asset Sales, Inc. 95-A, M
7.53%, 3/25/24..........................      Aa           1,916       1,928,987

Structured Asset Securities Corp. 95-C1,
D 7.375%, 9/25/24.......................    BBB(c)         1,865       1,873,159

Structured Asset Securities Corp. 95-C4,
D 7%, 6/25/26...........................    BBB(c)         1,000         995,938
- --------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $27,008,872)                                         27,134,007
- --------------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--14.3%

ARGENTINA--1.9%
Republic of Argentina 9.75%, 9/19/27....      Ba           2,175       1,947,712
Republic of Argentina Series BGL4 11%,
10/9/06.................................      Ba             375         369,375
                                                                   -------------
                                                                       2,317,087
                                                                   -------------

BRAZIL--1.3%
Republic of Brazil C Bond, PIK interest
capitalization, 8%, 4/15/14(d)..........       B           1,042         627,918

Republic of Brazil NMB-L Bearer 6.188%,
4/15/09(d)..............................       B           1,665         920,953
                                                                   -------------
                                                                       1,548,871
                                                                   -------------

BULGARIA--1.5%
Republic of Bulgaria FLIRB Series A
Bearer Euro 2.50%, 7/28/12(d)...........       B           3,075       1,768,125

COLOMBIA--0.9%
Republic of Colombia 7.625%, 2/15/07....      Baa          1,335       1,111,387

CROATIA--0.9%
Croatia Series B 6.563%, 7/31/06(d).....      Baa            651         527,667
Croatia Series A 6.563%, 7/31/10(d).....      Baa            725         580,000
                                                                   -------------
                                                                       1,107,667
                                                                   -------------

                       See Notes to Financial Statements                      31

Managed Bond Portfolio

                                            MOODY'S       PAR
                                            RATING       VALUE
                                          (Unaudited)    (000)         VALUE
                                          -----------   --------   -------------
MEXICO--2.5%
United Mexican States Global Bond
11.375%, 9/15/16........................      Ba        $    360   $     374,287

United Mexican States Global Bond
11.50%, 5/15/26.........................      Ba           1,825       1,944,538
United Mexican States Series A 6.25%,
12/31/19................................      Ba             860         672,950

United Mexican States Series W-B 6.25%,
12/31/19(e).............................      Ba              70          54,775
                                                                   -------------
                                                                       3,046,550
                                                                   -------------

PANAMA--1.8%
Republic of Panama 8.875%, 9/30/27......      Ba           2,355       2,225,475

PERU--1.5%
Peru PDI 4%, 3/7/17(d)..................     BB(c)         2,785       1,761,513

POLAND--1.7%
Poland Bearer PDI 5%, 10/27/14(d).......      Baa          2,155       2,018,966
SOUTH AFRICA--0.3%
Republic of South Africa 8.50%,
6/23/17.................................      Baa            530         407,888
- --------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $17,863,958)                                         17,313,529
- --------------------------------------------------------------------------------
FOREIGN CORPORATE BONDS--7.2%

ARGENTINA--0.7%
Telefonica de Argentina 144A 9.125%,
5/7/08(b)...............................      Ba             885         818,625

CHILE--2.0%
Compania Sud Americana de Vapores 144A
7.375%, 12/8/03(b)......................    BBB(c)         1,240       1,122,200
Empresa Nacional de Electricidad SA
7.75%, 7/15/08..........................      Baa             75          70,815

Petropower I Funding Trust 144A 7.36%,
2/15/14(b)..............................    BBB(c)         1,400       1,181,250
                                                                   -------------
                                                                       2,374,265
                                                                   -------------
CHINA--0.0%
AES China Generating Co. Yankee 10.125%,
12/15/06................................      Ba              15          10,350

                                            MOODY'S       PAR
                                            RATING       VALUE
                                          (Unaudited)    (000)         VALUE
                                          -----------   --------   -------------

JAPAN--1.3%
IBJ Preferred Capital Co. LLC 144A
8.79%, 12/29/49(b)(d)...................      Baa       $    850   $     732,325

SB Treasury Co. LLC 144A 9.40%,
12/29/49(b)(d)..........................      Baa            850         808,975
                                                                   -------------
                                                                       1,541,300
                                                                   -------------

MEXICO--1.2%
Banco Nacional de Mexico 144A 7.57%,
12/31/00(b).............................      Ba           1,500       1,478,906

POLAND--0.4%
TPSA Finance 144A 7.75%, 12/10/08(b)....      Baa            455         448,744

VENEZUELA--1.6%
PDVSA Finance Ltd. 98-1C 144A 6.80%
11/15/08(b).............................       A           2,000       1,778,140

Petrozuata Finance, Inc. 144A 8.22%,
4/1/17(b)...............................      Baa            325         230,750
                                                                   -------------
                                                                       2,008,890
                                                                   -------------
- --------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $9,467,839)                                           8,681,080
- --------------------------------------------------------------------------------

                                                         SHARES
                                                        --------

PREFERRED STOCKS--0.7%

REITS--0.7%
Home Ownership Funding 2, Step-down Pfd.
144A 13.338(b)(i).......................                     900         860,706
- --------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $801,056)                                               860,706
- --------------------------------------------------------------------------------

WARRANTS--0.0%

TELEPHONE--0.0%
FirstCom, Corp. 144A Warrants(b)(g).....                  32,025          40,031
- --------------------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $0)                                                      40,031
- --------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--95.4%
(IDENTIFIED COST $117,333,825)                                       115,268,628
- --------------------------------------------------------------------------------

32                     See Notes to Financial Statements

Managed Bond Portfolio

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)         VALUE
                                          ------------   --------   -------------

SHORT-TERM OBLIGATIONS--12.3%

COMMERCIAL PAPER--7.5%
Ciesco L.P. 5.75%, 1/4/99...............      A-1        $  2,500   $   2,498,802
Merrill Lynch & Co., Inc. 5.05%,
1/4/99..................................      A-1           3,000       2,998,737
Vermont American Corp. 4.95%, 1/4/99....      A-1+            475         474,804
Abbott Laboratories 5.55%, 1/5/99.......      A-1           3,145       3,143,061
                                                                    -------------
                                                                        9,115,404
                                                                    -------------

FEDERAL AGENCY SECURITIES--4.8%
FMC 4.50%, 1/4/99.......................                    5,740       5,737,848
- ---------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $14,853,252)                                          14,853,252
- ---------------------------------------------------------------------------------

TOTAL INVESTMENTS--107.7%
(IDENTIFIED COST $132,187,077)                                         130,121,880(a)
Cash and receivables, less liabilities--(7.7%)                          (9,357,549)
                                                                    --------------
NET ASSETS--100.0%                                                  $  120,764,331
                                                                    --------------
                                                                    --------------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $2,383,583 and gross depreciation of $4,624,406 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $132,362,703.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, these securities amounted to a value of $21,940,009 or 18.2% of net assets.
(c)  As rated by Standard & Poor's, Fitch or Duff & Phelps.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e)  Rights incorporated as a unit.
(f)  All or a portion segregated as collateral.
(g)  Non-income producing.
(h)  Security in default.
(i) Dividend payments backed by FHLMC ("Freddie Mac") participation certificates.

                       See Notes to Financial Statements                      33

Managed Bond Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS
Investment securities at value
  (Identified cost $132,187,077)                              $  130,121,880
Cash                                                                  51,305
Receivables
  Interest                                                         1,428,284
  Fund shares sold                                                 1,122,806
Prepaid expenses                                                       2,098
                                                              --------------
    Total assets                                                 132,726,373
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                 11,782,507
  Fund shares purchased                                               50,475
  Investment advisory fee                                             36,405
  Financial agent fee                                                 10,276
  Transfer agent fee                                                   7,236
  Distribution fee                                                     1,616
  Trustees' fee                                                        1,472
Accrued expenses                                                      72,055
                                                              --------------
    Total liabilities                                             11,962,042
                                                              --------------
NET ASSETS                                                    $  120,764,331
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  125,063,958
Accumulated net realized loss                                     (2,234,430)
Net unrealized depreciation                                       (2,065,197)
                                                              --------------
NET ASSETS                                                    $  120,764,331
                                                              --------------
                                                              --------------
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $113,273,241)                3,599,792
Net asset value and offering price per share                          $31.47

CLASS Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $7,491,090)                    238,042
Net asset value and offering price per share                          $31.47

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
Interest                                                      $    6,744,140
Dividends                                                            231,399
                                                              --------------
    Total investment income                                        6,975,539
                                                              --------------

EXPENSES
Investment advisory fee                                              421,814
Distribution fee, Class Y                                             17,754
Financial agent fee                                                   96,091
Transfer agent                                                        45,443
Registration                                                          43,933
Professional                                                          41,895
Custodian                                                             21,222
Trustees                                                              13,209
Printing                                                              11,450
Miscellaneous                                                         25,352
                                                              --------------
    Total expenses                                                   738,163
    Less expenses borne by investment adviser                       (204,858)
                                                              --------------
    Net expenses                                                     533,305
                                                              --------------
NET INVESTMENT INCOME                                              6,442,234
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                   (1,443,742)
Net change in unrealized appreciation (depreciation) on
  investments                                                     (3,362,834)
                                                              --------------
NET LOSS ON INVESTMENTS                                           (4,806,576)
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $    1,635,658
                                                              --------------
                                                              --------------

34                     See Notes to Financial Statements

Managed Bond Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended      Year Ended
                                            12/31/98        12/31/97
                                          -------------   ------------
FROM OPERATIONS
  Net investment income (loss)            $   6,442,234   $  5,402,757
  Net realized gain (loss)                   (1,443,742)     3,000,960
  Net change in unrealized appreciation
    (depreciation)                           (3,362,834)      (942,641)
                                          -------------   ------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                1,635,658      7,461,076
                                          -------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class X             (5,993,836)    (5,037,525)
  Net investment income, Class Y               (448,398)      (398,984)
  Net realized gains, Class X                        --     (2,936,548)
  Net realized gains, Class Y                        --       (262,528)
  In excess of net investment income,
    Class X                                    (454,210)      (382,909)
  In excess of net investment income,
    Class Y                                     (33,979)       (30,327)
  In excess of net realized gains, Class
    X                                          (405,385)            --
  In excess of net realized gains, Class
    Y                                           (30,538)            --
                                          -------------   ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS            (7,366,346)    (9,048,821)
                                          -------------   ------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares
    (2,186,315 and 482,929 shares,
    respectively)                            72,030,204     16,708,642
  Net asset value of shares issued from
    reinvestment of distributions
    (205,651 and 245,591 shares,
    respectively)                             6,625,855      8,172,835
  Cost of shares repurchased (985,246
    and 639,417 shares, respectively)       (32,787,919)   (22,159,462)
                                          -------------   ------------
Total                                        45,868,140      2,722,015
                                          -------------   ------------
CLASS Y
  Proceeds from sales of shares (38,785
    and 69,564 shares, respectively)          1,270,163      2,431,562
  Net asset value of shares issued from
    reinvestment of distributions
    (15,744 and 20,824 shares,
    respectively)                               507,803        691,833
  Cost of shares repurchased (19,173 and
    94,022 shares, respectively)               (623,115)    (3,277,501)
                                          -------------   ------------
Total                                         1,154,851       (154,106)
                                          -------------   ------------
  INCREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                             47,022,991      2,567,909
                                          -------------   ------------
  NET INCREASE IN NET ASSETS                 41,292,303        980,164
NET ASSETS
  Beginning of period                        79,472,028     78,491,864
                                          -------------   ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME OF $0
    AND $0, RESPECTIVELY)                 $ 120,764,331   $ 79,472,028
                                          -------------   ------------
                                          -------------   ------------

                       See Notes to Financial Statements                      35

Managed Bond Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                               CLASS X
                                            ----------------------------------------------
                                                                                   FROM
                                               YEAR ENDED DECEMBER 31           INCEPTION
                                            ----------------------------        3/1/96 TO
                                                  1998              1997         12/31/96
Net asset value, beginning of period        $    33.17        $    33.98        $    33.84
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                    2.26(3)(5)        2.37(3)(5)        2.03(3)(5)
  Net realized and unrealized gain
    (loss)                                       (1.58)             0.85              0.69
                                                 -----             -----             -----
      TOTAL FROM INVESTMENT OPERATIONS            0.68              3.22              2.72
                                                 -----             -----             -----
LESS DISTRIBUTIONS
  Dividends from net investment income           (2.09)            (2.42)            (1.96)
  Dividends from net realized gains                 --             (1.43)            (0.61)
  In excess of net investment income             (0.16)            (0.18)            (0.01)
  In excess of accumulated net realized
    gains                                        (0.13)               --                --
                                                 -----             -----             -----
      TOTAL DISTRIBUTIONS                        (2.38)            (4.03)            (2.58)
                                                 -----             -----             -----
Change in net asset value                        (1.70)            (0.81)             0.14
                                                 -----             -----             -----
NET ASSET VALUE, END OF PERIOD              $    31.47        $    33.17        $    33.98
                                                 -----             -----             -----
                                                 -----             -----             -----
Total return                                      1.99%             9.75%             8.24%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $113,273           $72,747           $71,482

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                              0.55%             0.55%             0.55%(1)
  Net investment income                           6.89%             6.92%             7.15%(1)
Portfolio turnover                                 105%              176%              199%(2)

                                                               CLASS Y
                                            ----------------------------------------------
                                                                                   FROM
                                               YEAR ENDED DECEMBER 31           INCEPTION
                                            ----------------------------        3/1/96 TO
                                                  1998              1997         12/31/96
Net asset value, beginning of period        $    33.18        $    33.97        $    33.84
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                    2.18(4)(5)        2.27(4)(5)        1.98(4)(5)
  Net realized and unrealized gain
    (loss)                                       (1.59)             0.88              0.66
                                                 -----             -----             -----
      TOTAL FROM INVESTMENT OPERATIONS            0.59              3.15              2.64
                                                 -----             -----             -----
LESS DISTRIBUTIONS
  Dividends from net investment income           (2.02)            (2.33)            (1.89)
  Dividends from net realized gains                 --             (1.43)            (0.61)
  In excess of net investment income             (0.15)            (0.18)            (0.01)
  In excess of accumulated net realized
    gains                                        (0.13)               --                --
                                                 -----             -----             -----
      TOTAL DISTRIBUTIONS                        (2.30)            (3.94)            (2.51)
                                                 -----             -----             -----
Change in net asset value                        (1.71)            (0.79)             0.13
                                                 -----             -----             -----
NET ASSET VALUE, END OF PERIOD              $    31.47        $    33.18        $    33.97
                                                 -----             -----             -----
                                                 -----             -----             -----
Total return                                      1.72%             9.52%             7.98%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)           $7,491            $6,725            $7,010

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                              0.80%             0.80%             0.80%(1)
  Net investment income                           6.63%             6.65%             6.91%(1)
Portfolio turnover                                 105%              176%              199%(2)

(1)  Annualized.
(2)  Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.07, $0.08 and $0.09 per share, respectively.
(4) Includes reimbursement of operating expenses by investment adviser of $0.07, $0.08 and $0.09 per share, respectively.
(5)  Computed using average shares outstanding.

36
                       See Notes to Financial Statements

                        INVESTMENTS AT DECEMBER 31, 1998

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------

U.S. GOVERNMENT SECURITIES--23.3%

U.S. TREASURY NOTES--23.3%
U.S. Treasury Notes 5.75%, 10/31/00.....      Aaa        $ 1,500   $   1,529,686
U.S. Treasury Notes 6.25%, 10/31/01.....      Aaa          1,500       1,564,654
U.S. Treasury Notes 4.25%, 11/15/03.....      Aaa          1,475       1,456,455
- --------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $4,559,537)                                           4,550,795
- --------------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED
SECURITIES--16.9%
Fannie Mae 5.85%, 2/25/06...............      Aaa          1,179       1,180,189
Fannie Mae 5.75%, 11/25/16..............      Aaa          1,164       1,163,424
Fannie Mae 7.298%, 3/1/20...............      Aaa            930         960,468
- --------------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $3,289,851)                                           3,304,081
- --------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--29.7%

EQCC Home Equity Loan Trust Series 96-3,
A4 6.70%, 6/15/08.......................      Aaa            623         634,893

Fleetwood Credit Corp. Grantor Trust
93-A, A 6% 1/15/08......................      Aaa          1,273       1,275,692

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------

Green Tree Home Improvement Loan Trust
98-D, HEA2 5.96%, 8/15/29...............     AAA(b)      $   500   $     501,347

Household Consumer Loan Trust 96-2, A2
5.855%, 8/15/06(c)......................       Aa          2,000       2,000,000

Premier Auto Trust 98-4, A3 5.69%,
6/8/02..................................      Aaa            530         534,264

UCFC Home Equity Loan 96-B1, A3 7.30%,
4/15/14.................................      Aaa            417         417,846

Western Financial Grantor Trust 95-2, A1
7.10%, 7/1/00...........................      Aaa            438         440,594
- --------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $5,797,560)                                           5,804,636
- --------------------------------------------------------------------------------

CORPORATE BONDS--2.6%

RETAIL (GENERAL MERCHANDISE)--2.6%
Wal-Mart Stores, Inc. 5.65%, 2/1/10.....       Aa            500         503,125
- --------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $499,945)                                               503,125
- --------------------------------------------------------------------------------

                       See Notes to Financial Statements                      39

Enhanced Reserves Portfolio

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------
NON-AGENCY MORTGAGE-BACKED
SECURITIES--2.6%
Residential Funding Mortgage Securities
I 97-S9, A20 7.50%, 7/25/27.............     AAA(b)      $   500   $     511,653
- --------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $500,982)                                               511,653
- --------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--75.1%
(IDENTIFIED COST $14,647,875)                                         14,674,290
- --------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS--25.1%
COMMERCIAL PAPER--21.3%
American Express Credit Co. 5.857%,
1/6/99..................................       P1            850         850,000

Ford Motor Credit Co. 5.807%, 1/6/99....       P1            850         850,000
General Electric Capital Corp. 5.756%,
1/6/99..................................       P1            850         850,000
Prudential Funding Corp. 4.804%,
1/6/99..................................       P1            750         750,000

                                            MOODY'S        PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   -------   -------------
COMMERCIAL PAPER--CONTINUED
General Motors Acceptance Corp. 5.302%,
1/21/99.................................       P1        $   850   $     850,000
                                                                   -------------
                                                                       4,150,000
                                                                   -------------

REPURCHASE AGREEMENT--3.8%
State Street Bank & Trust Co. Repurchase
Agreement, 4.25%, dated 12/31/98 due
1/4/99, repurchase price $744,351,
collateralized by U.S. Treasury Note
11.625%, 11/15/04, market value
$762,300................................                     744         744,000
- --------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $4,894,000)                                           4,894,000
- --------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.2%
(IDENTIFIED COST $19,541,875)                                         19,568,290(a)
Cash and receivables, less liabilities--(0.2%)                           (33,191)
                                                                   -------------
NET ASSETS--100.0%                                                 $  19,535,099
                                                                   -------------
                                                                   -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $47,356 and gross depreciation of $22,052 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $19,542,986.
(b)  As rated by Standard & Poor's.
(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

40                     See Notes to Financial Statements

Enhanced Reserves Portfolio

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS
Investment securities at value
  (Identified cost $19,541,875)                               $  19,568,290
Cash                                                                    133
Receivables
  Interest                                                          101,283
  Fund shares sold                                                    2,000
  Receivable from adviser                                            16,782
Prepaid expenses                                                        512
                                                              -------------
    Total assets                                                 19,689,000
                                                              -------------

LIABILITIES
Payables
  Dividend distributions                                             25,698
  Fund shares repurchased                                            26,411
  Financial agent fee                                                13,675
  Transfer agent fee                                                  7,176
  Trustees' fee                                                       1,464
  Distribution fee                                                      626
Accrued expenses                                                     78,851
                                                              -------------
    Total liabilities                                               153,901
                                                              -------------
NET ASSETS                                                    $  19,535,099
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  19,890,541
Distribution in excess of net investment income                     (25,697)
Accumulated net realized loss                                      (356,160)
Net unrealized appreciation                                          26,415
                                                              -------------
NET ASSETS                                                    $  19,535,099
                                                              -------------
                                                              -------------
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $19,075,695)                1,924,967
Net asset value per share and offering price per share                $9.91

CLASS Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $459,404)                      46,419
Net asset value and offering price per share                          $9.90

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
Interest                                                      $   3,558,498
                                                              -------------
    Total investment income                                       3,558,498
                                                              -------------

EXPENSES
Investment advisory fee                                             142,030
Distribution fee, Class Y                                             1,615
Financial agent fee                                                  80,491
Registration                                                         45,759
Transfer agent fee                                                   42,140
Professional                                                         39,883
Printing                                                             14,237
Trustees' fees                                                       13,210
Custodian                                                            12,739
Miscellaneous                                                        17,108
                                                              -------------
    Total expenses                                                  409,212
    Less: expenses borne by investment adviser                     (188,056)
                                                              -------------
    Net expenses                                                    221,156
                                                              -------------
NET INVESTMENT INCOME                                             3,337,342
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                       5,821
Net change in unrealized appreciation (depreciation) on
  investments                                                       (84,829)
                                                              -------------
NET LOSS ON INVESTMENTS                                             (79,008)
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   3,258,334
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements                      41

Enhanced Reserves Portfolio

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended      Year Ended
                                            12/31/98        12/31/97
                                          -------------   -------------
FROM OPERATIONS
  Net investment income (loss)            $   3,337,342   $   5,142,453
  Net realized gain (loss)                        5,821         (15,822)
  Net change in unrealized appreciation
    (depreciation)                              (84,829)       (108,788)
                                          -------------   -------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                           3,258,334       5,017,843
                                          -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class X             (3,252,508)     (5,018,041)
  Net investment income, Class Y                (34,351)       (113,618)
  In excess of net realized gains, Class
    X                                           (30,976)             --
  In excess of net realized gains, Class
    Y                                              (327)             --
  Tax return of capital, Class X                (30,992)             --
  Tax return of capital, Class Y                   (327)             --
                                          -------------   -------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS            (3,349,481)     (5,131,659)
                                          -------------   -------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares
    (11,388,876 and 21,169,694 shares,
    respectively)                           113,196,272     210,525,776
  Net asset value of shares issued from
    reinvestment of distributions
    (336,133 and 495,501 shares,
    respectively)                             3,344,672       4,927,719
  Cost of shares repurchased (17,364,902
    and 26,359,297 shares, respectively)   (172,655,453)   (262,080,920)
                                          -------------   -------------
Total                                       (56,114,509)    (46,627,425)
                                          -------------   -------------
CLASS Y
  Proceeds from sales of shares (287,414
    and 70,612 shares, respectively)          2,861,166         702,004
  Net asset value of shares issued from
    reinvestment of distributions
    (1,114 and 8,690 shares,
    respectively)                                11,076          86,399
  Cost of shares repurchased (444,611
    and 27,952 shares, respectively)         (4,414,944)       (277,921)
                                          -------------   -------------
Total                                        (1,542,702)        510,482
                                          -------------   -------------
  DECREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                            (57,657,211)    (46,116,943)
                                          -------------   -------------
  NET DECREASE IN NET ASSETS                (57,748,358)    (46,230,759)
NET ASSETS
  Beginning of period                        77,283,457     123,514,216
                                          -------------   -------------
  END OF PERIOD (INCLUDING DISTRIBUTIONS
    IN EXCESS OF
    NET INVESTMENT INCOME OF ($25,697)
    AND ($43,059), RESPECTIVELY)          $  19,535,099   $  77,283,457
                                          -------------   -------------
                                          -------------   -------------

42                     See Notes to Financial Statements

Enhanced Reserves Portfolio

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                              CLASS X
                                            -------------------------------------------
                                                                                FROM
                                             YEAR ENDED DECEMBER 31          INCEPTION
                                            -------------------------        7/19/96 TO
                                                  1998           1997         12/31/96
Net asset value, beginning of period        $     9.95     $     9.95        $     9.95
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                    0.55(3)        0.58(3)(6)        0.26(3)
  Net realized and unrealized gain
    (loss)                                       (0.03)            --                --
                                                 -----          -----             -----
      TOTAL FROM INVESTMENT OPERATIONS            0.52           0.58              0.26
                                                 -----          -----             -----
LESS DISTRIBUTIONS
  Dividends from net investment income           (0.54)         (0.58)            (0.26)
  In excess of accumulated net realized
    gains                                        (0.01)            --                --
  Tax return of capital                          (0.01)            --                --
                                                 -----          -----             -----
      TOTAL DISTRIBUTIONS                        (0.56)         (0.58)            (0.26)
                                                 -----          -----             -----
Change in net asset value                        (0.04)            --                --
                                                 -----          -----             -----
NET ASSET VALUE, END OF PERIOD              $     9.91     $     9.95        $     9.95
                                                 -----          -----             -----
                                                 -----          -----             -----
Total return                                      5.34%          6.03%             2.57%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $19,076        $75,269          $122,010

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                              0.37%          0.34%             0.34%(1)
  Net investment income                           5.64%          5.84%             5.68%(1)
Portfolio turnover                                 264%           177%              122%(2)

                                                              CLASS Y
                                            -------------------------------------------
                                                                                FROM
                                             YEAR ENDED DECEMBER 31          INCEPTION
                                            -------------------------        11/1/96 TO
                                                  1998           1997         12/31/96
Net asset value, beginning of period        $     9.95     $     9.95        $     9.97
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                    0.51(4)        0.56(4)(6)        0.09(4)
  Net realized and unrealized gain
    (loss)                                       (0.03)            --             (0.02)
                                                 -----          -----             -----
      TOTAL FROM INVESTMENT OPERATIONS            0.48           0.56              0.07
                                                 -----          -----             -----
LESS DISTRIBUTIONS
  Dividends from net investment income           (0.51)         (0.56)            (0.09)
  In excess of accumulated net realized
    gains                                        (0.01)            --                --
  Tax return of capital                          (0.01)            --                --
                                                 -----          -----             -----
      TOTAL DISTRIBUTIONS                        (0.53)         (0.56)            (0.09)
                                                 -----          -----             -----
Change in net asset value                        (0.05)            --             (0.02)
                                                 -----          -----             -----
NET ASSET VALUE, END OF PERIOD              $     9.90     $     9.95        $     9.95
                                                 -----          -----             -----
                                                 -----          -----             -----
Total return                                      5.08%          5.75%             0.71%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $459         $2,014            $1,504

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                              0.63%          0.59%             0.59%(1)
  Net investment income                           5.35%          5.59%             5.58%(1)
Portfolio turnover                                 264%           177%              122%(2)

(1)  Annualized.
(2)  Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.03, $0.02 and less than $0.01, respectively.
(4) Includes reimbursement of operating expenses by investment adviser of $0.03, $0.02 and less than $0.01, respectively.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(6)  Computed using average shares outstanding.

                       See Notes to Financial Statements

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix Duff & Phelps Institutional Mutual Funds (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, five Portfolios are offered for sale: Core Equity Portfolio, Growth Stock Portfolio, Real Estate Equity Securities Portfolio, Managed Bond Portfolio and Enhanced Reserves Portfolio.

  Each Portfolio has distinct investment objectives. The Core Equity Portfolio seeks long-term appreciation of capital. The Growth Stock Portfolio seeks long-term appreciation of capital. The Real Estate Equity Securities Portfolio seeks to emphasize capital appreciation and income equally by investing primarily in marketable securities of publicly-traded real estate investment trusts (REITS) and companies that invest in, operate, develop and/or manage real estate located in the United States. The Managed Bond Portfolio seeks to generate a high level of current income and capital appreciation. The Enhanced Reserves Portfolio seeks to provide high current income consistent with preservation of capital.

  Each Portfolio offers both Class X and Class Y shares. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class Y bears distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Portfolio are borne pro rata by the holders of both classes of shares, except that Class X bears no distribution expenses.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Portfolio is notified. Interest income is recorded on the accrual basis. The Fund does not amortize premiums except for the Enhanced Reserves Portfolio, but does accrete discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  Each of the Portfolios is treated as a separate taxable entity. It is the policy of each Portfolio in the Fund to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Portfolio intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Portfolio on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, non-deductible expenses, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  Each of the Portfolios may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998 (CONTINUED)

currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Portfolio as an unrealized gain (or loss). When the contract is closed or offset, the Portfolio records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. FUTURES CONTRACTS:

  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. A Portfolio may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract the Portfolio is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to a Portfolio is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. OPTIONS:

  Each Portfolio may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.
  Each Portfolio will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  Each Portfolio may purchase options which are included in the Portfolio's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. EXPENSES:

  Expenses incurred by the Fund with respect to any two or more Portfolios are allocated in proportion to the net assets of each Portfolio, except where allocation of direct expense to each Portfolio or an alternative allocation method can be more fairly made.

J. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

  Each Portfolio may engage in when-issued or delayed delivery transactions. The Portfolios record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

2. INVESTMENT ADVISORY FEE AND
  RELATED PARTY TRANSACTIONS

  The Advisers to the Fund are Phoenix Investment Counsel, Inc. ("PIC") and Duff & Phelps Investment Management Co. ("DPIM"). PIC is an indirect, majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"). DPIM is a subsidiary of Phoenix Investment Partners, Ltd., formerly, Phoenix Duff & Phelps Corporation, which is an indirect, majority-owned subsidiary of PHL. Formerly, Phoenix Realty Securities, Inc. ("PRS"), an indirect, wholly-owned subsidiary of PHL, was the investment Adviser for Real Estate Equity Securities Portfolio through December 31, 1997. As compensation for their services to the Fund, the Advisers are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Portfolio:

                                                       1st $1        $1+
Portfolio                                 Adviser     Billion      Billion
- ---------------------------------------  ---------  ------------  ----------
Core Equity Portfolio..................    DPIM           0.50%        0.50%
Growth Stock Portfolio.................     PIC           0.60%        0.55%
Real Estate Equity Securities
  Portfolio............................    DPIM           0.50%        0.50%
Managed Bond Portfolio.................     PIC           0.45%        0.40%
Enhanced Reserves Portfolio............    DPIM           0.24%        0.19%

  In addition to this base adviser fee, Real Estate Equity Securities Portfolio is subject to a performance adjustment based on the

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998 (CONTINUED)

Portfolio's annual performance as compared to certain prescribed benchmarks. For the year ended December 31, 1998, the performance adjustment was $2,653.

  Each Fund's Adviser has voluntarily agreed to assume total fund operating expenses of each Portfolio it advises, excluding interest, taxes, brokerage fees, commissions and extraordinary expenses until December 31, 2001, to the extent that such expenses exceed the following percentages of average annual net assets:

                                                 Class X         Class Y
                                               -----------     -----------
Core Equity Portfolio........................        0.65%        0.90%
Growth Stock Portfolio.......................        0.70%        0.95%
Managed Bond Portfolio.......................        0.55%        0.80%

  DPIM has voluntarily agreed to assume other operating expenses of Real Estate Equity Securities Portfolio, excluding interest, taxes, brokerage fees, commissions and extraordinary expenses to the extent that such expenses exceed 0.40% of average annual net asset values of Class X and Class Y.

  Effective May 1, 1998, DPIM has voluntarily agreed to reimburse or waive total fund operating expenses of the Enhanced Reserves Portfolio, excluding interest, taxes, brokerage fees, commissions and extraordinary expenses until December 31, 1998, to the extent that such expenses exceed 0.40% and 0.65%, respectively, of the average annual net assets of Class X and Y, respectively. Prior to that date, the expense limits were 0.34% and 0.59% for Class X and Y, respectively.
  Phoenix Equity Planning Corporation ("PEPCO"), an indirect, majority-owned subsidiary of PHL, serves as the national distributor of the Fund's shares. Each Portfolio pays PEPCO a distribution fee of an annual rate of 0.25% for Class Y shares applied to the average daily net assets of that class. The distributor has advised the Portfolio that of the total amount expensed for the year ended December 31, 1998, $1,257 was earned by the Distributor, $7,586 was earned by unaffiliated participants, and $60,684 was paid to W.S. Griffith, an indirect subsidiary of PHL.
  As Financial Agent of the Fund, PEPCO received through May 31, 1998, a fee for bookkeeping, administration and pricing services at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee applied. Effective June 1, 1998, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus
(2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of the subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended December 31, 1998, transfer agent fees were $192,226 of which PEPCO retained $103 which is net of fees paid to State Street.

  At December 31, 1998, PHL and affiliates held Portfolio shares which aggregated the following:

                                                           Aggregate
                                                           Net Asset
                                              Shares         Value
                                           ------------   ------------
Core Equity Portfolio-Class X............       190,000   $  1,943,700
Core Equity Portfolio-Class Y............        10,000        102,100
Growth Stock Portfolio-Class X...........             5            183
Growth Stock Portfolio-Class Y...........         4,799        181,227
Real Estate Equity Securities
  Portfolio-Class X......................     1,078,022      9,788,438
Real Estate Equity Securities
  Portfolio-Class Y......................        10,571         96,094
Managed Bond Portfolio-Class X...........       393,630     12,387,521
Managed Bond Portfolio-Class Y...........         3,823        120,301

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the year ended December 31, 1998 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:

                                             Purchases        Sales
                                            ------------   ------------
Core Equity Portfolio.....................  $ 13,419,059   $  3,278,216
Growth Stock Portfolio....................    70,683,054     83,173,491
Real Estate Equity Securities Portfolio...    12,954,426      2,206,859
Managed Bond Portfolio....................    95,200,300     64,810,789
Enhanced Reserves Portfolio...............    29,697,953     78,202,190

  Purchases and sales of U.S. Government and agency securities during the year ended December 31, 1998, aggregated the following:

                                            Purchases        Sales
                                           ------------   ------------
Managed Bond Portfolio...................  $ 46,932,764   $ 27,170,256
Enhanced Reserves Portfolio..............   113,296,399    117,758,510

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market price of these investments and the income they generate, as well as a Portfolio's ability to repatriate such amounts.

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998 (CONTINUED)

5. OTHER

  As of December 31, 1998, the Portfolios had shareholders who each individually owned more than 10% of shares outstanding, none of whom are affiliated with PHL or PXP as follows. In addition, affiliate holdings are presented in the table located within Note 2.

                                          Number of         % of Total
                                        shareholders        net assets
                                       ---------------  ------------------
Core Equity Portfolio................             3              62.8%
Growth Stock Portfolio...............             3              36.0%
Real Estate Equity Securities
  Portfolio..........................             1              34.8%
Enhanced Reserves Portfolio..........             4              73.6%

6. CAPITAL LOSS CARRYOVERS

  At December 31, 1998, the following Portfolios had available for federal income tax purposes unused capital losses as follows:

Core Equity Portfolio............................  $ 538,960
Real Estate Portfolio............................    627,317
Enhanced Reserves Portfolio......................    355,049

  Capital loss carryovers expire in 2006 for all Portfolios except for Enhanced Reserves Portfolio which expires as follows: $189,419 in 2003, $128,718 in 2004, and $36,912 in 2005.

  For the Enhanced Reserves Portfolio, capital loss carryovers include $189,419 acquired in connection with the merger of the Duff & Phelps Enhanced Reserves Fund.

  Under current tax law, capital losses realized after October 31, 1998 may be deferred and treated as occurring on the first day of the following tax year. For the calendar year ended December 31, 1998, the Managed Bond Portfolio, Real Estate Portfolio, and Core Equity Portfolio elected to defer losses occurring between November 1, 1998 and December 31, 1998 in the amount of $2,171,999, $130,522, and $108,734, respectively.

7. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Portfolios have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Portfolios and are designed generally to present undistributed net investment income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 1998, the Portfolios recorded the following reclassifications to increase (decrease) the accounts listed below:

                          Undistributed
                              net      Accumulated   Capital paid
                          investment       net      in on share of
                            income      realized      beneficial
                            (loss)     gain (loss)     interest
                          -----------  -----------  --------------
Core Equity Portfolio...   $  43,946    $      --     $  (43,946)
Growth Stock
  Portfolio.............          --           --             --
Real Estate Equity
  Securities
  Portfolio.............      25,914       (4,707)       (21,207)
Managed Bond
  Portfolio.............     488,189     (353,395)      (134,794)
Enhanced Reserves
  Portfolio.............     (33,121)      33,121             --

TAX INFORMATION NOTICE (UNAUDITED)

  For the fiscal year ended December 31, 1998, the following Funds distributed long-term capital gain dividends as follows:

                                                        Total
                                                      Long-Term
                                                     Distributions
                                                     ------------
Core Equity Portfolio..............................   $       --
Growth Stock Portfolio.............................    7,736,320
Real Estate Equity Securities Portfolio............        4,483
Managed Bond Portfolio.............................      304,353
Enhanced Reserves Portfolio........................           --

  This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which includes information concerning the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To the Shareholders and Trustees of
Phoenix Duff & Phelps Institutional Mutual Funds

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Equity Portfolio, the Growth Stock Portfolio, the Real Estate Equity Securities Portfolio, the Managed Bond Portfolio, and the Enhanced Reserves Portfolio (constituting the Phoenix Duff & Phelps Institutional Mutual Funds, hereafter referred to as the "Fund") at December 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
February 22, 1999

                PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS

                            PART C--OTHER INFORMATION

Item 23. Exhibits


  a.1.   Declaration of Trust of the Registrant, filed via Edgar as Exhibit (1)(a) with Pre-Effective Amendment No. 1 on February 2, 1996 and incorporated herein by reference.

  a.2.   Amendment to Declaration of Trust changing names of Portfolios, filed via Edgar as Exhibit (1)(b) with
         Pre-Effective Amendment No. 2 on February 28, 1996 and incorporated herein by reference.

  a.3.   Amendment to Declaration of Trust adding Real Estate Equity Securities Portfolio filed via Edgar as Exhibit
         (1)(c) with Post-Effective Amendment No. 4 on February 11, 1997 and incorporated herein by reference.

  a.4.   Amendment to Declaration of Trust adding Core Equity Portfolio filed via Edgar as Exhibit (1)(d) with
         Post-Effective Amendment No. 9 on April 28, 1998 and incorporated herein by reference.

  a.5    Fourth Amendment to Declaration of Trust eliminating certain Portfolio and amending certain other provisions filed via Edgar with Post-Effective Amendment No. 10 on February 26, 1999 and
         incorporated herein by reference.

  b.     None

  c.     Reference is made to Article III, Section 3.4 of Registrant's Declaration of Trust.

  d.1.   Investment Advisory Agreement between Registrant and Duff & Phelps Investment Management Co.
         ("DPIM") adding Enhanced Reserves Portfolio, filed via Edgar as Exhibit (5)(a) with Pre-Effective
         Amendment No. 1 on February 2, 1996 and incorporated herein by reference.

  d.2.   Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. ("PIC"), filed via Edgar as Exhibit (5)(b) with Pre-Effective Amendment No. 1 on February 2, 1996 and incorporated herein by reference.

  d.3.   Investment Advisory Agreement between Registrant and Phoenix Realty Securities, Inc. ("PRS"),
         assigned to Duff & Phelps Investment Management Co. on March 2, 1998, filed via Edgar as Exhibit
         (5)(c) with Post-Effective Amendment No. 9 on April 28, 1998 and incorporated herein by reference.

  d.4.   Amendment to the Investment Advisory Agreement between Registrant and Duff & Phelps Investment
         Management Co. relating to the Core Equity Portfolio filed via Edgar as Exhibit (5)(d) with Post-
         Effective Amendment No. 7 on January 14, 1998 and incorporated herein by reference.

  e.1.   Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation, filed via Edgar as
         Exhibit (6)(a) with Post-Effective Amendment No. 9 on April 28, 1998 and incorporated herein by reference.

  e.2.   Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers, filed via Edgar as
         Exhibit (6)(b) with Post-Effective Amendment No. 1 on March 1, 1996 and incorporated herein by reference.

  f.     None

  g.1.   Custodian Agreement between Registrant and State Street Bank and Trust Company, filed via Edgar as
         Exhibit (8)(a) with Post-Effective Amendment No. 6 on September 30, 1997 and incorporated herein by reference.

  g.2.   Custodian Agreement between Registrant and The Chase Manhattan Bank, N.A., filed via Edgar as Exhibit
         (8)(b) with Pre-Effective Amendment No. 2 on February 28, 1996 and incorporated herein by reference.

  h.1.   Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated
         December 11, 1996, filed via Edgar as Exhibit (9)(a) with Post-Effective Amendment No. 5 on April 28,
         1997 and incorporated herein by reference.

  h.2.   Transfer Agent Agreement between Registrant and Phoenix Equity Planning Corporation, filed via Edgar as
         Exhibit (9)(b) with Pre-Effective Amendment No. 2 on February 28, 1996 and incorporated herein by reference.

  h.3.   Form of Administration Agreement between Registrant (on behalf of Real Estate Equity Securities
         Portfolio) and Phoenix Duff & Phelps Corporation, filed via Edgar as Exhibit (9)(c) with Post-Effective
         Amendment No. 4 on February 11, 1997 and incorporated herein by reference.

  h.4.   First Amendment to Financial Agent Agreement between Registrant and Phoenix Equity Planning
         Corporation effective February 27, 1998, filed via Edgar as Exhibit (9)(d) with Post-Effective
         Amendment No. 9 on April 28, 1998.

  i.1.   Opinion of Counsel, filed via Edgar as Exhibit (10)(a) with Pre-Effective Amendment No. 2 on February
         28, 1996 and incorporated herein by reference. [Consent or new opinion of counsel to be filed by amendment.]

  i.2.   Opinion of Counsel (as to the Real Estate Equity Securities Portfolio) filed via Edgar as Exhibit (10)(b)
         with Post-Effective Amendment No. 5 on April 28, 1997 and incorporated herein by reference.
         [Consent or new opinion of counsel to be filed by amendment.]

  i.3.   Opinion of Counsel (covering the Core Equity Portfolio) filed via Edgar as Exhibit (10)(c) with Post-
         Effective Amendment No. 8 on March 30, 1998 and incorporated herein by reference. [Consent or new opinion of counsel to be filed by amendment.]

  j.*    Consent of Independent Accountants.

  k.     None

  l.     Initial Capitalization Agreement, filed via Edgar as Exhibit (13) with Pre-Effective Amendment No. 1 on
         February 2, 1996 and incorporated herein by reference.

  m.1.   Amended and Restated Rule 12b-1 Distribution Plan for Class Y Shares, filed via Edgar as Exhibit (15)
         with Post-Effective Amendment No. 6 on September 30, 1997 and incorporated herein by reference.

  n.*    Financial Data Schedules reflected on Edgar as Exhibit 27.

  o.     Amended and Restated Rule 18f-3 Dual Distribution Plan filed via Edgar as Exhibit (18) with Post-
         Effective Amendment No. 5 on April 28, 1997 and incorporated herein by reference.

  p.     Powers of Attorney filed via Edgar with Post-Effective Amendment No. 10 on February 26, 1999 and
         incorporated herein by reference.

-----------
*Filed herewith.

Item 24. Persons Controlled by or Under Common Control with the Fund.


     As of the date hereof, to the best knowledge of the Registrant, no person is directly or indirectly controlled by or under common control with the Fund.


Item 25. Indemnification.

     Please see Article V of the Registrant's Declaration of Trust (incorporated herein by reference). Registrant's trustees and officers are covered by an Errors and Omissions Policy. Paragraph 10 of the Investment Advisory Agreements between the Registrant and its Advisers provide in relevant part that, in the absence of willful malfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties under the Investment Advisory Agreements on the part of each the Adviser, the Advisers shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant and the investment advisers and distributor pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense or any action, suit or proceeding) is asserted against the Registrant by such trustee, director, officer or controlling person or the Distributor in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.


     See "Management of the Portfolio" in the Prospectus and "Services of the Adviser" in the Statement of Additional Information for information regarding the business of the Advisers. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Advisers, reference is made to the Advisers' current Form ADV (SEC File Nos. 801-5995 (PIC) and 801-14813 (DPIM)) filed under the Investment Advisers Act of 1940, incorporated herein by reference.


Item 27. Principal Underwriter.


(a) Equity Planning also serves as the principal underwriter for the following other registrants: Phoenix-Aberdeen Series Fund, Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix California Tax Exempt Bonds, Inc., Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix-Euclid Funds, Phoenix Income and Growth Fund, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix Multi-Sector Short Term Bond Fund, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Allocation Fund, Inc., Phoenix Strategic Equity Series Fund, Phoenix-Zwieg Funds, Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVAI.

(b) The directors and executive officers of Phoenix Equity Planning Corporation, the distributor for Registrant, are as follows:


Name and Principal           Position and Offices              Position and Offices
Business Address             with Distributor                  with Registrant
----------------             ----------------                  ---------------
Michael E. Haylon            Director                          Executive Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin         Director and President            Trustee and President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

William R. Moyer             Director, Senior Vice             Vice President
100 Bright Meadow Blvd.      President, Chief Financial
P.O. Box 2200                Officer and Treasurer
Enfield, CT 06083-2200

John F. Sharry               Executive Vice President,         None
56 Prospect Street           Retail Distribution
P.O. Box 150480
Hartford, CT 06115-0480

Leonard J. Saltiel           Managing Director,                Vice President
56 Prospect Street           Operations and Service
P.O. Box 150480
Hartford, CT 06115-0480

G. Jeffrey Bohne             Vice President, Mutual Fund       Secretary
101 Munson Street            Customer Service
P.O. Box 810
Greenfield, MA 01302-0810

Nancy G. Curtiss             Vice President and Treasurer,     Treasurer
56 Prospect Street           Fund Accounting
P.O. Box 150480
Hartford, CT 06115-0480

Thomas N. Steenburg          Vice President, Counsel           Assistant Secretary
56 Prospect Street           and Secretary
P.O. Box 150480
Hartford, CT 06115

Jacqueline M. Porter         Assistant Vice President,         Assistant Treasurer
56 Prospect Street           Financial Reporting
P.O. Box 150480
Hartford, CT 06115-0480


(c) To the best of the Registrant's knowledge, no commissions or other compensation were received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

Item 28. Location of Accounts and Records.

     All accounts, books and other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Registrant located at 101 Munson Street, P.O. Box 810, Greenfield, MA 01302-0810, or its investment advisers, Duff & Phelps Investment Management Co., 55 East Monroe Street, Suite 3600, Chicago, Illinois 60610, Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, CT 06115, or the custodians, State Street Bank and Trust Company, 1 Heritage Drive, P2N, North Quincy, MA 02171 or The Chase Manhattan Bank, N.A., 1 Chase Manhattan Plaza, Floor 3B, New York, NY 10081. All such accounts, books and other documents required to be maintained by the principal underwriter will be maintained at Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, Enfield, Connecticut 06083.

Item 29. Management Services.
     None.

Item 30. Undertakings.
     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 30th day of April, 1999.



                                                 PHOENIX DUFF & PHELPS
                                               INSTITUTIONAL MUTUAL FUNDS


ATTEST: /s/ Thomas N. Steenburg          By: /s/ Philip R. McLoughlin
        -----------------------              -----------------------------------
            Thomas N. Steenburg                  Philip R. McLoughlin
            Assistant Secretary                  President


     Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 30th day of April, 1999.


           Signature              Title
           ---------              -----
                                  Trustee
----------------------------
         Robert Chesek*

                                  Trustee
----------------------------
       E. Virgil Conway*

                                  Trustee
----------------------------
        William W. Crawford*

        /s/ Nancy G. Curtiss      Treasurer (principal financial
----------------------------      and accounting officer)
        Nancy G. Curtiss

                                  Trustee
----------------------------
        Harry Dalzell-Payne*

                                  Trustee
----------------------------
       William N. Georgeson*

                                  Trustee
----------------------------
      Francis E. Jeffries*

                                  Trustee
----------------------------
       Leroy Keith, Jr.*

     /s/ Philip R. McLoughlin     Trustee and President
----------------------------
        Philip R. McLoughlin

                                  Trustee
----------------------------
        Eileen A. Moran*

                                  Trustee
----------------------------
       Everett L. Morris*

                                  Trustee
----------------------------
        James M. Oates*

                                  Trustee
----------------------------
  Richard A. Pavia*

           Signature              Title
           ---------              -----
                                  Trustee
----------------------------
      Calvin J. Pedersen*

                                  Trustee
----------------------------
       Herbert Roth, Jr.*

                                  Trustee
----------------------------
        Richard E. Segerson*

                                  Trustee
----------------------------
      Lowell P. Weicker, Jr.*

*By: /s/ Philip R. McLoughlin
     -------------------------
 * Philip R. McLoughlin pursuant to powers of attorney.


                                       S-2